EXHIBIT 4.1

                                     RESIDENTIAL ASSET SECURITIES CORPORATION,

                                                    Depositor,

                                         RESIDENTIAL FUNDING CORPORATION,

                                                 Master Servicer,

                                                        and

                                            [_________________________]

                                                      Trustee

                                          POOLING AND SERVICING AGREEMENT

                                           Dated as of [____] 1, 200[_]

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                Series 200[_]-KS[_]

                                                 TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the
                               Depositor........................................................................48

         Section 2.04.         Representations and Warranties of Residential Funding............................50

         Section 2.05.         Execution and Authentication of Certificates; Conveyance of REMIC I

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers;

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or
                               Certificateholders...............................................................57

         Section 3.06.         Assumption or Termination of Subservicing Agreements by Trustee..................57

         Section 3.07.         Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                               Account..........................................................................57

         Section 3.08.         Subservicing Accounts; Servicing Accounts........................................59

         Section 3.09.         Access to Certain Documentation and Information Regarding the Mortgage

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03.         Statements to Certificateholders; Statements to Rating Agencies; Exchange
                               Act Reporting....................................................................80

         Section 4.04.         Distribution of Reports to the Trustee and the Depositor; Advances by the

         Section 6.02.         Merger or Consolidation of the Depositor or the Master Servicer;

Exhibit C-1       Form of Rule 144A Global Class B Certificate...............................................C-1-1

Exhibit C-2       Form of Temporary Regulation S Global Class B Certificate..................................C-2-1

Exhibit C-3       Form of Rule 144A Global Class B Certificate...............................................C-3-1

Exhibit D-1       Form of Rule 144A Global Class SB Certificate..............................................D-1-1

Exhibit D-2       Form of Temporary Regulation S Global Class SB Certificate.................................D-2-1

Exhibit D-3       Form of Permanent Regulation S Global Class SB Certificate.................................D-3-1

Exhibit D-4       Form of Class R Certificate................................................................D-4-1

Exhibit H-1       Form of Transfer Affidavit and Agreement...................................................H-1-1

Exhibit H-2       Form of Transferor Certificate.............................................................H-2-1

Exhibit I         Form of Investor Representation Letter.......................................................I-1

Exhibit J         Form of Transferor Representation Letter.....................................................J-1

Exhibit K         Text of Amendment to Pooling and Servicing Agreement Pursuant to

Exhibit T-1       Form of 10-K Certification.................................................................T-1-1

Exhibit T-2       Form of Back-Up Certification..............................................................T-2-1

Exhibit U         Information to be Provided by the Master Servicer to the Rating Agencies Relating to

Exhibit X         Form of Certificate to be Given by Transferree of Beneficial Interest in a Regulation
                  S Book-Entry Certificate.....................................................................X-1

Exhibit Y         Form of Transfer Certificate for Exchange or Transfer from 144A Book-Entry Certificate to Regulation S Book-Entry Certificate.......................................................Y-1

Exhibit Z         Form of Initial Purchaser Exchange Instructions..............................................Z-1

         This  Pooling  and  Servicing  Agreement,  effective  as of  [___]  1,  200[_],  among  RESIDENTIAL  ASSET
SECURITIES  CORPORATION,  as the depositor (together with its permitted  successors and assigns,  the "Depositor"),
RESIDENTIAL  FUNDING  CORPORATION,  as master  servicer  (together with its permitted  successors and assigns,  the
"Master Servicer"),  and  [_______________],  a national banking association organized under the laws of the United
States, as trustee  (together with its permitted successors and assigns, the "Trustee").

                                              PRELIMINARY STATEMENT:

         The  Depositor  intends  to  sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued  hereunder in multiple  Classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related  assets  (exclusive of the Hedge  Agreement)  subject to this Agreement as a real estate mortgage  investment conduit (a "REMIC") for federal income tax purposes,  and such segregated  pool of assets will be designated as "REMIC I." The  Class [R-I]  Certificates  will represent the sole
Class of  "residual  interests" in REMIC I for purposes of the REMIC  Provisions (as defined  herein) under federal income tax law. The following table  irrevocably sets forth the designation,  remittance rate (the  "Uncertificated
REMIC I  Pass-Through  Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in
REMIC I (the "REMIC I Regular  Interests").  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the
Maturity Date.  None of the REMIC I Regular Interests will be certificated.
Designation	Uncertificated REMIC I Pass-Through Rate	Initial Uncertificated REMIC I Principal Balance	Latest Possible Maturity Date
[LT1]	[___](1)	$[________]	[___] 20[_]
[LT2]	[___](1)	$[________]	[___] 20[_]
[LT3]	[___]%	$[________]	[___] 20[_]
[LT4]	[___](1)	$[________]	[___] 20[_]
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I  Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets  will be  designated  as  REMIC II.  The  Class [R-II]  Certificates  will  represent  the sole  Class of
"residual  interests" in REMIC II for purposes of the REMIC  Provisions under federal income tax law. The following table irrevocably sets forth the designation,  Pass-Through Rate, aggregate Initial Certificate  Principal Balance, certain  features,  month of Final Scheduled  Distribution  Date and initial ratings for each Class of Certificates comprising  the  interests  representing  "regular  interests" in REMIC II.  The "latest  possible  maturity  date"
(determined solely for purposes of satisfying  Treasury Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of
REMIC II Regular Interests shall be the Maturity Date.
Designation	Type	Pass-Through Rate	Aggregate Initial Certificate Principal Balance	Features	Month of Final Scheduled Distribution Date	Initial Ratings
						S®P	Moody's
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Senior/Adjustable Rate]	[______] 20[__]	[AAA]	[Aaa]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Senior/Adjustable Rate]	[______] 20[__]	[AAA]	[Aaa]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Senior/Adjustable Rate]	[______] 20[__]	[AAA]	[Aaa]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[AA+]	[Aa1]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[AA]	[Aa2]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[AA-]	[Aa3]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[A+]	[A1]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[A]	[A2]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[A-]	[A3]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[BBB+]	[Baa1]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[BBB]	[Baa2]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Mezzanine/Adjustable Rate]	[______] 20[__]	[BBB-]	[Baa3]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Subordinate/Adjustable Rate]	[______] 20[__]	[BB+]	[Ba1]
Class [__]	Regular(1)	Adjustable(2)(3)	$[_________]	[Subordinate/Adjustable Rate]	[______] 20[__]	[BB]	[Ba2]
Class [__]	Regular(4)	(4)	$[_________]	[Subordinate]	[______] 20[__]	[NR]	[NR]
_______________
(1)      The [Class A, Class M and Class B]  Certificates  will represent  ownership of REMIC II Regular  Interests
         [together  with certain rights to payments to be made from amounts  received  under the,  Hedge  Agreement which will be deemed made for federal  income tax purposes  outside of REMIC II by the holder of the Class
         SB Certificates as the owner of the Hedge Agreement].
(2)      [The REMIC II Regular  Interests  ownership  of which is  represented  by the Class A, Class M and Class B
         Certificates,  will  accrue  interest  at a per annum  rate  equal to the  lesser  of (i)  LIBOR  plus the applicable  Margin and (ii) the REMIC Net WAC Cap Rate and the  provisions  for the  payment of Basis Risk
         Shortfalls  herein,  which payments will not be part of the entitlement of the REMIC II Regular  Interests related to such Certificates.]
(3)      [The Class A, Class M and Class B  Certificates  will also entitle their holders to certain  payments from the Holder of the Class SB  Certificates  from amounts to which the related  REMIC II Regular  Interest is entitled and from amounts received under the Hedge Agreement,  which will not be a part of their ownership of the REMIC II Regular Interests.]
(4)      The Class SB  Certificates  will accrue  interest as described in the  definition  of Accrued  Certificate
         Interest.  The Class SB Certificates will not accrue interest on their Certificate  Principal Balance. The
         Class SB Certificates will represent ownership of two REMIC II Regular Interests, a principal only regular interest designated REMIC II Regular Interest SB-PO and an interest only regular interest designated REMIC
         II Regular Interest SB-IO,  which will be entitled to distributions as set forth herein. The rights of the
         Holder of the Class SB  Certificates  to payments from the Hedge Agreement shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and SB-PO.

         In consideration of the mutual  agreements herein  contained,  the Depositor,  the Master Servicer and the
Trustee agree as follows:

                                                    ARTICLE I

                                                    DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued   Certificate   Interest:   With   respect   to  each   Distribution   Date  and  each   Class  of
[Class A Certificates,  Class M  Certificates  and  Class B  Certificates,]  interest  accrued  during the  related
Interest Accrual Period on the Certificate  Principal  Balance thereof  immediately prior to such Distribution Date at the related Pass-Through Rate for that Distribution Date.

         The amount of Accrued  Certificate  Interest on each Class of Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior calendar month to the extent not covered by Compensating  Interest  pursuant to  Section 3.16,  and by Relief Act Shortfalls on the related Mortgage
Loans during the related Due Period.  All such  reductions  with  respect to the  Mortgage  Loans will be allocated among the Certificates in proportion to the amounts of Accrued  Certificate  Interest payable on such  Certificates on such Distribution Date absent such reductions.

         [Accrued  Certificate  Interest on each Class of Class A  Certificates,  Class M  Certificates and Class B
Certificates  for any  Distribution  Date  shall  also be reduced by any  interest  shortfalls  resulting  from the failure of the Hedge  Agreement  Provider to make the required Hedge Payment for such  Distribution  Date, with all such reductions  allocated to the Class A  Certificates,  Class M  Certificates  and Class B  Certificates on a pro
rata basis,  based on the portion of the Hedge  Payment each such  Class was  entitled to, but did not receive,  on such Distribution Date.]

         Accrued  Certificate  Interest for any Distribution  Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest  shall accrue on the basis of a 360-day year and the actual  number of days in the related Interest Accrual Period.

With  respect to each  Distribution  Date and the Class SB  Certificates,  interest  accrued  during the  preceding
Interest Accrual Period at the related  Pass-Through  Rate on the Notional Amount as specified in the definition of
Pass-Through Rate,  immediately prior to such Distribution Date, reduced by any interest shortfalls with respect to the Mortgage Loans,  including  Prepayment Interest  Shortfalls to the extent not covered by Compensating  Interest pursuant  to Section  3.16 or by Excess Cash Flow  pursuant to Section  4.02(c)(v)  and (vi).  Accrued  Certificate
Interest on the Class SB Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjusted  Mortgage  Rate:  With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

         Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related
Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Advance:  With  respect to any  Mortgage  Loan,  any  advance  made by the Master  Servicer,  pursuant  to
Section 4.04.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such  first  Person.  For  purposes  of this  definition,  "control"  means  the power to direct  the management  and  policies  of such  Person,  directly  or  indirectly,  whether  through  the  ownership  of voting securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings  correlative to the foregoing.

         Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account  at the  close of  business  on the  preceding  Determination  Date on  account  of
(i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, REO Proceeds, Principal Prepayments,  Mortgage
Loan purchases made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions made pursuant to
Section 2.03  or 2.04  received  or made in the  month of such  Distribution  Date  (other  than  such  Liquidation
Proceeds,  Subsequent Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been  received in the  preceding  month in accordance  with  Section 3.07(b))  and (ii)
payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the Due Date in the related Due Period.

         Appraised  Value:  With respect to any Mortgaged  Property,  the lesser of (i) the appraised value of such
Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and
(ii) the sales  price of the  Mortgaged  Property  at such time of  origination,  except in the case of a Mortgaged
Property  securing a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal made at the time of  origination of the loan which was refinanced or modified or the appraised  value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment:  An  assignment of the Mortgage,  notice of transfer or equivalent  instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment, notice  of  transfer  or  equivalent  instrument  may be in the form of one or more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county,  if permitted by law and accompanied by an
Opinion of Counsel to that effect.

         Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,   dated  the  Closing  Date,  between
Residential  Funding and the  Depositor  relating to the transfer and  assignment of the Mortgage  Loans,  attached hereto as Exhibit R.

         Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of
(i) the amount  relating to the Mortgage  Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance  made on the  immediately  preceding  Certificate  Account  Deposit  Date with  respect to the Mortgage
Loans,  (iii) any amount  deposited in the  Certificate  Account on the related  Certificate  Account  Deposit Date pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the

Master Servicer is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e)  in respect of the Mortgage Loans,  and (v) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or 9.01 in respect of the  Mortgage  Loans,  reduced by (b) the sum as of the close of business on the  immediately  preceding
Determination  Date of (x) the Amount Held for Future  Distribution  with  respect to the Mortgage  Loans,  and (y)
amounts  permitted to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage
Loans pursuant to clauses [(ii)-(x)], inclusive, of Section 3.10(a).

         Balloon  Loan:  Each of the Mortgage  Loans having an original  term to maturity  that is shorter than the related amortization term.

         Balloon  Payment:  With respect to any Balloon Loan,  the related  Monthly  Payment  payable on the stated
maturity date of such Balloon Loan.

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basis Risk  Shortfalls:  [With respect to any  Distribution  Date and any Class of [Class A  Certificates,
Class M  Certificates or Class B]  Certificates,  the sum of (a) with respect to any Distribution Date on which the
Net WAC Cap Rate is used to  determine  the  Pass-Through  Rate of such  Class,  an amount  equal to the  excess of
(x) Accrued  Certificate  Interest for such Class  calculated  at a per annum rate equal to the lesser of (i) LIBOR plus the related Margin for such  Distribution  Date and (ii) the Weighted  Average Maximum Net Mortgage Rate, over
(y) Accrued  Certificate  Interest for such Class  calculated  using the Net WAC Cap Rate plus,  an amount equal to any  reduction  in the  Accrued  Certificate  Interest  of such  Class due to the  failure  of the Hedge  Agreement
Provider to make any related  required  Hedge Payment with respect to such  Distribution  Date,  (b) any shortfalls for such Class  calculated  pursuant to clause (a) above remaining  unpaid from prior  Distribution  Dates, and (c)
one month's  interest on the amount in clause (b) (based on the number of days in the  preceding  Interest  Accrual
Period) at a per annum rate equal to LIBOR plus the related Margin for such Distribution Date.]

         Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the State of  California,  the  State of  Minnesota,  the State of Texas,  the State of New York or the State of
Illinois  (and such other  state or states in which the  Custodial  Account or the  Certificate  Account are at the
time located) are required or authorized by law or executive order to be closed.

         Capitalization  Reimbursement  Amount:  With respect to any  Distribution  Date, the amount of Advances or
Servicing  Advances  that were  added to the  Stated  Principal  Balance  of the  Mortgage  Loans  during the prior calendar  month and  reimbursed  to the  Master  Servicer  or  Subservicer  on or prior to such  Distribution  Date pursuant to Section 3.10(a)(vii).

         Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an
REO  Acquisition  occurred,  a determination  by the Master  Servicer that it has received all Insurance  Proceeds,
Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer  reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:   Any  [Class A]  Certificate,   [Class M]  Certificate,   [Class B]  Certificate,   Class SB
Certificate or Class R Certificate.

         Certificate  Account:  The account or accounts  created and  maintained  pursuant to Section  4.01,  which shall be  entitled  "[______________],  as  trustee,  in trust for the  registered  holders  of  Residential  Asset
Securities Corporation,  Mortgage Asset-Backed Pass-Through  Certificates,  Series 200[_]-KS[__]" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

         Certificate Account Deposit Date:  With respect to any Distribution Date, the Business Day prior thereto.

         Certificateholder  or Holder:  The Person in whose name a Certificate  is  registered  in the  Certificate
Register,  except that neither a Disqualified  Organization  nor a Non-United  States Person shall be a holder of a
Class R  Certificate  for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate,  other than a Class R  Certificate,  registered in the name of the Depositor, the Master  Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding  and the
Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has
been  obtained.  All  references  herein  to  "Holders"  or  "Certificateholders"   shall  reflect  the  rights  of
Certificate  Owners as they may indirectly  exercise such rights through the Depository and  participating  members thereof, except as otherwise specified herein;  provided,  however, that the Trustee shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate
Register.  Unless  otherwise  indicated in this  Agreement,  the Custodial  Agreement or the Assignment  Agreement,
whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders.

         Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as reflected on the books of an indirect  participating  brokerage  firm for which a Depository
Participant  acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

         Certificate Principal Balance:  With respect to any [Class A  Certificate,  Class M Certificate or Class B
Certificate],  on any date of determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such  Certificate  as  specified  on the face  thereof,  minus (ii) the sum of  (x) the  aggregate  of all  amounts previously  distributed  with respect to such  Certificate (or any predecessor  Certificate)  and applied to reduce the Certificate  Principal Balance thereof pursuant to  Section 4.02(c)  and (y) the aggregate of all reductions in
Certificate  Principal  Balance deemed to have occurred in connection  with Realized  Losses which were  previously allocated to such  Certificate (or any predecessor  Certificate)  pursuant to this Agreement;  provided,  that with respect  to any  Distribution  Date,  the  Certificate  Principal  Balance  of any  outstanding  Class of  [Class A
Certificates,  Class M Certificates and Class B Certificates] [(with respect to the Class A Certificates,  on a pro rata basis based on the amount of Realized  Loss  previously  allocated  thereto and  remaining  unreimbursed)]  to which a Realized  Loss was  previously  allocated  and remains  unreimbursed  will be  increased,  to the extent of
Realized  Losses  previously  allocated  thereto and remaining  unreimbursed,  but only to the extent of Subsequent
Recoveries received during the preceding calendar month.

         [With  respect  to any  Class SB  Certificate,  on any  date of  determination,  an  amount  equal  to the
Percentage  Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess,  if any, of
(A) the then aggregate  Stated  Principal  Balance of the Mortgage  Loans over (B) the then  aggregate  Certificate
Principal Balance of the [Class A  Certificates,  Class M Certificates and Class B  Certificates] then outstanding, which  represents the sum of (i) the Initial  Principal  Balance of the REMIC II Regular Interest SB-PO, as reduced by Realized  Losses  allocated  thereto and payments  deemed made thereon,  and (ii) accrued and unpaid interest on the REMIC II Regular Interest SB-IO, as reduced by Realized Losses allocated thereto.]

         The Class R Certificates will not have a Certificate Principal Balance.

         Certificate  Register and  Certificate  Registrar:  The register  maintained  and the registrar  appointed pursuant to Section 5.02.

         Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

         [Class A-1  Certificate:  Any one of the Class A-1  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit A and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class A-2  Certificate:  Any one of the Class A-2  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit A and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class A-3  Certificate:  Any one of the Class A-3  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit A and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         Class A Certificates:  Collectively,  the Class [__] Certificates,  Class [__] Certificates and Class [__]
Certificates.

         [Class A  Interest  Remittance  Amount:  With  respect  to  any  Distribution  Date,  the  portion  of the
Available  Distribution  Amount for that  Distribution  Date  attributable  to interest  received or advanced  with respect  to  the  Mortgage  Loans  plus,  with  respect  to  payments  on  the  Class A  Certificates  pursuant  to
Section 4.02(c)(iii)[(A)]  only, the amount necessary to make such payments paid from amounts received on the Hedge
Agreement for such Distribution Date.]

         [Class A Principal  Distribution  Amount:  With respect to any Distribution Date (a) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution  Date or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)      the Principal Distribution Amount for that Distribution Date; and

(ii)     the excess,  if any,  of (A) the  aggregate  Certificate  Principal  Balance of the  Class A  Certificates
              immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage
              Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after  giving  effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.]

         [Class B-1  Certificate:  Any one of the Class B-1  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit C-1,  C-2 or C-3, as provided in
Section 5.02(e)  hereof,  and  evidencing  (i) an  interest  designated  as a  "regular  interest"  in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class B-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  and the  Class M  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal Distribution Amount and the Class M Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates and Class M  Certificates (after taking into account the payment of the Class A
              Principal  Distribution  Amount and the Class M Principal  Distribution  Amount for that Distribution
              Date) and (2) the Certificate  Principal Balance of the Class B-1  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination
              Percentage and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
              Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.]

         [Class B-2  Certificate:  Any one of the Class B-2  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit C-1,  C-2 or C-3, as provided in
Section 5.02(e)  hereof,  and  evidencing  (i) an  interest  designated  as a  "regular  interest"  in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class B-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount, the Class M Principal  Distribution Amount and the Class B-1 Principal  Distribution Amount or
(b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal  Distribution  Amount, the Class M Principal  Distribution Amount and the Class B-1
              Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A Certificates,  Class M Certificates and Class B-1 Certificates (after taking into account the payment of the Class A Principal  Distribution Amount, the Class M Principal  Distribution Amount and
              the Class B-1  Principal  Distribution  Amount for that  Distribution  Date) and (2) the  Certificate
              Principal  Balance of the Class B-2  Certificates  immediately  prior to that  Distribution Date over
              (B) the  lesser  of (x)  the  product  of (1) the  applicable  Subordination  Percentage  and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and  (y) the  excess,  if any,  of the  aggregate  Stated  Principal
              Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
              Date, over the Overcollateralization Floor.]

         Class B Certificates:  Collectively, the Class [__] Certificates and Class [__] Certificates.

         [Class M-1  Certificate:  Any one of the Class M-1  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or (b) on or  after  the  Stepdown  Date  if a  Trigger  Event  is not  in  effect  for  that
Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates  (after taking into account the payment of the Class A  Principal  Distribution
              Amount  for that  Distribution  Date) and (2) the  Certificate  Principal  Balance  of the  Class M-1
              Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the product of
              (1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the
              Mortgage  Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date and
              (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.]

         [Class M-2  Certificate:  Any one of the Class M-2  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a) prior  to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates  and  Class M-1  Certificates  (after  taking  into  account the payment of the
              Class A  Principal  Distribution  Amount and the  Class M-1  Principal  Distribution  Amount for that
              Distribution  Date)  and  (2)  the  Certificate  Principal  Balance  of  the  Class M-2  Certificates
              immediately  prior to that  Distribution  Date over (B) the  lesser  of  (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage
              Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after  giving  effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.]

         [Class M-3  Certificate:  Any one of the Class M-3  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution Amount and the Class M-2 Principal  Distribution Amount
or (b) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution  Date,  the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A  Principal   Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount  and  the
              Class M-2 Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A Certificates,  Class M-1  Certificates and Class M-2  Certificates (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution
              Amount  and the  Class M-2  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
              Certificate  Principal Balance of the Class M-3  Certificates  immediately prior to that Distribution
              Date over (B) the  lesser of (x) the  product  of (1) the  applicable  Subordination  Percentage  and
              (2) the   aggregate  Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate
              Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.]

         [Class M-4  Certificate:  Any one of the Class M-4  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount, the Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount and
the  Class M-3  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
              Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates and Class M-3  Certificates
              (after taking into account the payment of the Class A Principal  Distribution  Amount,  the Class M-1
              Principal  Distribution  Amount,  the  Class M-2  Principal  Distribution  Amount  and the  Class M-3
              Principal  Distribution Amount for that Distribution Date) and (2) the Certificate  Principal Balance
              of the Class M-4  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of
              (x) the  product  of (1)  the  applicable  Subordination  Percentage  and (2)  the  aggregate  Stated
              Principal  Balance of the Mortgage  Loans after  giving  effect to  distributions  to be made on that
              Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated  Principal  Balance of the
              Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date, over the
              Overcollateralization Floor.]

         [Class M-5  Certificate:  Any one of the Class M-5  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3  Principal  Distribution  Amount and the Class M-4  Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
              Principal  Distribution  Amount,  the  Class M-3  Principal  Distribution  Amount  and the  Class M-4
              Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3 Certificates and
              Class M-4  Certificates (after taking into account the payment of the Class A Principal  Distribution
              Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
              the Class M-3  Principal  Distribution  Amount and the Class M-4  Principal  Distribution  Amount for
              that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the Class M-5  Certificates
              immediately  prior to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Mortgage
              Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after  giving  effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.]

         [Class M-6  Certificate:  Any one of the Class M-6  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the  Class M-3  Principal  Distribution  Amount,  the  Class M-4  Principal  Distribution  Amount and the Class M-5
Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that
Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
              Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
              Distribution Amount and the Class M-5 Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates,   Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
              Class M-4  Certificates  and  Class M-5  Certificates  (after  taking into account the payment of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
              Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
              Distribution Amount and the Class M-5  Principal  Distribution Amount for that Distribution Date) and
              (2) the  Certificate  Principal  Balance  of the  Class M-6  Certificates  immediately  prior to that
              Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable  Subordination
              Percentage and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
              Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.]

         [Class M-7  Certificate:  Any one of the Class M-7  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal
Distribution  Amount and the  Class M-6  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
              Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
              Distribution  Amount,  the  Class M-5  Principal  Distribution  Amount  and the  Class M-6  Principal
              Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates,   Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
              Class M-4 Certificates,  Class M-5 Certificates and Class M-6 Certificates (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution
              Amount, the Class M-2 Principal  Distribution  Amount, the Class M-3 Principal  Distribution  Amount,
              the Class M-4  Principal  Distribution  Amount, the Class M-5  Principal  Distribution Amount and the
              Class M-6  Principal  Distribution  Amount  for  that  Distribution  Date)  and (2)  the  Certificate

              Principal  Balance of the Class M-7  Certificates  immediately  prior to that  Distribution Date over
              (B) the  lesser  of (x)  the  product  of (1) the  applicable  Subordination  Percentage  and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and  (y) the  excess,  if any,  of the  aggregate  Stated  Principal
              Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
              Date, over the Overcollateralization Floor.]

         [Class M-8  Certificate:  Any one of the Class M-8  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal
Distribution  Amount, the Class M-6 Principal  Distribution Amount and the Class M-7 Principal  Distribution Amount
or (b) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution  Date,  the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
              Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
              Distribution   Amount,  the  Class M-5  Principal   Distribution   Amount,  the  Class M-6  Principal
              Distribution Amount and the Class M-7 Principal Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates,   Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
              Class M-4  Certificates,  Class M-5  Certificates,  Class M-6 Certificates and Class M-7 Certificates
              (after taking into account the payment of the Class A Principal  Distribution  Amount,  the Class M-1
              Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount, the Class M-3 Principal
              Distribution   Amount,  the  Class M-4  Principal   Distribution   Amount,  the  Class M-5  Principal
              Distribution  Amount,  the  Class M-6  Principal  Distribution  Amount  and the  Class M-7  Principal
              Distribution  Amount for that  Distribution  Date) and (2) the Certificate  Principal  Balance of the
              Class M-8  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the product  of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated  Principal
              Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
              Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans
              after  giving  effect  to   distributions   to  be  made  on  that   Distribution   Date,   over  the
              Overcollateralization Floor.]

         [Class M-9  Certificate:  Any one of the Class M-9  Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B and evidencing (i) an interest designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive payments under the Hedge Agreement.]

         [Class M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (a)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal
Distribution Amount, the Class M-6 Principal  Distribution Amount, the Class M-7 Principal  Distribution Amount and
the  Class M-8  Principal  Distribution  Amount or (b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

         (i)  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the
              Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2
              Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
              Distribution   Amount,  the  Class M-5  Principal   Distribution   Amount,  the  Class M-6  Principal
              Distribution  Amount,  the  Class M-7  Principal  Distribution  Amount  and the  Class M-8  Principal
              Distribution Amount; and

         (ii) the  excess,  if any,  of (A)  the sum of (1) the  aggregate  Certificate  Principal  Balance  of the
              Class A  Certificates,   Class M-1  Certificates,  Class M-2  Certificates,  Class M-3  Certificates,
              Class M-4 Certificates,  Class M-5 Certificates,  Class M-6 Certificates,  Class M-7 Certificates and
              Class M-8  Certificates (after taking into account the payment of the Class A Principal  Distribution
              Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount,
              the Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution  Amount,  the
              Class M-5 Principal  Distribution Amount, the Class M-6 Principal  Distribution Amount, the Class M-7
              Principal  Distribution Amount and the Class M-8 Principal  Distribution Amount for that Distribution
              Date) and (2) the Certificate  Principal Balance of the Class M-9  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination
              Percentage and (2) the aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
              Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.]

         Class M Certificates:  Collectively, the Class [___] Certificates,  Class [___] Certificates,  Class [___]
Certificates,   Class [___]   Certificates,   Class [___]  Certificates,   Class [___]  Certificates,   Class [___]
Certificates, Class [___] Certificates and Class [___] Certificates.

         [Class M Principal  Distribution  Amount:  With respect to any Distribution Date, the sum of the Class M-1
Principal Distribution Amount,  Class M-2 Principal  Distribution Amount,  Class M-3 Principal Distribution Amount,
Class M-4  Principal   Distribution  Amount,   Class M-5  Principal   Distribution   Amount,   Class M-6  Principal
Distribution Amount,  Class M-7 Principal  Distribution Amount,  Class M-8 Principal  Distribution Amount and Class
M-9 Principal Distribution Amount for such Distribution Date.]

         [Class R Certificate:  Collectively, the Class R-I Certificates and Class R-II Certificates.]

         [Class R-I  Certificate:  Any one of the Class R-I  Certificates executed by the Trustee and authenticated by the  Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit D and  evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.]

         [Class R-II   Certificate:   Any  one  of  the  Class R-II   Certificates  executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.]

         [Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit D-1,  D-2 or D-3, as provided in
Section 5.02(e)  hereof,  and evidencing an interest  comprised of "regular  interests" in REMIC II for purposes of the REMIC Provisions, together with certain rights to payments under the Hedge Agreement.]

         Clearing  System  Certificate:  As defined in Section 5.02(e) and  substantially  in the form of Exhibit W hereto.

         Clearstream:  Clearstream Banking, société anonyme.

         Closing Date:  [__________], 200[__].

         Code:  The Internal Revenue Code of 1986.

         Commission:  The Securities and Exchange Commission.

         Compensating  Interest:  With respect to any Distribution  Date, any amount paid by the Master Servicer in accordance with Section 3.16(f).

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution of this instrument is located at [Address of Trustee], Attn: RASC 200[__]-KS[___].

         Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

         Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a  depository  institution,  as  custodian  for the  holders of the  Certificates,  for the  holders of certain other  interests in mortgage  loans  serviced or sold by the Master  Servicer and for the Master  Servicer, into which the amounts set forth in Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

         Custodial  Agreement:  An agreement  that may be entered into among the  Depositor,  the Master  Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodian:  [____________], or any successor custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date:  [_______], 200[__].

         Cut-off Date Balance:  $[____________].

         Cut-off Date Principal  Balance:  With respect to any Mortgage Loan, the unpaid principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal  due on or prior thereto (or due in the month of the Cut-off Date), whether or not received.

         Debt Service  Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting a Deficient  Valuation or any reduction  that results in a permanent  forgiveness of principal.

         Deficient  Valuation:   With  respect  to  any  Mortgage  Loan,  a  valuation  by  a  court  of  competent jurisdiction  of the  Mortgaged  Property  in an  amount  less  than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any reduction in the amount of principal to be paid in  connection  with any scheduled  Monthly
Payment that  constitutes  a permanent  forgiveness  of  principal,  which  valuation  or reduction  results from a proceeding under the Bankruptcy Code.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Deleted  Mortgage  Loan: A Mortgage Loan replaced or to be replaced with a Qualified  Substitute  Mortgage
Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days"  delinquent  when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date;
and so on. The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business  day of each month.  For  example,  a Mortgage  Loan with a payment due on July 1 that  remained  unpaid  as of the close of  business  on August  31 would  then be  considered  to be 30 to 59 days delinquent.  Delinquency  information  as of the  Cut-off  Date is  determined  and  prepared  as of the  close  of business on the last business day immediately prior to the Cut-off Date.

         Depositor:  As defined in the preamble hereto.

         Depository:  The Depository  Trust Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates  that are to be Book-Entry  Certificates is
Cede ® Co. The  Depository  shall at all times be a "clearing  corporation"  as defined in  Section 8-102(a)(5)  of the  Uniform  Commercial  Code of the  State  of New  York  and a  "clearing  agency"  registered  pursuant  to the provisions of Section 17A of the Exchange Act.

         Depository  Participant:  A broker,  dealer, bank or other financial  institution or other Person for whom from  time to time a  Depository  effects  book-entry  transfers  and  pledges  of  securities  deposited  with the
Depository.

         Destroyed  Mortgage  Note: A Mortgage  Note the original of which was  permanently  lost or destroyed  and has not been replaced.

         Determination  Date: With respect to any  Distribution  Date, the [20th] day (or if such [20th] day is not a Business Day, the Business Day  immediately  following such [20th] day) of the month of the related  Distribution
Date.

         Disqualified   Organization:   Any   organization   defined  as  a   "disqualified   organization"   under
Section 860E(e)(5)  of the Code,  including,  if not  otherwise  included,  any of the  following:  (i) the  United
States,  any State or  political  subdivision  thereof,  any  possession  of the  United  States,  or any agency or instrumentality  of any of the  foregoing  (other  than an  instrumentality  which is a  corporation  if all of its activities  are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by  such  governmental  unit),  (ii) a  foreign  government,  any  international  organization,  or any  agency  or instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than  certain  farmers'  cooperatives described  in  Section 521  of the Code) which is exempt  from the tax imposed by Chapter 1 of the Code  (including the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric and telephone cooperatives described in  Section 1381(a)(2)(C)  of the Code. A Disqualified  Organization also includes any "electing large  partnership," as defined in  Section 775(a)  of the Code and any other Person so designated by the Trustee  based upon an Opinion of Counsel  that the holding of an Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership  Interest in any Class of Certificates  (other than such  Person) to incur a liability  for any federal tax  imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate to such Person.  The terms "United
States,"  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Date:  The 25th day of  June 2005  or, if such 25th day is not a Business  Day, the Business
Day immediately following such 25th day, commencing on [________], 200[__].

         DTC Letter: The Letter of Representations,  dated [___________],  200[__],  among the Trustee on behalf of the Trust Fund, [________________], in its individual capacity as agent thereunder and the Depository.

         Due Date:  With respect to any  Distribution  Date and any Mortgage  Loan,  the day during the related Due
Period on which the Monthly Payment is due.

         Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

         Eligible Account:  An account that is any of the following:  (i) maintained with a depository  institution the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account  or  accounts  in a  depository  institution  in which  such  accounts  are  fully  insured  to the  limits established by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating
Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered to the
Trustee and each Rating Agency) the registered  Holders of  Certificates  have a claim with respect to the funds in such account or a perfected  first security  interest  against any collateral  (which shall be limited to Permitted
Investments)  securing  such  funds  that is  superior  to claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the Custodial  Account,  a trust account or accounts  maintained in the corporate trust department of  [____________],  or (iv) in the case of
the  Certificate   Account,   a  trust  account  or  accounts   maintained  in  the  corporate  trust  division  of
[_____________],  or (v) an account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced  in  writing  by each  Rating  Agency  that use of any  such  account  as the  Custodial  Account  or the
Certificate  Account will not reduce the rating  assigned to any Class of  Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such
Rating Agency).

         Eligible  Master  Servicing   Compensation:   With  respect  to  any  Distribution  Date,  the  lesser  of
(a) one-twelfth of [___]% of the Stated Principal Balance of the related Mortgage Loans immediately  preceding such
Distribution  Date and (b) the sum of the  Servicing  Fee and all income and gain on amounts held in the  Custodial
Account and the Certificate Account and payable to the  Certificateholders  with respect to such Distribution Date;
provided  that for purposes of this  definition  the amount of the  Servicing  Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Euroclear:  Euroclear Bank, S.A./NA, as operator of The Euroclear System.

         Event of Default:  As defined in Section 7.01.

         [Excess Cash Flow:  With respect to any  Distribution  Date,  an amount equal to the sum of (A) the excess of (i) the Available  Distribution  Amount for that  Distribution  Date increased by the amount,  if any, paid from the  Hedge  Payment  for that  Distribution  Date  pursuant  to  Section 4.02(c)(iii)  over (ii) the sum of (a) the
Interest  Distribution  Amount  for that  Distribution  Date and (b) the lesser of  (1) the  aggregate  Certificate
Principal  Balance of Class A  Certificates,  Class M  Certificates and Class B  Certificates  immediately prior to such  Distribution  Date and (2) the  Principal  Remittance  Amount  for that  Distribution  Date to the extent not applied to pay  interest  on the Class A  Certificates,  Class M  Certificates  and  Class B  Certificates  on such
Distribution Date and (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date.]

         Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a)
the Overcollateralization  Amount on such Distribution Date over (b) the Required  Overcollateralization Amount for such Distribution Date.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Exchange Date: As defined in Section 5.02(e)(ii).

         Expense  Fee Rate:  With  respect to any  Mortgage  Loan as of any date of  determination,  the sum of the applicable Servicing Fee Rate and the per annum rate at which the applicable Subservicing Fee accrues.

         Fannie Mae:  Fannie Mae, a federally  chartered and  privately  owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

         Final  Distribution  Date:  The  Distribution  Date on which  the final  distribution  in  respect  of the
Certificates will be made pursuant to Section 9.01,  which Final  Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

         Final  Scheduled  Distribution  Date:  [Solely for purposes of the face of the  Certificates,  as follows:
with respect to the Class [__]  Certificates,  the Distribution Date occurring in [_______] 20[__]; with respect to the  Class [__]  Certificates,  the Class [__]  Certificates,  and each Class of Class M  Certificates  and Class B
Certificates,  the Distribution  Date occurring in [______]  20[__].  No event of default under this Agreement will arise or become  applicable solely by reason of the failure to retire the entire  Certificate  Principal Balance of any Class of Class A  Certificates,  Class M  Certificates or Class B Certificates on or before its Final Scheduled
Distribution Date.]

         Fitch:  Fitch Ratings, or its successors in interest.

         Foreclosure  Profits:  With  respect  to any  Distribution  Date or  related  Determination  Date  and any
Mortgage  Loan,  the excess,  if any, of  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds  (net of all
amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))  in respect of each Mortgage Loan or REO Property for which a Cash  Liquidation  or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance  with  Section 3.14)  plus  accrued and unpaid  interest at the Mortgage  Rate on such unpaid  principal balance  from the Due  Date to which  interest  was  last  paid by the  Mortgagor  to the  first  day of the  month following the month in which such Cash Liquidation or REO Disposition occurred.

         Form 10-K Certification:  As defined in Section 4.03(e).

         Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing  under
Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         Gross Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the related  Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related
Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         [Hedge Agreement:  The confirmation,  dated as of the Closing Date, between the Trustee,  on behalf of the
Trust Fund, and the Hedge  Agreement  Provider,  relating to the Class A  Certificates,  Class M  Certificates  and
Class B Certificates or any replacement, substitute, collateral or other arrangement in lieu thereof.]

         [Hedge  Payment:  For any  Distribution  Date,  the  payment,  if any,  due under the Hedge  Agreement  in respect of such Distribution Date.]

         [Hedge  Agreement  Provider:  [_________________]  and its  successors  and  assigns  or any  party to any replacement, substitute, collateral or other arrangement in lieu thereof.]

         [Hedge  Shortfall  Amount:  For any  Distribution  Date,  the amount,  if any, by which the payment on the
Class A Certificates,  Class M Certificates and Class B Certificates pursuant to  Section 4.02(c)(iii) is paid from the Hedge  Payment for such  Distribution  Date pursuant to the  provisions  thereof or would have been so paid but for the failure of the Hedge Agreement Provider to make a payment required under the Hedge Agreement.]

         [Hedge Shortfall  Carry-Forward  Amount:  For any Distribution Date, the aggregate Hedge Shortfall Amounts
for  prior   Distribution  Dates  to  the  extent  not  reimbursed  to  the  Class SB   Certificates   pursuant  to
Section 4.02(c)(x).]

         HUD:  The United States Department of Housing and Urban Development.

         Independent:  When used with  respect  to any  specified  Person,  means  such a Person who (i) is in fact independent of the Depositor,  the Master Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an Affiliate  thereof,  and (iii) is not connected with the Depositor,  the Master Servicer or the Trustee as an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or person  performing similar functions.

         Index:  With respect to any  adjustable-rate  Mortgage Loan and as to any Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial  Certificate  Principal  Balance:  With  respect to each  Class of  Certificates  (other  than the
Class R  Certificates),  the Certificate  Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

         [Initial  Purchaser:  [______________],  as initial purchaser of the Class B Certificates and the Class SB
Certificates.]

         Insurance  Proceeds:  Proceeds  paid in respect of the Mortgage  Loans  pursuant to any Primary  Insurance
Policy or any other related  insurance  policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         [Interest  Accrual  Period:  With  respect  to  the  Distribution  Date  in  [____] 200[__],   the  period
commencing  the Closing Date and ending on the day  preceding the  Distribution  Date in  [____] 200[__],  and with respect to any  Distribution  Date after the  Distribution  Date in  [____] 200[__],  the period  commencing on the
Distribution  Date in the month  immediately  preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.]

         Interest   Distribution   Amount:   For  any   Distribution   Date,  the  amounts   payable   pursuant  to
Section 4.02(c)[(i)-(iii)].

         Interim Certification:  As defined in Section 2.02.

         Late  Collections:  With  respect to any  Mortgage  Loan,  all  amounts  received  during any Due  Period, whether as late payments of Monthly Payments or as Insurance  Proceeds,  Liquidation  Proceeds or otherwise,  which represent  late payments or  collections  of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized by law to be closed.

         LIBOR  Certificates:   [Collectively,   the  Class A   Certificates,   Class M  Certificates  and  Class B
Certificates.]

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation  Proceeds:  Amounts  (other  than  Insurance  Proceeds)  received  by the Master  Servicer  in connection  with the  taking of an  entire  Mortgaged  Property  by  exercise  of the  power of  eminent  domain or condemnation  or in  connection  with  the  liquidation  of a  defaulted  Mortgage  Loan  through  trustee's  sale, foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

         Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related  Mortgage Loan at the date of  determination  and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Margin:  With respect to each Distribution  Date and the [Class A, Class M and Class B Certificates],  the
related per annum rate set forth next to such Distribution Date in the table below:

                                                                 Related Margin

                        Class                            (1)                            (2)
                       A-[__]                        [_______]%                     [_______]%
                       A-[__]                        [_______]%                     [_______]%
                       A-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       M-[__]                        [_______]%                     [_______]%
                       B-[__]                        [_______]%                     [_______]%
                       B-[__]                        [_______]%                     [_______]%
             ________________________
             (1) For any Distribution Date prior to the second  Distribution Date after the first possible Optional
                 Termination Date.
             (2) For any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible
                 Optional Termination Date.

         [Marker Rate:  With respect to the Class SB  Certificates  or the REMIC II Regular  Interest SB-IO and any
Distribution  Date,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC I
Pass-Through Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.]

         Master Servicer:  As defined in the preamble hereto.

         Maturity  Date:  With  respect to each Class of  Certificates  representing  ownership of REMIC II Regular
Interests or REMIC I Regular  Interests issued by each of REMIC I and REMIC II,  the latest possible maturity date, solely  for  purposes  of  Section 1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  by  which  the  Certificate
Principal  Balance of each such Class of  Certificates  representing a regular  interest in the Trust Fund would be reduced to zero,  which is, for each such regular  interest,  [_______],  20[__],  which is the  Distribution  Date occurring in the month following the last scheduled monthly payment of the Mortgage Loans.

         Maximum  Mortgage Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate indicated
on the  Mortgage  Loan  Schedule  as the  "NOTE  CEILING,"  which  rate is the  maximum  interest  rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum  Net  Mortgage  Rate:  With  respect  to  any  adjustable-rate  Mortgage  Loan  and  any  date  of determination, the Maximum Mortgage Rate minus the Expense Fee Rate.  With respect to any fixed-rate Mortage Loan and any date of determination, the Net Mortgage Rate.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

         Minimum  Mortgage Rate: With respect to any  adjustable-rate  Mortgage Loan, a per annum rate equal to the greater of (i) the  Note Margin and (ii) the rate  indicated  on the Mortgage  Loan  Schedule as the "NOTE  FLOOR,"
which rate may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

         Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the  subject  of a  Servicing
Modification,  the Net Mortgage  Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any
Due Period,  the payment of principal and interest due thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment,  if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar waiver or grace period and before any
Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

         Moody's:  Moody's Investors Service, Inc., or its successors in interest.

         Mortgage:  With  respect  to  each  Mortgage  Note,  the  mortgage,  deed of  trust  or  other  comparable instrument  creating  a first or junior  lien on an estate in fee simple or  leasehold  interest  in real  property securing a Mortgage Note.

         Mortgage File: The mortgage  documents  listed in  Section 2.01  pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage  Loans:  Such  of the  mortgage  loans  transferred  and  assigned  to the  Trustee  pursuant  to
Section 2.01  as from time to time are held or deemed to be held as a part of the Trust Fund,  the  Mortgage  Loans originally  so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage
Loans held or deemed held as part of the Trust Fund  including,  without  limitation,  each related  Mortgage Note,
Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Loan  Schedule:  The lists of the Mortgage  Loans  attached  hereto as Exhibit F (as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

(i)      the Mortgage Loan identifying number ("RFC LOAN #");

(ii)     [reserved];

(iii)    the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

(iv)     for the adjustable-rate Mortgage Loans, the Mortgage Rate as of origination ("ORIG RATE");

(v)      the Mortgage Rate as of the Cut-off Date ("CURR RATE");

(vi)     the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

(vii)    the scheduled  monthly  payment of principal,  if any, and interest as of the Cut-off Date  ("ORIGINAL P &
                 I" or "CURRENT P & I");

(viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)     the Loan-to-Value Ratio at origination ("LTV");

(x)      a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage  Loan is secured by a primary residence);

(xi)     a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied  residence  (the absence of any such code means the Mortgage  Loan is secured by an owner occupied residence);

(xii)    for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

(xiii)   for the adjustable-rate Mortgage Loans, the maximum Net Mortgage Rate ("NET CEILING");

(xiv)    for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

(xv)     for the  adjustable-rate  Mortgage Loans,  the first  Adjustment Date after the Cut-off Date ("NXT INT CHG
                 DT");

(xvi)    for the adjustable-rate Mortgage Loans, the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

(xvii)   [reserved]; and

(xviii)  for the  adjustable-rate  Mortgage  Loans,  the rounding of the  semi-annual  or annual  adjustment to the
                 Mortgage Rate ("NOTE METHOD").

         Such  schedules  may  consist of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage  Note:  The  originally   executed  note  or  other  evidence  of  indebtedness   evidencing  the
indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other  than a  Servicing  Modification.  The  Mortgage  Rate on the  adjustable-rate
Mortgage  Loans  will  adjust  on each  Adjustment  Date to equal  the sum  (rounded  to the  nearest  multiple  of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent,  which are indicated by a "U" on the Mortgage Loan Schedule,  except in the case of the  adjustable-rate  Mortgage Loans  indicated by an "X" on the
Mortgage Loan Schedule under the heading "NOTE  METHOD"),  of the related Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgaged Property:  The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net WAC Cap Rate:  [With respect to any  Distribution  Date, the sum of (a) the REMIC Net WAC Cap Rate and
(b) the product of (i) a per annum rate equal to (A) the Hedge Payment,  if any, with respect to such  Distribution
Date divided by (B) the aggregate Certificate  Principal Balance of the Class A Certificates,  Class M Certificates
and Class B Certificates  immediately  prior to such  Distribution  Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.]

         Non-United States Person:  Any Person other than a United States Person.

         Nonrecoverable  Advance:  Any Advance  previously  made or  proposed to be made by the Master  Servicer or
Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage  Loan) which,  in the good faith judgment of the Master Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation  Proceeds or REO Proceeds.  To
the extent that any  Mortgagor is not  obligated  under the related  Mortgage  documents  to pay or  reimburse  any portion of any Servicing  Advances that are outstanding  with respect to the related Mortgage Loan as a result of a modification  of such Mortgage Loan by the Master  Servicer,  which forgives  amounts which the Master  Servicer or
Subservicer  had  previously  advanced,  and the  Master  Servicer  determines  that no other  source of payment or reimbursement  for such advances is available to it, such Servicing  Advances shall be deemed to be  Nonrecoverable
Advances.  The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance shall be evidenced by a  certificate  of a Servicing  Officer,  Responsible  Officer or Vice  President  or its  equivalent  or senior officer of the Master  Servicer,  delivered to the Depositor,  the Trustee,  and the Master Servicer  setting forth such  determination,  which shall include any other  information or reports obtained by the Master Servicer such as property operating statements,  rent rolls, property inspection reports and engineering reports,  which may support such  determinations.  Notwithstanding  the above, the Trustee shall be entitled to rely upon any  determination by the Master Servicer that any Advance previously made is a Nonrecoverable  Advance or that any proposed Advance,  if made, would constitute a Nonrecoverable Advance.

         Nonsubserviced  Mortgage  Loan: Any Mortgage Loan that, at the time of reference  thereto,  is not subject to a Subservicing Agreement.

         Note Margin:  With respect to each  adjustable-rate  Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated on the Mortgage Loan Schedule as the "NOTE MARGIN," which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance  with the related  Mortgage
Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         [Notional  Amount:  With respect to the Class SB  Certificates  or the  REMIC II  Regular  Interest SB-IO,
immediately prior to any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the REMIC I
Regular Interests.]

         Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing  Director,  the Treasurer,  the Secretary,  an Assistant
Treasurer or an Assistant  Secretary of the Depositor or the Master Servicer,  as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel:  A written  opinion of counsel  acceptable to the Trustee and the Master  Servicer and which  counsel may be counsel for the  Depositor or the Master  Servicer,  provided that any opinion of counsel (i)
referred to in the definition of  "Disqualified  Organization"  or (ii) relating to the  qualification of any REMIC hereunder as a REMIC or compliance with the REMIC Provisions must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

         Optional  Termination  Date: Any Distribution  Date on or after which the Stated Principal  Balance (after giving effect to  distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than [10.00]%
of the Cut-off Date Balance.

         Outstanding  Mortgage  Loan:  With respect to the Due Date in any Due Period,  a Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash  Liquidation or REO Disposition
and that was not  purchased,  deleted or  substituted  for prior to such Due Date pursuant to  Section 2.02,  2.03,
2.04 or 4.07.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate  Principal Balance of the [Class A  Certificates,
Class M Certificates and Class B Certificates] immediately prior to such date.

         Overcollateralization Floor:  An amount equal to the product of [0.50]% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess
Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described  in clauses  (b)(iv)
and (b)(v) of the definition of Principal  Distribution  Amount as of such Distribution Date) and (b) the excess of
(1) the  Required  Overcollateralization  Amount  for such  Distribution  Date over  (2) the  Overcollateralization
Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of
(i) the Excess  Overcollateralization  Amount for that Distribution  Date and (ii) the Principal  Remittance Amount
on such Distribution Date.

         Ownership  Interest:  With  respect  to any  Certificate,  any  ownership  or  security  interest  in such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

          Pass-Through  Rate:  [With  respect to each  Class of  Class A  Certificates,  Class M  Certificates  and
Class B  Certificates and any Distribution Date, the lesser of (i) a per annum rate equal to LIBOR plus the related
Margin for such Distribution Date and (ii) the Net WAC Cap Rate for such Distribution Date.]

         [With  respect to the  Class SB  Certificates  or the REMIC II Regular  Interest  SB-IO and any Distribution
Date,  a per annum rate equal to the  percentage  equivalent  of a fraction,  the  numerator of which is the sum of the amounts  calculated pursuant to clauses (i) through (iii) below,  and the  denominator of which is the aggregate principal  balance of the REMIC I Regular  Interests.  For purposes of calculating the  Pass-Through  Rate for the
Class SB  Certificates or the REMIC II Regular Interest SB-IO, the numerator is equal to the sum of the following components:

                  (i)      the  Uncertificated  Pass-Through  Rate for  REMIC I  Regular  Interest  LT1  minus  the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         I Regular Interest LT1;

                  (ii)     the  Uncertificated  Pass-Through  Rate for  REMIC I  Regular  Interest  LT2  minus  the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         I Regular Interest LT2; and

                  (iii)    the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest LT4 minus twice the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal Balance of REMIC
         I Regular Interest LT4.]

         Paying Agent:  [_________________] or any successor Paying Agent appointed by the Trustee.

         Percentage  Interest:   With  respect  to  any  [Class A  Certificate,   Class M  Certificate  or  Class B
Certificate],  the undivided  percentage  ownership  interest in the related Class  evidenced by such  Certificate, which percentage  ownership  interest shall be equal to the Initial  Certificate  Principal Balance thereof divided by the  aggregate  Initial  Certificate  Principal  Balance  of all of the  Certificates  of the  same  Class.  The
Percentage  Interest with respect to a [Class SB  Certificate or Class R  Certificate]  shall be stated on the face thereof.

         Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related
Mortgage Note.

         Permanent  Regulation S Global Offered  Certificate:  Any one of the Class [B] Certificates  substantially in the form of Exhibit C-3 hereto or any one of the Class [SB]  Certificates  substantially  in the form of Exhibit
D-3 hereto, and, in both cases, more fully described in Section 5.02(e) hereof.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof  when such  obligations  are  backed by the full faith and credit of the
                  United States;

         (ii)     repurchase  agreements  on  obligations  specified in clause (i) maturing not more than one month from the date of  acquisition  thereof,  provided  that the  unsecured  obligations  of the party agreeing  to  repurchase  such  obligations  are at the time rated by each  Rating  Agency in its highest short-term rating available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers' acceptances
                  (which  shall  each  have an  original  maturity  of not more  than 90 days  and,  in the case of bankers'  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a remaining  maturity  of more than 30 days)  denominated  in  United  States  dollars  of any U.S.
                  depository  institution or trust company  incorporated under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust company;
                  provided that the debt  obligations of such  depository  institution or trust company at the date of  acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating available;  and, provided further that, if the original  maturity of such short-term  obligations of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days, the  short-term  rating of such  institution  shall be A-1+ in the case of  Standard  & Poor's if
                  Standard & Poor's is a Rating Agency;

         (iv)     commercial paper and demand notes (having  original  maturities of not more than 365 days) of any corporation  incorporated  under the laws of the United  States or any state thereof which on the date of  acquisition  has been rated by each  Rating  Agency in its  highest  short  term  rating available;  provided that such commercial paper and demand notes shall have a remaining  maturity of not more than 30 days;

         (v)      a money  market fund or a qualified  investment  fund rated by each Rating  Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

         (vi)     other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a  Permitted
                  Investment  hereunder  and will not reduce the rating  assigned to any Class of  Certificates  by such Rating  Agency  below the lower of the  then-current  rating or the rating  assigned to such
                  Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of  Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating  available on unsecured  commercial paper and short-term debt  obligations  shall mean the following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted  Investment  that is a short-term debt  obligation  rated A-1 by Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal  and  interest  payments
(assuming fully amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20%

of the aggregate  outstanding  Certificate  Principal  Balance of the  Certificates  and each  investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a predetermined  fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the  investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index  plus a single  fixed spread (if any) and must move  proportionately  with that index.  Any Permitted  Investment  may be purchased by or through the Trustee or its Affiliates.

         Permitted  Transferee:  Any Transferee of a Class R  Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:   Any  individual,   corporation,   limited  liability   company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         Prepayment Assumption:  [With respect to the [Class A,  Class M and Class B] Certificates,  the prepayment assumption to be used for  determining  the accrual of original issue  discount and premium and market  discount on such  Certificates  for federal  income tax  purposes,  which (a) with respect to the  fixed-rate  Mortgage  Loans, assumes a constant  prepayment rate of one-tenth of 23% per annum of the then outstanding  Stated Principal Balance of the  fixed-rate  Mortgage  Loans in the  first  month  of the  life of such  Mortgage  Loans  and an  additional one-tenth of 23% per annum in each month  thereafter until the tenth month, and beginning in the tenth month and in each month  thereafter  during the life of the fixed-rate  Mortgage  Loans, a constant  prepayment  rate of 23% per annum each month  ("23% HEP") and (b) with  respect to the  adjustable-rate  Mortgage  Loans  assumes a  prepayment assumption of 2% of the constant  prepayment  rate in month one,  increasing by  approximately  2.545% from month 2 until  month 12,  a constant  prepayment  rate of 30% from month 12 to month 22, a constant  prepayment rate of 50%
from month 23 to month 27, and a constant  prepayment rate of 35%  thereafter,  used for determining the accrual of original  issue  discount and premium and market  discount on the  Class A,  Class M and Class B  Certificates  for
federal income tax purposes.  The constant  prepayment  rate assumes that the stated  percentage of the outstanding
Stated Principal Balance of the adjustable-rate Mortgage Loans is prepaid over the course of a year.]

         Prepayment  Interest  Shortfall:  With respect to any Distribution  Date and any Mortgage Loan (other than a Mortgage  Loan  relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period,  an amount equal to the excess of one month's interest at the related Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted  to the  related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such  Prepayment  Period to the date of such Principal  Prepayment in Full or (b) a Curtailment  during the prior calendar  month,  an amount equal to one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

         Prepayment  Period:  With respect to any  Distribution  Date,  the calendar  month  preceding the month of distribution.

         Primary  Insurance Policy:  Each primary policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage Loan Schedule with the exception of code "A23," "A34" or "A96" under the column "MI CO CODE."

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x) the Available Distribution Amount over (y) the Interest Distribution Amount, and (b) the sum of:

         (i)   the principal  portion of each Monthly Payment  received or Advanced with respect to the related Due
               Period on each Outstanding Mortgage Loan;

         (ii)  the Stated Principal Balance of any Mortgage Loan repurchased  during the related  Prepayment Period
               (or  deemed  to  have  been  so  repurchased  in  accordance  with   Section 3.07(b))   pursuant  to
               Section 2.02,  2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection  with the  substitution  of a Deleted  Mortgage Loan pursuant to  Section 2.03 or 2.04 during the related Prepayment Period;

         (iii) the principal portion of all other unscheduled  collections,  other than Subsequent  Recoveries,  on the Mortgage Loans (including,  without  limitation,  Principal  Prepayments in Full,  Curtailments,
               Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds) received during the related Prepayment
               Period  (or  deemed to have been so  received)  to the extent  applied  by the  Master  Servicer  as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

         (iv)  the  lesser  of (1) the  Subsequent  Recoveries  for such  Distribution  Date and (2) the  principal portion of any Realized Losses allocated to any Class of Certificates on a prior  Distribution  Date and remaining unpaid;

         (v)   the lesser of (1) the Excess Cash Flow for such  Distribution  Date (to the extent not used pursuant to clause (iv) of this definition on such  Distribution  Date) and (2) the principal  portion of any
               Realized  Losses  incurred (or deemed to have been  incurred) on any Mortgage  Loans in the calendar month preceding such Distribution Date; and

         (vi)  the lesser of (1) the Excess Cash Flow for that  Distribution  Date (to the extent not used pursuant
               to  clauses   (iv)  and  (v)  of  this   definition   on  such   Distribution   Date)  and  (2)  the
               Overcollateralization Increase Amount for such Distribution Date;

minus

         (vii) (A) the amount of any  Overcollateralization  Reduction  Amount for such  Distribution  Date and (B)
               the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal  Prepayment:  Any  payment of  principal  or other  recovery  on a Mortgage  Loan,  including  a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal  Prepayment  in Full:  Any  Principal  Prepayment  made by a Mortgagor  of the entire  principal balance of a Mortgage Loan.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         [Private Offered Certificates: The Class B Certificates and the Class SB Certificates, collectively.]

         Program Guide:  The AlterNet  Seller Guide as incorporated  into the Residential  Funding Seller Guide for mortgage  collateral sellers that participate in Residential  Funding's AlterNet Mortgage Program,  and Residential
Funding's  Servicing  Guide and any other  subservicing  arrangements  which  Residential  Funding has  arranged to accommodate the servicing of the Mortgage Loans and in each case all supplements and amendments  thereto  published by Residential Funding.

         Purchase  Price:  With  respect  to any  Mortgage  Loan  (or REO  Property)  required  to be or  otherwise purchased on any date pursuant to  Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the
Stated Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest  at either  (a) the  Adjusted  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a
Modified  Mortgage Loan) plus the rate per annum at which the Servicing Fee is calculated,  or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified  Mortgage  Loan),  in each case on the  Stated  Principal  Balance  thereof  to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified  Substitute  Mortgage Loan: A Mortgage Loan substituted by Residential  Funding or the Depositor for a  Deleted  Mortgage  Loan  which  must,  on the  date of  such  substitution,  as  confirmed  in an  Officers'
Certificate delivered to the Trustee, (i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly  payment due in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction), not in excess of the Stated  Principal  Balance of the Deleted  Mortgage  Loan (the amount of any  shortfall  to be deposited by Residential  Funding,  in the Custodial  Account in the month of  substitution);  (ii) have a Mortgage
Rate and a Net Mortgage  Rate no lower than and not more than 1% per annum  higher than the  Mortgage  Rate and Net
Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of  the  date  of  substitution;  (iii)  have a
Loan-to-Value  Ratio at the time of  substitution  no higher than that of the Deleted  Mortgage Loan at the time of substitution;  (iv) have a remaining  term to stated  maturity  not  greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan; (v) comply with each  representation  and warranty set forth in Sections
2.03 and 2.04 hereof and Section 4 of the Assignment  Agreement (other than the  representations and warranties set forth therein with respect to the number of loans  (including the related  percentage) in excess of zero which meet or do not  meet a  specified  criteria);  (vi)  not be 30 days or more  Delinquent;  (vii)  not be  subject  to the requirements of HOEPA (as defined in the Assignment  Agreement);  (viii) have a policy of title  insurance,  in the form and amount that is in material  compliance  with the Program  Guide,  that was  effective as of the closing of such Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the Mortgage  Property is located in the State of Iowa where an attorney's  certificate  has been provided as described in the Program Guide;
(ix) if the Deleted Loan is not a Balloon Loan,  not be a Balloon Loan;  (x) with respect to adjustable rate Mortgage
Loans, have a Mortgage Rate that adjusts with the same  frequency  and based upon the same Index as that of the Deleted
Mortgage  Loan;  (xi) with respect to adjustable rate Mortgage Loans have a Note Margin not less than that of the
Deleted  Mortgage  Loan;  (xii)  have a  Periodic  Rate Cap that is equal to that of the Deleted Mortgage Loan; (xiii)
with respect to adjustable rate Mortgage Loans, have a next Adjustment Date no later than that of the Deleted Mortgage
Loan; and (xiv) be secured by a lien with the same lien priority as the Deleted Loan.

         Rating  Agency:  [Each of Standard & Poor's and  Moody's].  If any agency or a  successor  is no longer in existence,  "Rating Agency" shall be such statistical credit rating agency, or other comparable Person,  designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized  Loss:  With respect to each Mortgage Loan (or REO  Property) as to which a Cash  Liquidation  or
REO  Disposition  has  occurred,  an amount (not less than zero) equal to (i) the Stated  Principal  Balance of the
Mortgage  Loan (or REO Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus (ii) interest (and
REO Imputed  Interest,  if any) at the Net  Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders  up to the last day of the month in which the Cash Liquidation (or REO Disposition)
occurred on the Stated  Principal  Balance of such  Mortgage  Loan (or REO  Property)  outstanding  during each Due
Period that such interest was not paid or advanced,  minus (iii) the proceeds,  if any,  received  during the month in which such Cash  Liquidation (or REO Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage  Rate and to  principal  of the Mortgage  Loan,  net of the portion  thereof  reimbursable  to the
Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances or other expenses as to which the  Master  Servicer  or  Subservicer  is  entitled  to  reimbursement  thereunder  but which  have not been previously  reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing  Modification,  (a)
(1) the amount by which the interest  portion of a Monthly  Payment or the principal  balance of such Mortgage Loan was  reduced  or (2) the sum of any other  amounts  owing  under the  Mortgage  Loan  that were  forgiven  and that constitute  Servicing  Advances that are  reimbursable  to the Master  Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly  Payment that was or would have been due in the month  immediately  following  the month in which a Principal  Prepayment  or the  Purchase  Price of such  Mortgage  Loan is received or is deemed to have been  received.  With  respect to each  Mortgage  Loan which has become the subject of a Deficient  Valuation, the difference  between the principal balance of the Mortgage Loan outstanding  immediately prior to such Deficient
Valuation and the principal  balance of the Mortgage  Loan as reduced by the Deficient  Valuation.  With respect to each  Mortgage  Loan  which has  become the object of a Debt  Service  Reduction,  the amount of such Debt  Service
Reduction.  Notwithstanding  the above,  neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder  so long as the Master  Servicer  has  notified  the Trustee in writing that the Master
Servicer is diligently  pursuing any remedies that may exist in connection with the  representations and warranties made  regarding the related  Mortgage  Loan and either (A) the related  Mortgage Loan is not in default with regard to payments due  thereunder or (B) delinquent  payments of principal and interest  under the related  Mortgage Loan and any premiums on any applicable  primary hazard  insurance  policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

         [Realized Losses allocated to the Class SB  Certificates  shall be allocated first to the REMIC II Regular
Interest  SB-IO in  reduction of the accrued but unpaid  interest  thereon  until such accrued and unpaid  interest shall have been  reduced to zero and then to the REMIC II  Regular  Interest  SB-PO in  reduction of the  Principal
Balance thereof.]

         To the extent the Master Servicer  receives  Subsequent  Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage  Loan will be reduced to the extent such  recoveries  are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         Record  Date:  With  respect  to each  Distribution  Date and the LIBOR  Certificates,  the  Business  Day
immediately  preceding such Distribution  Date. With respect to each Distribution Date and the Certificates  (other than the LIBOR  Certificates),  the close of  business on the last  Business  Day of the month next  preceding  the month in which the related  Distribution  Date  occurs,  except in the case of the first Record Date which shall be the Closing Date.

         Reference Bank Rate:  As defined in Section 1.02.

         Regular  Certificates:  The  [Class A  Certificates,   Class M  Certificates,   Class B  Certificates  and
Class SB] Certificates.

         Regulation   AB:   Subpart   229.1100   --  Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
§§229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission,  or as may be provided by the Commission or its staff from time to time.

         Regulation S Global  Offered  Certificate:  Any  Temporary  Regulation  S Global  Offered  Certificate  or
Permanent Regulation S Global Offered Certificate.

         Relief Act: The  Servicemembers  Civil Relief Act,  formerly  known as the  Soldiers'  and Sailors'  Civil
Relief Act of 1940.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC:  A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code. As used herein, the term "REMIC" shall mean REMIC I or REMIC II.

        REMIC Administrator:  Residential Funding Corporation.  If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as successor Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         [REMIC I:  The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created hereby and to be  administered  hereunder,  exclusive of the Hedge  Agreement,  which are not assets of any
REMIC, with respect to which a separate REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all payments on and  collections  in respect of the Mortgage Loans due after the Cut-off
         Date  (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the
         Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to  the
         Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.]

         [REMIC  I Distribution  Amount:  For any  Distribution  Date, the Available  Distribution  Amount shall be distributed to the REMIC I Regular Interests and the Class R-I Certificates in the following amounts and priority:

                   (i)     to the extent of the Available  Distribution  Amount, to REMIC II as the holder of REMIC
I Regular  Interests  LT1,  LT2, LT3 and LT4,  pro rata,  in an amount  equal to (A) their  Uncertificated  Accrued
Interest  for such  Distribution  Date,  plus (B) any amounts in respect  thereof  remaining  unpaid from  previous
Distribution Dates; and

                  (ii)     to the extent of the Available  Distribution  Amount  remaining after the  distributions made pursuant to clause (i) above, to REMIC II as the holder of the REMIC I Regular  Interests,  in an amount equal to:

                           (A)      in respect of the REMIC I Regular  Interests LT2, LT3 and LT4, their respective
Principal Distribution Amounts;

                           (B)      in  respect  of the  REMIC I  Regular  Interest  LT1 any  remainder  until  the
Uncertificated Principal Balance thereof is reduced to zero;

                           (C)      any  remainder  in respect of the REMIC I Regular  Interests  LT2, LT3 and LT4, pro rata according to their respective  Uncertificated  Principal  Balances as reduced by the distributions  deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                  (iii)    any remaining amounts to the Holders of the Class R-I Certificates.]

         [REMIC I  Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the principal balances  of the  REMIC I  Regular  Interests  LT1,  LT2,  LT3  and  LT4,  respectively,  will be  reduced  on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y1 =    the aggregate principal balance of the REMIC I Regular Interest LT1 after distributions on the prior Distribution Date.

Y2 =    the principal balance of the REMIC I Regular Interest LT2 after distributions on the prior Distribution Date.

Y3 =    the principal balance of the REMIC I Regular Interest LT3 after distributions on the prior Distribution Date.

Y4 =    the principal balance of the REMIC I Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

[]Y1 =    the REMIC I Regular Interest LT1 Principal Reduction Amount.

[]Y2 =    the REMIC I Regular Interest LT2 Principal Reduction Amount.

[]Y3 =    the REMIC I Regular Interest LT3 Principal Reduction Amount.

[]Y4 =    the REMIC I Regular Interest LT4 Principal Reduction Amount.

P0 =    the aggregate principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

P1 =    the aggregate principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

[]P =    P0 - P1 = the aggregate of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

=    the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

R0 =    the Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

R1 =    the Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

[] =    (Y2 + Y3)/P0. The initial value of [] on the Closing Date for use on the first Distribution Date shall be 0.0001.

[]0 =    the lesser of (A) the sum for all Classes of Certificates, other than the Class SB Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the REMIC Net WAC Rate, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

[]1 =    the lesser of (A) the sum for all Classes of Certificates, other than the Class SB Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the REMIC Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:

[]Y1 =    []P - []Y2 - []Y3 - []Y4;

[]Y2 =    ([]/2){( []0R1 - []1R0)/R0R1};

[]Y3 =    []P - []Y2; and

[]Y4 =    []Y3.

if both []Y2 and []Y3, as so determined, are non-negative numbers. Otherwise:

(1)    If []Y2, as so determined, is negative, then

[]Y2 =    0;

[]Y3 =    []{[]1R0P0 - []0R1P1}/{[]1R0};

[]Y4 =    []Y3; and

[]Y1 =    []P - []Y2 - []Y3 - []Y4.

(2)    If []Y3, as so determined, is negative, then

[]Y3 =    0;

[]Y2 =    []{[]1R0P0 - []0R1P1}/{2R1R0P1 - []1R0};

[]Y4 =    []Y3; and

[]Y1 =    []P - []Y2 - []Y3 - []Y4.]

         [REMIC I  Realized  Losses:  Realized  Losses on the  Mortgage  Loans  shall be  allocated  to the REMIC I
Regular  Interests as follows:  The interest  portion of Realized  Losses on the Mortgage  Loans,  if any, shall be allocated  among the REMIC I Regular  Interests  LT1,  LT2 and LT4 pro rata  according  to the  amount of  interest accrued but unpaid thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized  Losses not attributable to any specific Mortgage Loan and allocated  pursuant to the succeeding  sentences.  The principal portion of  Realized  Losses on the  Mortgage  Loans,  if any,  shall be  allocated  first,  to the REMIC I Regular
Interests  LT2,  LT3 and LT4 pro rata  according  to their  respective  Principal  Reduction  Amounts to the extent thereof in reduction of the  Uncertificated  Principal Balance of such REMIC I Regular  Interests and, second,  the remainder,  if any, of such  principal  portion of such  Realized  Losses shall be allocated to the REMIC I Regular
Interest LT1 in reduction of the Uncertificated Principal Balance thereof.]

         [REMIC I  Regular  Interests:  REMIC I  Regular  Interest LT1,  REMIC II  Regular  Interest LT2,  REMIC II
Regular Interest LT3 and REMIC II Regular Interest LT4.]

         [REMIC I Regular  Interest LT1: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.]

         [REMIC I Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC I Regular Interest LT1 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT1 on such Distribution Date.]

         [REMIC I Regular  Interest LT2: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.]

         [REMIC I Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC I Regular Interest LT2 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT2 on such Distribution Date.]

         [REMIC I Regular  Interest LT3: A regular interest in REMIC II that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.]

         [REMIC I Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC I Regular Interest LT3 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT3 on such Distribution Date.]

         [REMIC I Regular  Interest LT4: A regular interest in REMIC II that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.]

         [REMIC I Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC I Regular Interest LT4 Principal  Reduction Amount for such  Distribution  Date over the Realized
Losses allocated to the REMIC I Regular Interest LT4 on such Distribution Date.]

         [REMIC II:  The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.]

         [REMIC II Regular Interest SB-PO: A separate  non-certificated  beneficial  ownership interest in REMIC II issued  hereunder and  designated as a REMIC II Regular  Interest.  REMIC II  Regular  Interest SB-PO shall have no entitlement to interest,  and shall be entitled to distributions  of principal  subject to the terms and conditions hereof,  in aggregate amount equal to the initial  Certificate  Principal  Balance of the Class SB  Certificates as
set forth in the Preliminary Statement hereto.]

         [REMIC II Regular Interest SB-IO: A separate  non-certificated  beneficial  ownership interest in REMIC II issued  hereunder and  designated as a REMIC II Regular  Interest.  REMIC II  Regular  Interest SB-IO shall have no entitlement to principal,  and shall be entitled to  distributions  of interest subject to the terms and conditions hereof,  in  aggregate  amount  equal to the  interest  distributable  with  respect to the  Class SB  Certificates pursuant to the terms and conditions hereof.]

         [REMIC II  Regular  Interests:  REMIC II  Regular  Interests  SB-IO and SB-PO,  together  with the regular interests in REMIC II  represented  by the Class A  Certificates,  Class M  Certificates  and Class B  Certificates
exclusive of the rights of such  Certificates to payments of Basis Risk Shortfall  Amounts and to payments  derived from the Hedge Agreement.]

         REMIC  Administrator:  Residential Funding  Corporation.  If Residential Funding Corporation is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as REMIC  Administrator under this
Agreement the Master  Servicer or Trustee  acting as successor  Master  Servicer  shall  appoint a successor  REMIC
Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         [REMIC Interest  Amount:  For any  Distribution  Date and  each  Class of  Class A  Certificates,  Class M
Certificates  and Class B  Certificates,  the Accrued  Certificate  Interest for such Class  reduced by the portion thereof  attributable to the excess,  if any, of the related  Pass-Through Rate for such Distribution Date over the related REMIC Net WAC Cap Rate for such Distribution Date.]

         [REMIC Net WAC Cap Rate:  For any  Distribution  Date,  a per annum  rate equal to the  product of (i) the weighted  average of the Net Mortgage  Rates (or, if applicable,  the Modified Net Mortgage  Rates) on the Mortgage
Loans using the Net  Mortgage  Rates in effect for the  Monthly  Payments  due on such  Mortgage  Loans  during the related  Due  Period,  weighted  on the  basis  of the  respective  Stated  Principal  Balances  thereof  for  such
Distribution  Date and (ii) a fraction  equal to 30 divided by the actual  number of days in the  related  Interest
Accrual Period.]

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at Sections  860A through  860G of  Subchapter  M of  Chapter 1  of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         REO  Acquisition:  The  acquisition by the Master Servicer on behalf of the Trustee for the benefit of the
Certificateholders of any REO Property pursuant to Section 3.14.

         REO  Disposition:  With respect to any REO Property,  a  determination  by the Master Servicer that it has received  substantially  all  Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds  and other  payments  and recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable from the sale or other disposition of the REO Property.

         REO  Imputed  Interest:  With  respect  to any REO  Property,  for any  period,  an amount  equivalent  to interest (at a rate equal to the Net Mortgage  Rate that would have been  applicable  to the related  Mortgage Loan had it been  outstanding)  on the unpaid  principal  balance  of the  Mortgage  Loan as of the date of  acquisition thereof for such period.

         REO  Proceeds:  Proceeds,  net of expenses,  received in respect of any REO Property  (including,  without limitation,  proceeds  from the rental of the  related  Mortgaged  Property)  which  proceeds  are  required  to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged  Property  acquired by the Master  Servicer on behalf of the Trust Fund for the benefit  of the  Certificateholders  through  foreclosure  or  deed in lieu of  foreclosure  in  connection  with a defaulted Mortgage Loan.

         Reportable  Modified  Mortgage  Loan:  Any  Mortgage  Loan that (a) has been  subject to an interest  rate reduction,  (b) has  been  subject  to a term  extension  or (c) has  had  amounts  owing  on  such  Mortgage  Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;  provided,  however,  that a Mortgage  Loan modified in accordance  with (a) above for a temporary  period shall not be a Reportable  Modified
Mortgage Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

         Repurchase Event:  As defined in the Assignment Agreement.

         Request for Release:  A request for  release,  the form of which is attached as  Exhibit G  hereto,  or an electronic request in a form acceptable to the Custodian.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement,  the Program Guide or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         [Required  Overcollateralization  Amount:  With  respect  to  any  Distribution  Date,  (a)  prior  to the
Stepdown  Date, an amount equal to [___]% of the aggregate  Stated  Principal  Balance of the Mortgage  Loans as of
the Cut-off  Date,  (b) on or after the Stepdown  Date if a Trigger  Event is not in effect,  the greater of (i) an amount equal to [____]% of the aggregate  outstanding  Stated Principal  Balance of the Mortgage Loans after giving effect to  distributions  made on that  Distribution  Date and (ii) the  Overcollateralization  Floor and (c) on or
after the Stepdown  Date if a Trigger  Event is in effect,  an amount  equal to the Required  Overcollateralization
Amount  from the  immediately  preceding  Distribution  Date.  The  Required  Overcollateralization  Amount  may be
reduced so long as written  confirmation  is obtained from each Rating Agency that such reduction  shall not reduce the  ratings  assigned  to any Class of  Certificates  by such Rating  Agency  below the lower of the then  current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.]

         Residential Funding:  Residential Funding Corporation,  a Delaware corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

         Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Corporate  Trust
Department of the Trustee,  including any Senior Vice President,  any Vice President, any Assistant Vice President,
any Assistant  Secretary,  any Trust Officer or Assistant  Trust Officer,  or any other officer of the Trustee,  in each case, with direct responsibility for the administration of this Agreement.

         RFC Exemption:  As defined in Section 5.02(f)(ii).

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Rule 144A Global Offered Certificate:  Any one of the Class [B] Certificates  substantially in the form of
Exhibit C-1 hereto or any one of the Class SB Certificates  substantially  in the form of Exhibit D-1 hereto,  and, in both cases, more fully described in Section 5.02(e) hereof.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing in  connection  with an issuance of publicly  offered or  privately  placed, rated or unrated mortgage-backed securities.

         Seller:  With  respect  to any  Mortgage  Loan,  a Person,  including  any  Subservicer,  that  executed a
Seller's Agreement applicable to such Mortgage Loan.

         Seller's  Agreement:  An agreement for the  origination  and sale of Mortgage Loans  generally in the form of the seller  contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master Servicer and the Depositor.

         Senior Enhancement Percentage:  [For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of (i) the aggregate  Certificate  Principal Balance of the [Class M Certificates and
Class B]  Certificates  and (ii) the  Overcollateralization  Amount,  in each case prior to the distribution of the
Principal  Distribution  Amount on such  Distribution  Date and the  denominator  of which is the aggregate  Stated
Principal  Balance of the  Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution
Date.]

         Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance  of its  servicing  obligations,  including,  but not  limited  to,  the cost of (i) the  preservation, restoration and protection of a Mortgaged Property or, with respect to a cooperative loan, the related  cooperative apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS® System, (iii)

the management and liquidation of any REO Property,  (iv) any mitigation procedures  implemented in accordance with
Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer  provides  services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans,  reasonable  compensation for such services.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the
Master Servicer in respect of master servicing  compensation  that accrues at an annual rate equal to the Servicing
Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

         Servicing  Fee Rate:  With respect to any Mortgage  Loan,  the per annum rate  designated  on the Mortgage
Loan  Schedule as the "MSTR SERV FEE," as may be adjusted  with respect to successor  Master  Servicers as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

         Servicing  Modification:  Any reduction of the interest rate on or the outstanding  principal balance of a
Mortgage  Loan,  any  extension  of the final  maturity  date of a Mortgage  Loan,  and any  increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

         Servicing   Officer:   Any  officer  of  the  Master  Servicer   involved  in,  or  responsible  for,  the
administration  and  servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of servicing  officers  furnished  to the Trustee by the Master  Servicer on the Closing  Date,  as such list may from time to time be amended.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date and the Mortgage Loans,  the
arithmetic  average,  for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution  Date,  including Mortgage Loans in foreclosure and REO, over (y) the aggregate  Stated Principal  Balance of all of the Mortgage Loans  immediately preceding that Distribution Date.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successors in interest.

         Startup Date:  The day designated as such pursuant to Article X hereof.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  as of any date of determination, (i) the sum of (a) the Cut-off Date  Principal  Balance of the Mortgage Loan and (b) any amount by which the Stated Principal  Balance of the Mortgage Loan has been  increased  pursuant to a Servicing  Modification, minus (ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or
REO Property during  each Due Period  ending  with the Due  Period  relating  to the most  recent  Distribution  Date which were received  or with  respect  to which an  Advance  was made,  (b) all  Principal  Prepayments  with  respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds, to the

extent applied by the Master  Servicer as  recoveries of principal in accordance  with  Section 3.14  with respect to such
Mortgage  Loan or REO  Property,  in each case which were  distributed  pursuant to  Section 4.02  on any  previous
Distribution  Date,  and (c)  any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown  Date:  [That  Distribution  Date  which is the  earlier  to occur of (a) the  Distribution  Date immediately  succeeding the Distribution Date on which the aggregate  Certificate  Principal Balance of the Class A
Certificates  has been  reduced to zero and (b) the later to occur of (i) the  Distribution  Date in  [____] 20[__]
and (ii) the first  Distribution  Date on which the  Senior  Enhancement  Percentage  is equal to or  greater  than
[___]%.]

         Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

         Subordination  Percentage:  With respect to each Class of [Class A Certificates,  Class M Certificates and
Class B] Certificates, the respective percentage set forth below.

                                       Class                    Percentage
                                       [___]                      [___]%

         Subsequent  Recoveries:  As of any Distribution  Date, amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to  Section 3.10)  or surplus  amounts held by the Master
Servicer to cover estimated expenses  (including,  but not limited to, recoveries in respect of the representations and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the
Trustee  pursuant  to  Section 2.04)  specifically  related  to a  Mortgage  Loan  that was the  subject  of a Cash
Liquidation or an REO Disposition prior to the related Prepayment Period and that resulted in a Realized Loss.

         Subserviced  Mortgage  Loan:  Any Mortgage  Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

         Subservicer:  Any Person with whom the Master  Servicer has entered into a Subservicing  Agreement and who generally  satisfied  the  requirements  set  forth in the  Program  Guide in  respect  of the  qualification  of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer  Advance:  Any  delinquent  installment  of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

         Subservicing  Agreement:  The written  contract  between the Master Servicer and any Subservicer  relating to servicing and  administration  of certain Mortgage Loans as provided in  Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

         Subservicing  Fee: With respect to any Mortgage Loan, the fee payable  monthly to the related  Subservicer
(or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in respect of subservicing and other compensation  that accrues with respect to each  Distribution Date at an annual rate designated as "SUBSERV FEE" on the Mortgage Loan Schedule.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of any  REMIC hereunder  due to its  classification as a REMIC under the REMIC  Provisions,  together with any and all other  information,  reports or returns  that may be required to be furnished  to the  Certificateholders  or filed with the Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Telerate Screen Page 3750:  As defined in Section 1.02.

         Temporary  Regulation S Global Offered  Certificate:  Any one of the Class [B] Certificates  substantially in the form of Exhibit  C-2  hereto or any one of the Class SB  Certificates  substantially  in the form of Exhibit
D-2 hereto, and, in both cases, more fully described in Section 5.02(e) hereof.

         Transaction Party: As defined in Section 12.02(a).

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Affidavit and Agreement: As defined in Section 5.02(f).

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trigger  Event:  [A  Trigger  Event is in effect  with  respect to any  Distribution  Date on or after the
Stepdown Date if either (a) the product of 3.10 and the Sixty-Plus  Delinquency  Percentage,  as determined on that
Distribution  Date,  equals or exceeds the Senior  Enhancement  Percentage for that  Distribution Date or (b) on or after the  Distribution  Date in  [___] 20[__],  the aggregate amount of Realized Losses on the Mortgage Loans as a percentage of the Cut-Off Date Balance exceeds the applicable amount set forth below:

                  [___] 20[__] to [___] 20[__]:      [___]% with respect to  [___] 20[__],  plus an additional
                                                     1/12th of [___]% for each month thereafter.

                  [___] 20[__] to [___] 20[__]:      [___]% with respect to  [___] 20[__],  plus an additional
                                                     1/12th of [___]% for each month thereafter.

                  [___] 20[__] to [___] 20[__]:      [___]% with respect to  [___] 20[__],  plus an additional
                                                     1/12th of [___]% for each month thereafter.

                  [___] 20[__] to [___] 20[__]:      [___]% with respect to  [___] 20[__],  plus an additional
                                                     1/12th of [___]% for each month thereafter.

                  [___] 20[__] and thereafter:       [___]%.]

         Trustee:  As defined in the preamble hereto.

         Trustee Information:  As specified in Section 12.05(a)(i)(A).

         Trust Fund:  The  segregated  pool of assets  subject  hereto,  consisting  of: (i) the Mortgage Loans and the related  Mortgage  Files;  (ii) all payments on and  collections in respect of the Mortgage Loans due after the
Cut-off  Date  (other than  Monthly  Payments  due in the month of the Cut-off  Date) as shall be on deposit in the
Custodial  Account or in the  Certificate  Account and  identified  as belonging to the Trust Fund;  (iii) property which  secured  a  Mortgage  Loan  and  which  has been  acquired  for the  benefit  of the  Certificateholders  by foreclosure or deed in lieu of  foreclosure;  (iv) the hazard  insurance  policies and Primary  Insurance  Policies pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

         [Uncertificated  Accrued  Interest:  With  respect to any REMIC I Regular  Interest  for any  Distribution
Date, one month's interest at the related  Uncertificated  REMIC I Pass-Through  Rate for such  Distribution  Date, accrued on its  Uncertificated  Principal  Balance  immediately  prior to such  Distribution  Date.  Uncertificated
Accrued  Interest  for the REMIC I Regular  Interests  shall accrue on the basis of a 360-day  year  consisting  of twelve 30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular Interests for any Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the
extent not covered by  Compensating  Interest)  relating to the Mortgage Loans for any  Distribution  Date shall be allocated  among  REMIC I Regular  Interests  LT1,  LT2,  LT3 and LT4 pro rata,  based on,  and to the  extent  of,
Uncertificated  Accrued  Interest,  as calculated  without  application  of this sentence.  Uncertificated  Accrued
Interest on REMIC II Regular  Interest  SB-PO shall be zero.  Uncertificated  Accrued  Interest on REMIC II Regular
Interest SB-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.]

         [Uncertificated  Principal  Balance:  The principal amount of any REMIC I Regular Interest  outstanding as of any date of  determination.  The  Uncertificated  Principal Balance of each REMIC I Regular Interest shall never be less than zero.  With respect to the REMIC II Regular  Interest  SB-PO the initial amount set forth with respect thereto in the  Preliminary  Statement  as reduced by  distributions  deemed  made in respect  thereof  pursuant to
Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.]

         [Uncertificated  REMIC I  Pass-Through  Rate:  With  respect  to any  Distribution  Date and  (i) REMIC  I
Regular  Interests LT1 and LT2, the weighted average of the Net Mortgage Rates of the Mortgage Loans,  (ii) REMIC I
Regular  Interest LT3, zero (0.00%),  and (iii) REMIC I Regular Interest LT4, twice the weighted average of the Net
Mortgage Rates of the Mortgage Loans.]

         Uniform Single Attestation Program for Mortgage Bankers:  The Uniform Single Attestation Program for Mortgage
Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fisacal periods ending on or after December 15, 1995.

         Uninsured  Cause:  Any  cause of  damage  to  property  subject  to a  Mortgage  such  that  the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other entity  (treated as a  corporation  or  partnership  for United  States  federal  income tax  purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia  (except in the case of a partnership,  to the extent provided in Treasury  regulations)  provided that, for purposes solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership for United States  federal  income tax purposes  shall be treated as a United States Person unless all persons that own an interest in such  partnership  either  directly or through any entity that is not a  corporation  for United
States  federal  income tax  purposes  are  required by the  applicable  operative  agreement  to be United  States
Persons,  or an estate that is described  in  Section 7701(a)(30)(D)  of the Code,  or a trust that is described in
Section 7701(a)(30)(E) of the Code.

         Voting  Rights:  The portion of the voting  rights of all of the  Certificates  which is  allocated to any
Certificate.  [98.00]% of all of the Voting Rights shall be allocated  among  Holders of the Class A  Certificates,
Class M Certificates and Class B Certificates,  in proportion to the outstanding  Certificate Principal Balances of their respective  Certificates;  [1]% of all of the Voting Rights shall be allocated to the Holders of the Class SB
Certificates;  and [0.50]% of all of the Voting  Rights shall be allocated to each of the Holders of the  Class R-I
Certificates  and the Class R-II  Certificates;  in each case to be allocated among the  Certificates of such Class in accordance with their respective Percentage Interests.]

         Weighted  Average  Maximum Net Mortgage  Rate:  For any  Distribution  Date,  the weighted  average of the
Maximum  Net  Mortgage  Rates of the  adjustable-rate  Mortgage  Loans,  or Net  Mortgage  Rates in the case of the fixed-rate  Mortgage  Loans,  multiplied  by a fraction  equal to 30  divided  by the actual  number of days in the related Interest Accrual Period.

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United

States dollar deposits that appears on the Telerate  Screen Page 3750 as of 11:00 a.m.,  London time, on such LIBOR
Rate  Adjustment  Date.  "Telerate  Screen  Page 3750"  means the  display  designated  as page 3750 on the  Bridge
Telerate  Service  (or such other page as may  replace  page 3750 on that  service  for the  purpose of  displaying
London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may replace that page on that service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other  service for  displaying  LIBOR or  comparable  rates as may be  selected  by the  Trustee  after consultation  with the Master  Servicer),  the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be  determined  on the basis of the rates at which  deposits in U.S.  Dollars are  offered by the  reference  banks
(which shall be any three major banks that are engaged in transactions  in the London  interbank  market,  selected by the Trustee  after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London  time,  on the LIBOR Rate
Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal  Balance of the LIBOR  Certificates  then  outstanding.  The Trustee shall  request the principal  London  office of each of the reference  banks to provide a quotation of its rate. If at least two such  quotations are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations  are provided as  requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major banks in New York City,  selected by the Trustee after  consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.
Dollars  to  leading  European  banks for a period of one month in  amounts  approximately  equal to the  aggregate
Certificate  Principal Balance of the LIBOR  Certificates then outstanding.  If no such quotations can be obtained, the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the  priorities  described above,  LIBOR for a  Distribution  Date would be based on LIBOR for the  previous  Distribution  Date for the third consecutive  Distribution Date, the Trustee,  shall select an alternative  comparable index (over which the Trustee has no control),  used for  determining  one-month  Eurodollar  lending rates that is calculated  and published (or otherwise made  available) by an independent  party.  The  establishment  of LIBOR by the Trustee on any LIBOR Rate
Adjustment  Date and the  Trustee's  subsequent  calculation  of the  Pass-Through  Rates  applicable  to the LIBOR
Certificates  for the  relevant  Interest  Accrual  Period,  in the  absence of manifest  error,  will be final and binding.  Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master  Servicer with the  results  of  its  determination  of  LIBOR  on  such  date.  Furthermore,  the  Trustee  shall  supply  to any
Certificateholder so requesting by  calling 1-800-934-6802  the Pass-Through Rate on the LIBOR Certificates for the
current and the immediately preceding Interest Accrual Period.

                                                    ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.

(a)      The Depositor,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse all the right,  title and interest of the  Depositor in and to (i) the
Mortgage  Loans,  including all interest and principal on or with respect to the Mortgage Loans due on or after the
Cut-off  Date (other than  Monthly  Payments  due in the month of the Cut-off  Date);  and (ii) all proceeds of the foregoing.

(b)      In  connection  with such  assignment,  and  contemporaneously  with the delivery of this  Agreement,  the
Depositor  delivered or caused to be delivered  hereunder to the Trustee,  [the Hedge  Agreement  (the  delivery of which shall  evidence  that the fixed  payment for the Hedge  Agreement has been paid and the Trustee and the Trust
Fund shall have no further payment obligation  thereunder and that such fixed payment has been authorized  hereby), and] except as set forth in Section 2.01(c)  below and subject to Section 2.01(d)  below, the Depositor does hereby deliver to, and deposit with, the Trustee,  or to and with one or more  Custodians,  as the duly appointed agent or agents of the Trustee for such purpose,  the following  documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i)      The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the  Trustee  and  showing an unbroken chain of  endorsements  from the  originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage  Note, an original lost note  affidavit  from the related  Seller or Residential
Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note;

(ii)     The original  Mortgage,  noting the presence of the MIN of the Mortgage Loan and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with evidence of recording  indicated  thereon or, if the original  Mortgage has not yet been returned from the public  recording  office,  a copy of the original
Mortgage with evidence of recording indicated thereon;

(iii)    Unless the Mortgage Loan is registered on the MERS®  System,  the assignment (which may be included in one or more blanket  assignments  if permitted by  applicable  law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)     The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage Loan is registered on the
MERS®  System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)      The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement.

         The Depositor may, in lieu of delivering  the original of the documents set forth in  Section 2.01(b)(ii),
(iii),  (iv) and (v) (or copies  thereof as  permitted  by  Section 2.01(b))  to the  Trustee or the  Custodian  or
Custodians,  deliver such documents to the Master  Servicer,  and the Master  Servicer shall hold such documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within  thirty  Business  Days  following the earlier of (i) the receipt of the original of all of the  documents  or  instruments  set  forth in  Section 2.01(b)(ii),  (iii),  (iv) and (v) (or  copies  thereof  as permitted  by such  Section)  for any  Mortgage  Loan and (ii) a written  request by the  Trustee to deliver  those documents  with  respect to any or all of the  Mortgage  Loans then being held by the Master  Servicer,  the Master
Servicer  shall deliver a complete set of such  documents to the Trustee or the  Custodian or  Custodians  that are the duly appointed agent or agents of the Trustee.

         The  Depositor,  the Master  Servicer and the Trustee agree that it is not intended that any mortgage loan be included in the Trust Fund that is (i) a "High-Cost  Home Loan" as defined in the New Jersey Home  Ownership Act effective  November 27, 2003,  (ii) a "High-Cost  Home Loan" as defined in the New Mexico Home Loan  Protection Act effective  January 1, 2004, (iii) a "High Cost Home Mortgage Loan" as defined in the  Massachusetts  Predatory Home
Practices Act effective  November 7, 2004 or (iv) a "High-Cost  Home Loan" as defined in the Indiana High Cost Home
Loan Law effective January 1, 2005.

(c)      Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in  connection  with any Mortgage
Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any  assignment,  modification,  assumption agreement  or  preferred  loan  agreement  (or copy  thereof as  permitted  by  Section 2.01(b))  with  evidence of recording  thereon  concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment,  modification,  assumption agreement or preferred loan agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the  receipt  of certain information  necessary to prepare the related assignments,  the Depositor shall deliver or cause to be delivered to the Trustee or the respective  Custodian a copy of such Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

         The  Depositor  shall  promptly  cause to be recorded in the  appropriate  public office for real property records the Assignment referred to in clause (iii) of  Section 2.01(b),  except (a) in states where, in the opinion of counsel  acceptable to the Master  Servicer,  such recording is not required to protect the Trustee's  interests in the Mortgage  Loan or (b) if MERS is  identified  on the Mortgage or on a properly  recorded  assignment  of the
Mortgage,  as applicable,  as the mortgagee of record solely as nominee for Residential  Funding and its successors and assigns.  If any  Assignment is lost or returned  unrecorded to the  Depositor  because of any defect  therein, the  Depositor  shall  prepare a  substitute  Assignment  or cure such  defect,  as the case may be, and cause such
Assignment to be recorded in accordance  with this paragraph.  The Depositor shall promptly  deliver or cause to be delivered to the Trustee or the respective  Custodian  such Mortgage or Assignment,  as applicable (or copy thereof as permitted  by  Section 2.01(b)),  with  evidence of recording  indicated  thereon upon receipt  thereof from the public recording office or from the related Subservicer or Seller.

         If the  Depositor  delivers to the Trustee or Custodian  any Mortgage  Note or  Assignment  of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the
Custodian, as contemplated by Section 2.02.

         Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) and that may be  delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

         In connection with the assignment of any Mortgage Loan registered on the MERS®  System,  the Depositor further agrees that it will cause, at the Depositor's own expense,  within 30 Business Days after the Closing Date, the MERS®  System to indicate  that such  Mortgage  Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the  Certificateholders by including (or deleting, in the case of
Mortgage Loans which are  repurchased in accordance with this Agreement) in such computer files (a) the code in the field which  identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates  issued in connection with such Mortgage Loans. The Depositor  further agrees that it will not, and will not permit the Master  Servicer  to, and the  Master  Servicer  agrees  that it will not,  alter the codes referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(d)      It is intended  that the  conveyances  by the  Depositor to the Trustee of the Mortgage  Loans as provided for in this  Section 2.01 and the  Uncertificated  Regular Interests be construed as a sale by the Depositor to the
Trustee   of  the   Mortgage   Loans  and  the   Uncertificated   Regular   Interests   for  the   benefit  of  the
Certificateholders.  Further,  it is not  intended  that any  such  conveyance  be  deemed  to be a  pledge  of the
Mortgage Loans and the  Uncertificated  Regular Interests by the Depositor to the Trustee to secure a debt or other obligation  of the  Depositor.  Nonetheless,  (a)  this  Agreement  is  intended  to be and  hereby  is a  security agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform  Commercial  Code  and the  Uniform
Commercial Code of any other applicable  jurisdiction;  (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the  Depositor  to the  Trustee of a  security  interest  in all of the  Depositor's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) the Mortgage Loans,  including the related  Mortgage Note, the Mortgage,  any insurance  policies and all other  documents in the related  Mortgage  File,  (B) all amounts  payable  pursuant to the  Mortgage  Loans in accordance with the terms thereof,  (C) any Uncertificated  Regular Interests and any and all general  intangibles, payment intangibles,  accounts,  chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment property and other property of whatever kind or  description  now  existing  or  hereafter  acquired  consisting  of,  arising  from or  relating  to any of the foregoing,  and (D) all  proceeds  of the  conversion,  voluntary  or  involuntary,  of the  foregoing  into  cash, instruments,  securities or other  property,  including  without  limitation  all amounts from time to time held or invested  in the  Certificate  Account  or the  Custodial  Account,  whether  in the  form  of  cash,  instruments, securities or other  property and (2) an  assignment  by the  Depositor to the Trustee of any security  interest in any and all of  Residential  Funding's  right  (including the power to convey title  thereto),  title and interest, whether now owned or hereafter  acquired,  in and to the property  described in the foregoing clauses (1)(A),  (B),
(C) and (D)  granted  by  Residential  Funding to the  Depositor  pursuant  to the  Assignment  Agreement;  (c) the possession by the Trustee,  the  Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute instruments,  money, payment intangibles,  negotiable documents, goods, deposit accounts, letters of credit,  advices of credit,  investment  property,  certificated  securities  or chattel  paper shall be deemed to be  "possession  by the secured  party," or  possession  by a purchaser  or a person  designated  by such secured party, for purposes of perfecting the security interest  pursuant to the Minnesota Uniform  Commercial Code and the Uniform Commercial Code of any other applicable  jurisdiction as in effect (including,  without limitation,
Sections  8-106,  9-313  and  9-106  thereof);   and  (d) notifications  to  persons  holding  such  property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as  applicable)  the Trustee for the purpose of perfecting  such security  interest under  applicable law.

         The  Depositor  and, at the  Depositor's  direction,  Residential  Funding and the Trustee  shall,  to the extent  consistent  with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this
Agreement  were  deemed to  create a  security  interest  in the  Mortgage  Loans  and the  Uncertificated  Regular
Interests  and the other  property  described  above,  such  security  interest  would be deemed to be a  perfected security  interest of first  priority under  applicable  law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the
Trustee not less than 15 days prior to any filing date and, the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Depositor,  all filings  necessary to maintain the effectiveness of any original  filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the Trustee's  security  interest in or lien on the Mortgage Loans and the  Uncertificated  Regular  Interests,  as
evidenced by an Officers  Certificate of the Depositor,  including without limitation (x) continuation  statements, and (y) such  other  statements  as may be  occasioned  by  (1) any  change  of name of  Residential  Funding,  the
Depositor or the Trustee (such  preparation  and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of location of the place of business or the chief executive  office of Residential  Funding or the Depositor,  (3) any transfer of any interest of Residential Funding or the Depositor in any  Mortgage  Loan or (4)  any  transfer  of any  interest  of  Residential  Funding  or the  Depositor  in any
Uncertificated Regular Interests.

Section 2.02.     Acceptance by Trustee.

         The Trustee  acknowledges  receipt (or, with respect to Mortgage  Loans subject to a Custodial  Agreement, and based solely upon a receipt or  certification  executed by the Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in  Section 2.01(b)(i)  above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares  that it, or a Custodian  as its agent,  holds and will hold such  documents  and the other  documents  constituting a part of the Mortgage Files  delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future  Certificateholders.  The Trustee or  Custodian  (such  Custodian being so obligated  under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each
Mortgage File delivered to it pursuant to  Section 2.01(b)  within 90 days after the Closing Date to ascertain that all required documents  (specifically as set forth in Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  as supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification")  to the effect that all documents required to be delivered  pursuant to Section 2.01(b)  above have been executed and received and that such  documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any exceptions listed  on  Schedule  A  attached  to such  Interim  Certification.  Upon  delivery  of the  Mortgage  Files by the
Depositor  or the Master  Servicer,  the Trustee  shall  acknowledge  receipt (or,  with respect to Mortgage  Loans subject to a Custodial  Agreement,  and based  solely upon a receipt or  certification  executed by the  Custodian, receipt by the  respective  Custodian as the duly appointed  agent of the Trustee) of the documents  referred to in
Section 2.01(b) above.

         If the  Custodian,  as the  Trustee's  agent,  finds any  document or documents  constituting  a part of a
Mortgage  File to be missing or  defective,  upon receipt of  notification  from the  Custodian as specified in the succeeding  sentence,  the Trustee shall  promptly so notify or cause the  Custodian to notify the Master  Servicer and the  Depositor.  Pursuant to  Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master
Servicer,  the  Depositor  and the Trustee of any such  omission or defect  found by it in respect of any  Mortgage
File held by it in respect of the items  received by it pursuant to the  Custodial  Agreement.  If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the  Certificateholders,  the
Master  Servicer  shall  promptly  notify  Residential  Funding of such omission or defect and request  Residential
Funding to correct or cure such  omission or defect  within 60 days from the date the Master  Servicer was notified of such  omission or defect and, if  Residential  Funding does not correct or cure such  omission or defect  within such period,  require  Residential Funding to purchase such Mortgage Loan from the Trust Fund at its Purchase Price within 90 days from the date the Master  Servicer was  notified of such  omission or defect;  provided  that if the omission  or  defect  would  cause  the  Mortgage  Loan to be other  than a  "qualified  mortgage"  as  defined  in
Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial  Account  maintained by it pursuant to  Section 3.07  and, upon receipt by the

Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any Custodian,  as
the case may be, shall release to Residential  Funding the related  Mortgage File and the Trustee shall execute and deliver  such  instruments  of  transfer  or  assignment  prepared  by the Master  Servicer,  in each case  without recourse,  as shall be  necessary  to vest in  Residential  Funding or its  designee  any  Mortgage  Loan  released pursuant  hereto and  thereafter  such  Mortgage  Loan shall not be part of the Trust Fund.  It is  understood  and agreed  that the  obligation  of  Residential  Funding,  to so cure or  purchase  any  Mortgage  Loan as to which a material  and adverse  defect in or omission of a  constituent  document  exists shall  constitute  the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)      The  Master   Servicer   hereby   represents   and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)      The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing its creation and  existence  and is or will be in  compliance  with the laws of each state in which any Mortgaged  Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)     The execution and delivery of this  Agreement by the Master  Servicer and its  performance  and compliance with the terms of this Agreement will not violate the Master  Servicer's  Certificate of Incorporation or Bylaws or
constitute  a material  default (or an event  which,  with notice or lapse of time,  or both,  would  constitute  a material  default)  under,  or  result in the  material  breach  of,  any  material  contract,  agreement  or other instrument  to which the Master  Servicer is a party or which may be  applicable  to the Master  Servicer or any of its assets;

(iii)    This  Agreement,  assuming due  authorization,  execution  and delivery by the Trustee and the  Depositor, constitutes a valid,  legal and binding  obligation of the Master  Servicer,  enforceable  against it in accordance with the terms hereof  subject to applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other laws affecting  the  enforcement  of creditors'  rights  generally  and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)     The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order, regulation  or  demand  of any  federal,  state,  municipal  or  governmental  agency,  which  default  might  have consequences  that would  materially and adversely  affect the condition  (financial or other) or operations of the
Master  Servicer  or its  properties  or might  have  consequences  that  would  materially  adversely  affect  its performance hereunder;

(v)      No  litigation  is pending  or, to the best of the Master  Servicer's  knowledge,  threatened  against the
Master  Servicer which would prohibit its entering into this  Agreement or performing  its  obligations  under this
Agreement;

(vi)     The Master  Servicer shall comply in all material  respects in the  performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)    No  information,  certificate  of an officer,  statement  furnished in writing or report  delivered to the
Depositor,  any  Affiliate of the  Depositor or the Trustee by the Master  Servicer  will,  to the knowledge of the
Master  Servicer,  contain any untrue  statement of a material fact or omit a material  fact  necessary to make the information, certificate, statement or report not misleading;

(viii)   The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be  familiar  with  the  terms  thereof.  The  terms  of each  existing  Subservicing  Agreement  and  each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing  Agreements will comply with the provisions of Section 3.02;

(ix)     The Master  Servicer is a member of MERS in good standing,  and will comply in all material  respects with the rules and procedures of MERS in connection  with the servicing of the Mortgage  Loans that are registered  with
MERS; and

(x)      The  Servicing  Guide of the  Master  Servicer  requires  that the  Subservicer  for  each  Mortgage  Loan accurately and fully reports its borrower credit files to each of the Credit Repositories in a timely manner.

It is  understood  and agreed that the  representations  and  warranties  set forth in this  Section 2.03(a)  shall survive  delivery of the respective  Mortgage  Files to the Trustee or any Custodian.  Upon discovery by either the
Depositor,  the Master  Servicer,  the Trustee or any Custodian of a breach of any  representation  or warranty set forth in this  Section 2.03(a)  which materially and adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties (any
Custodian  being so  obligated  under a Custodial  Agreement).  Within  90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer shall either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust  Fund at the  Purchase  Price and in the  manner  set forth in  Section 2.02;  provided  that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code,  any such cure or  repurchase  must occur  within 90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such  Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this  Section 2.03(a)  available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)      The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the  Certificateholders that as of the Closing  Date (or, if otherwise  specified  below,  as of the date so  specified):  (i)  immediately prior to the  conveyance  of the Mortgage  Loans to the Trustee,  the Depositor had good title to, and was the sole owner of, each Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation)  and such  conveyance  validly  transfers  ownership of the Mortgage
Loans to the Trustee free and clear of any pledge, lien,  encumbrance or security interest;  and (ii) each Mortgage
Loan  constitutes  a  qualified  mortgage  under   Section 860G(a)(3)(A)  of  the  Code  and  Treasury  Regulations
Section 1.860G-2(a)(1).

         It is understood and agreed that the  representations  and  warranties  set forth in this  Section 2.03(b)
shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and  warranties  set forth in this  Section 2.03(b)  which  materially  and  adversely affects the interests of the  Certificateholders  in any Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other  parties(any  Custodian  being so obligated  under a Custodial  Agreement);
provided,   however,   that  in  the  event  of  a  breach  of  the   representation  and  warranty  set  forth  in
Section 2.03(b)(ii),  the party  discovering  such  breach  shall give such notice  within five days of  discovery.
Within 90 days of its  discovery  or its  receipt of notice of breach,  the  Depositor  shall  either (i) cure such breach in all material  respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to  substitute  a
Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years following  the Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a  "qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the Code,  any such  cure,  substitution  or repurchase  must occur  within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and conditions as provided in  Section 2.04  for  substitutions  by
Residential  Funding.  It is understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has occurred and is  continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  Notwithstanding  the foregoing,  the Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this  Section 2.03(b)  if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.     Representations and Warranties of Residential Funding.

         The Depositor,  as assignee of Residential Funding under the Assignment  Agreement,  hereby assigns to the
Trustee  for the  benefit  of the  Certificateholders  all of its  right,  title and  interest  in  respect  of the
Assignment  Agreement  applicable  to a Mortgage Loan as and to the extent set forth in the  Assignment  Agreement.
Insofar as the Assignment  Agreement relates to the  representations  and warranties made by Residential Funding in respect of such Mortgage  Loan and any remedies  provided  thereunder  for any breach of such  representations  and warranties,  such right,  title and  interest  may be enforced by the Master  Servicer on behalf of the Trustee and the  Certificateholders.  Upon the discovery by the Depositor,  the Master  Servicer,  the Trustee or any Custodian
of a breach of any of the  representations  and  warranties  made in the  Assignment  Agreement  in  respect of any
Mortgage  Loan  or  of  any  Repurchase  Event  which  materially  and  adversely  affects  the  interests  of  the
Certificateholders  in such Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other  parties (any  Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer  shall promptly  notify  Residential  Funding of such breach or  Repurchase  Event and request  that  Residential  Funding either (i) cure such breach or Repurchase  Event in all material  respects  within 90 days from the date the Master
Servicer was notified of such breach or Repurchase  Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02;

         provided that  Residential  Funding shall have the option to  substitute a Qualified  Substitute  Mortgage
Loan or Loans for such  Mortgage  Loan if such  substitution  occurs  within two years  following the Closing Date;
provided  that if the breach  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in
Section 860G(a)(3)  of the Code, any such cure or  substitution  must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment  Agreement was the  representation  and warranty set forth in clause (xlvii) of Section 4 thereof,  then the Master Servicer shall request that Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter, concurrently  with  such  payment.  In the  event  that  Residential  Funding  elects  to  substitute  a  Qualified
Substitute  Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified  Substitute
Mortgage Loan or Loans,  the original  Mortgage  Note,  the  Mortgage,  an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No  substitution  will be made in any calendar month after the  Determination  Date for such  month.  Monthly  Payments  due  with  respect  to  Qualified  Substitute  Mortgage  Loans  in  the  month  of substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer  and remitted by the
Master Servicer to Residential  Funding on the next succeeding  Distribution  Date. For the month of  substitution, distributions  to the  Certificateholders  will include the Monthly Payment due on a Deleted Mortgage Loan for such month and  thereafter  Residential  Funding  shall be entitled  to retain all  amounts  received in respect of such
Deleted  Mortgage Loan.  The Master  Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage Loan and the  substitution  of the Qualified  Substitute  Mortgage Loan or Loans and the Master  Servicer shall deliver the amended  Mortgage Loan
Schedule  to the  Trustee.  Upon such  substitution,  the  Qualified  Substitute  Mortgage  Loan or Loans  shall be subject  to the terms of this  Agreement  and the  related  Subservicing  Agreement  in all  respects,  Residential
Funding shall be deemed to have made the  representations  and warranties with respect to the Qualified  Substitute
Mortgage Loan (other than those of a statistical  nature)  contained in the Assignment  Agreement as of the date of substitution,  and  the  covenants,  representations  and  warranties  set  forth  in  this  Section 2.04,  and  in
Section 2.03(b) hereof.

         In connection  with the  substitution of one or more Qualified  Substitute  Mortgage Loans for one or more
Deleted  Mortgage Loans,  the Master Servicer shall determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate
Stated  Principal  Balance of all such Deleted  Mortgage  Loans (in each case after  application  of the  principal portion  of  the  Monthly  Payments  due  in  the  month  of  substitution  that  are  to  be  distributed  to  the
Certificateholders  in the month of  substitution).  Residential  Funding shall deposit or cause the related Seller to  deposit  the amount of such  shortfall  into the  Custodial  Account on the day of  substitution,  without  any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the  Trustee of such  event,  which notice shall be  accompanied by an Officers'  Certificate  as to the  calculation of such shortfall and (subject to
Section 10.01(f))  by an Opinion of Counsel to the effect  that such  substitution  will not cause (a) any  federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on  "prohibited
transactions"  under   Section 860F(a)(1)  of  the  Code  or  on  "contributions  after  the  startup  date"  under
Section 860G(d)(1)  of the Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or purchase, or to  substitute  for, a Mortgage  Loan as to which such a breach has occurred and is  continuing  and to make any additional  payments required under the Assignment  Agreement in connection with a breach of the representation and warranty in clause (xlvii) of Section 4  thereof shall constitute the sole remedy  respecting such breach available to the  Certificateholders  or the  Trustee  on  behalf  of the  Certificateholders.  If  the  Master  Servicer  is
Residential  Funding,  then the Trustee shall also have the right to give the notification and require the purchase or substitution  provided for in the second  preceding  paragraph in the event of such a breach of a representation or warranty  made by  Residential  Funding in the  Assignment  Agreement.  In  connection  with the  purchase of or substitution  for any such Mortgage Loan by Residential  Funding,  the Trustee shall assign to Residential  Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment  Agreement  applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC I Regular Interests.

(a)      The Trustee  acknowledges  the  assignment  to it of the  Mortgage  Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all other assets included in the Trust Fund,  receipt of which is hereby  acknowledged.  Concurrently  with such delivery and in exchange  therefor,  the Trustee,  pursuant to the written request of the Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the
Depositor the [Certificates in authorized denominations which evidence ownership of the entire Trust Fund.]

(b)      [The Depositor,  concurrently with the execution and delivery hereof,  does hereby transfer,  assign,  set over and  otherwise  convey in trust to the  Trustee  without  recourse  all the right,  title and  interest of the
Depositor in and to the REMIC I Regular  Interests for the benefit of the holders of the Regular  Certificates  and the Class R-II  certificates.  The Trustee acknowledges receipt of the REMIC I Regular Interests (each of which are uncertificated)  and declares  that it holds and will hold the same in trust for the  exclusive  use and benefit of the  holders  of the  Regular  Certificates  and  the  Class R-II  Certificates.  The  interests  evidenced  by the
Class R-II  Certificate,  together  with the  Regular  Certificates,  constitute  the entire  beneficial  ownership interest in REMIC II.]

Section 2.06.     Purposes and Powers of the Trust.

         The purpose of the trust, as created hereunder, is to engage in the following activities:

          (a)     to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

          (b)     to enter into and perform its obligations under this Agreement;

          (c)     to engage in those  activities  that are  necessary,  suitable or convenient  to  accomplish  the foregoing or are incidental thereto or connected therewith; and

          (d)     subject  to  compliance  with  this  Agreement,  to  engage in such  other  activities  as may be
required  in  connection  with   conservation  of  the  Trust  Fund  and  the  making  of   distributions   to  the
Certificateholders.

         The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of
Section 11.01,  the trust shall not engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this  Agreement  while any  Certificate  is  outstanding,  and this
Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

                                                  ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)      The Master  Servicer shall service and administer the Mortgage Loans in accordance  with the terms of this
Agreement  and the  respective  Mortgage  Loans,  following  such  procedures  as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities,  and shall have full power and  authority,  acting alone or through  Subservicers  as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality  of the  foregoing,  the  Master  Servicer  in its own name or in the name of a  Subservicer  is  hereby authorized and empowered by the Trustee when the Master Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or  cancellation,  or of partial or full release or discharge, or of consent to  assumption or  modification  in connection  with a proposed  conveyance,  or of assignment of any
Mortgage  and  Mortgage  Note in  connection  with the  repurchase  of a  Mortgage  Loan and all  other  comparable instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the
Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure,  the commencement,  prosecution or completion  of judicial or  non-judicial  foreclosure,  the  conveyance  of a Mortgaged  Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the
Mortgage  Loans and with  respect to the  Mortgaged  Properties.  The Master  Servicer  further is  authorized  and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS®  System, or cause the removal from the registration of any  Mortgage  Loan  on the  MERS®  System,  to  execute  and  deliver,  on  behalf  of  the  Trustee  and  the
Certificateholders  or any of them, any and all  instruments of assignment and other  comparable  instruments  with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its  successors  and assigns.  Any expenses  incurred in  connection  with the actions  described in the  preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c),  with no right of reimbursement;
provided,  that if, as a result of MERS discontinuing or becoming unable to continue  operations in connection with the MERS®  System, it becomes  necessary to remove any Mortgage Loan from registration on the MERS®  System and to arrange for the  assignment  of the related  Mortgages to the Trustee,  then any related  expenses  shall be reimbursable to the Master Servicer as set forth in Section 3.10(a)(ii).  Notwithstanding the foregoing, subject to
Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both  constitute  a sale or exchange of such  Mortgage  Loan within the meaning of Section 1001 of the Code and any proposed,  temporary  or final  regulations  promulgated  thereunder  (other  than in  connection  with a  proposed conveyance  or  assumption  of such  Mortgage  Loan that is treated as a Principal  Prepayment  in Full pursuant to
Section  3.13(d)  hereof) and cause any REMIC created  hereunder to fail to qualify as a REMIC under the Code.  The
Trustee shall furnish the Master Servicer with any powers of attorney and other documents  necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer  pursuant to such powers of attorney or other documents.  In servicing and  administering  any  Nonsubserviced  Mortgage  Loan,  the Master  Servicer  shall,  to the extent not inconsistent with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

         If the  Mortgage  relating  to a  Mortgage  Loan did not have a lien  senior to the  Mortgage  Loan on the related Mortgaged Property as of the Cut-off Date, then the Master Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage  Loan had a lien  senior to the  Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off
Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing  of the prior  senior  lien, provided that the following requirements are met:

                  (i)      (A)      the Mortgagor's  debt-to-income  ratio resulting from such  refinancing is less than the original  debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no instance shall the resulting Combined  Loan-to-Value Ratio ("Combined  Loan-to-Value  Ratio") of such Mortgage Loan be higher than that permitted by the Program Guide; or

                           (B)      the resulting Combined  Loan-to-Value  Ratio of such Mortgage Loan is no higher than the Combined  Loan-to-Value  Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a "rate and term"  mortgage loan (meaning,  the Mortgagor does not receive any cash from the  refinancing), the Combined  Loan-to-Value  Ratio may increase to the extent of either (x) the  reasonable  closing  costs of such refinancing  or (y) any  decrease in the value of the  related  Mortgaged  Property,  if the  Mortgagor  is in good standing as defined by the Program Guide;

                  (ii)     the interest  rate,  or, in the case of an  adjustable  rate existing  senior lien,  the maximum  interest  rate, for the loan  evidencing  the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan  evidencing  the existing  senior lien immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan  evidencing  the  existing senior lien prior to the date of refinancing has an adjustable  rate and the loan evidencing the refinanced  senior lien has a fixed rate, then the current  interest rate on the loan evidencing the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing  the  existing  senior lien and (B) if the loan  evidencing  the  existing  senior  lien  prior  to the  date of  refinancing  has a fixed  rate  and the loan evidencing  the  refinanced  senior  lien has an  adjustable  rate,  then  the  maximum  interest  rate on the loan evidencing the refinanced  senior lien shall be less than or equal to (x) the interest rate on the loan  evidencing the existing senior lien prior to the date of refinancing plus (y) 2.0%; and

                  (iii)    the  loan   evidencing   the   refinanced   senior  lien  is  not  subject  to  negative
amortization.

(b)      The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take whatever  actions as may be  necessary  to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title insurance policy with respect to any Mortgage Loan including,  without limitation,  joining in or causing any Seller or Subservicer  (or any other party in possession of any title  insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary  to make a claim under or enforce any title insurance  policy.  Notwithstanding  anything in this  Agreement to the  contrary,  the Master  Servicer  shall not
(unless the  Mortgagor is in default  with respect to the Mortgage  Loan or such default is, in the judgment of the
Master Servicer,  reasonably foreseeable) make or permit any modification,  waiver, or amendment of any term of any
Mortgage Loan that would both  (i) effect an exchange or  reissuance  of such Mortgage Loan under  Section 1001  of the Code (or final,  temporary or proposed Treasury regulations  promulgated  thereunder) (other than in connection with a proposed  conveyance or  assumption of such Mortgage Loan that is treated as a Principal  Prepayment in Full pursuant to  Section 3.13(d)  hereof) and (ii) cause any REMIC formed hereunder to fail to qualify as a REMIC under the Code or the  imposition  of any tax on  "prohibited  transactions"  or  "contributions"  after the startup date under the REMIC Provisions.

(c)      In connection with servicing and  administering  the Mortgage Loans, the Master Servicer and any Affiliate
of the Master  Servicer (i) may perform  services such as appraisals  and brokerage  services that are  customarily provided by Persons  other than  servicers  of mortgage  loans,  and shall be entitled to  reasonable  compensation therefor in accordance with  Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee,  obtain credit information in the form of a "credit score" from a Credit Repository.

(d)      All costs  incurred by the Master  Servicer or by  Subservicers  in effecting the timely  payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating  monthly distributions  to the  Certificateholders,  be  added  to the  amount  owing  under  the  related  Mortgage  Loans, notwithstanding  that the terms of such Mortgage Loan so permit,  and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)      The  Master  Servicer  may  enter  into  one or  more  agreements  in  connection  with  the  offering  of pass-through  certificates  evidencing  interests in one or more of the  Certificates  providing for the payment by the Master  Servicer of amounts  received by the Master Servicer as servicing  compensation  hereunder and required to cover certain  Prepayment  Interest  Shortfalls on the Mortgage Loans,  which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)      The  relationship  of the Master  Servicer (and of any successor to the Master  Servicer) to the Depositor under this  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

(g)      The Master Servicer shall comply with the terms of Section 9 of the Assignment Agreement.

Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers'
                           Obligations.

(a)      The Master Servicer may continue in effect  Subservicing  Agreements  entered into by Residential  Funding and  Subservicers  prior to the  execution  and  delivery of this  Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and  administration  of all or some of the Mortgage  Loans.  Each
Subservicer  shall be either (i) an  institution  the  accounts  of which are  insured by the FDIC or (ii)  another entity that  engages in the  business of  originating  or  servicing  mortgage  loans,  and in either case shall be authorized to transact business in the state or states in which the related  Mortgaged  Properties it is to service are  situated,  if and to the  extent  required  by  applicable  law to  enable  the  Subservicer  to  perform  its obligations hereunder and under the Subservicing  Agreement,  and in either case shall be a Freddie Mac, Fannie Mae or HUD approved  mortgage  servicer.  Each  Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing Fee from payments of  interest  received on such  Mortgage  Loan after  payment of all amounts  required to be remitted to the Master
Servicer in respect of such  Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan,  the
Master  Servicer shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  Unless the context otherwise  requires,  references in this Agreement to actions taken or to be taken by the Master  Servicer in servicing  the Mortgage  Loans include  actions  taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement  will be upon  such  terms  and  conditions  as are generally  required by,  permitted  by or  consistent  with the Program  Guide and are not  inconsistent  with this
Agreement and as the Master Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer, a Subservicer may delegate its servicing  obligations to third-party  servicers,  but such  Subservicer will remain obligated  under the  related  Subservicing  Agreement.  The  Master  Servicer  and a  Subservicer  may enter  into amendments  thereto or a different  form of  Subservicing  Agreement,  and the form  referred to or included in the
Program Guide is merely  provided for  information  and shall not be deemed to limit in any respect the  discretion of the Master  Servicer to modify or enter into different  Subservicing  Agreements;  provided,  however,  that any such  amendments  or  different  forms  shall be  consistent  with and not violate  the  provisions  of either this
Agreement  or the Program  Guide in a manner  which would  materially  and  adversely  affect the  interests of the
Certificateholders.  The  Program  Guide and any other  Subservicing  Agreement  entered  into  between  the Master
Servicer and any  Subservicer  shall require the  Subservicer  to accurately  and fully report its borrower  credit files to each of the Credit Repositories in a timely manner.

(b)      As part of its servicing  activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best  reasonable  efforts to enforce the  obligations  of each  Subservicer under the related  Subservicing  Agreement and of each Seller under the related Seller's  Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  and adverse  effect on a Mortgage  Loan, including,  without limitation,  the obligation to purchase a Mortgage Loan on account of defective  documentation, as  described  in  Section 2.02,  or on  account of a breach of a  representation  or  warranty,  as  described  in
Section 2.04.  Such enforcement,  including,  without limitation,  the legal prosecution of claims,  termination of
Subservicing  Agreements or Seller's  Agreements,  as appropriate,  and the pursuit of other appropriate  remedies, shall be in such form and carried  out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities.
The Master Servicer shall pay the costs of such  enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the  extent,  if any,  that such  recovery exceeds  all  amounts  due in respect of the  related  Mortgage  Loan or (ii) from a  specific  recovery  of costs, expenses  or  attorneys  fees  against  the party  against  whom such  enforcement  is  directed.  For  purposes of clarification  only,  the parties agree that the  foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses  that are incurred in  connection  with the  enforcement  of a
Seller's obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03.     Successor Subservicers.

         The  Master  Servicer  shall be  entitled  to  terminate  any  Subservicing  Agreement  that may  exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the Master
Servicer or the  Subservicer,  the Master  Servicer  shall either act as servicer of the related  Mortgage  Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential Funding acts as servicer,  it will not assume liability for the  representations  and warranties of the Subservicer  which it replaces.  If the Master
Servicer  enters  into a  Subservicing  Agreement  with a  successor  Subservicer,  the Master  Servicer  shall use reasonable efforts to have the successor  Subservicer assume liability for the  representations and warranties made by the  terminated  Subservicer in respect of the related  Mortgage Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer  may, in the exercise of its business  judgment,  release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

         Notwithstanding  any  Subservicing  Agreement,  any  of the  provisions  of  this  Agreement  relating  to agreements or  arrangements  between the Master  Servicer or a Subservicer  or reference to actions taken through a
Subservicer  or  otherwise,   the  Master  Servicer  shall  remain  obligated  and  liable  to  the  Trustee,   and
Certificateholders  for the servicing and  administering of the Mortgage Loans in accordance with the provisions of
Section 3.01  without  diminution  of such  obligation  or liability by virtue of such  Subservicing  Agreements or arrangements  or by virtue of  indemnification  from the  Subservicer  or the  Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and  administering  the Mortgage
Loans.  The  Master  Servicer  shall be  entitled  to enter into any  agreement  with a  Subservicer  or Seller for indemnification  of the Master Servicer and nothing  contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

         Any  Subservicing  Agreement that may be entered into and any other  transactions or services  relating to the Mortgage Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master Servicer alone, and the Trustee and  Certificateholders  shall not be deemed parties  thereto  and shall  have no  claims,  rights,  obligations,  duties or  liabilities  with  respect  to the
Subservicer  in its capacity as such except as set forth in  Section 3.06.  The  foregoing  provision  shall not in any way limit a  Subservicer's  obligation  to cure an  omission  or defect or to  repurchase  a  Mortgage  Loan as referred to in Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee.

(a)      In the event the  Master  Servicer  shall for any reason no longer be the master  servicer  (including  by reason of an Event of Default),  the Trustee,  as successor  Master  Servicer,  its designee or its successor shall thereupon  assume all of the rights and obligations of the Master Servicer under each  Subservicing  Agreement that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have assumed all of the Master  Servicer's  interest therein and to have replaced the Master Servicer as a party to the  Subservicing  Agreement  to the same  extent as if the  Subservicing  Agreement  had been  assigned  to the assuming  party  except that the Master  Servicer  shall not thereby be relieved of any  liability  or  obligations under the Subservicing Agreement.

(b)      The  Master  Servicer  shall,  upon  request of the  Trustee  but at the  expense of the Master  Servicer, deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Mortgage
Loans then  being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)      The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions  of the  Mortgage  Loans,  and shall,  to the  extent  such  procedures  shall be  consistent  with this
Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it would  employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent with the foregoing,  the Master  Servicer may in its discretion  (subject to the terms and conditions of the  Assignment  Agreement)  (i) waive any late payment charge or any prepayment  charge or penalty  interest in  connection  with the  prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the Master  Servicer shall first  determine  that any such waiver or extension will not impair the coverage of any related  Primary  Insurance
Policy  or  materially  adversely  affect  the  lien of the  related  Mortgage.  Notwithstanding  anything  in this
Section to the contrary,  the Master  Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement  would violate any applicable law. In the event of any such  arrangement,  the Master
Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled  period in accordance  with the  amortization  schedule of such  Mortgage  Loan  without  modification  thereof by reason of such  arrangements unless  otherwise  agreed to by the Holders of the Classes of Certificates  affected  thereby;  provided,  however, that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master  Servicer's  determination  such waiver,  modification,  postponement  or indulgence  is not  materially adverse to the  interests of the  Certificateholders(taking  into account any  estimated  Realized  Loss that might result absent such action),  provided,  however,  that the Master Servicer may not modify  materially or permit any
Subservicer to modify any Mortgage  Loan,  including  without  limitation  any  modification  that would change the
Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection with the liquidation of the related  Mortgage Loan or except in  connection  with  prepayments  to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final maturity date of such
Mortgage  Loan,  unless such Mortgage Loan is in default or, in the judgment of the Master  Servicer,  such default is  reasonably  foreseeable.  No such  modification  shall  reduce the Mortgage  Rate on a Mortgage  Loan below the greater of  (A) one-half  of the Mortgage  Rate as in effect on the Cut-off Date and  (B) one-half  of the Mortgage
Rate as in effect on the date of such  modification,  but not less than the sum of the  Servicing  Fee Rate and the per annum rate at which the  Subservicing  Fee accrues.  The final maturity date for any Mortgage Loan shall not be extended  beyond the Maturity Date.  Also, the aggregate  principal  balance of all  Reportable  Modified  Mortgage
Loans  subject to Servicing  Modifications  (measured at the time of the  Servicing  Modification  and after giving effect to any Servicing  Modification)  can be no more than five percent of the aggregate  principal balance of the
Mortgage  Loans as of the  Cut-off  Date,  provided,  that such  limit may be  increased  from time to time if each
Rating Agency  provides  written  confirmation  that an increase in excess of that limit will not reduce the rating assigned to any Class of  Certificates  by such Rating  Agency  below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.  In addition,  any amounts owing on a Mortgage Loan added to the  outstanding  principal  balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the  outstanding  principal  balance of a Mortgage
Loan only once  during the life of such  Mortgage  Loan.  Also,  the  addition  of such  amounts  described  in the preceding  sentence  shall be  implemented  in  accordance  with the Program Guide and may be  implemented  only by
Subservicers  that  have  been  approved  by the  Master  Servicer  for  such  purposes.  In  connection  with  any
Curtailment  of a  Mortgage  Loan,  the Master  Servicer,  to the  extent  not  inconsistent  with the terms of the
Mortgage Note and local law and practice,  may permit the Mortgage  Loan to be  re-amortized  such that the Monthly
Payment is  recalculated  as an amount that will fully  amortize the  remaining  principal  balance  thereof by the original  maturity  date based on the original  Mortgage  Rate;  provided,  that such  reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the  Cut-off  Date  (other  than in respect of  Monthly  Payments  due before or in the month of the
Cut-off Date):

(i)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
Loans and the principal  component of any  Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(ii)     All payments on account of interest at the Adjusted  Mortgage  Rate on the Mortgage  Loans,  including the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
Subservicer);

(iv)     All proceeds of any Mortgage Loans  purchased  pursuant to  Section 2.02,  2.03,  2.04 or 4.07  (including amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any  liability,  penalty or expense that  resulted from a breach of the  representation  and warranty set forth in clause (xlvii) of Section 4 of the Assignment  Agreement) and all amounts  required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)      Any amounts  required  to be  deposited  pursuant  to  Section 3.07(c)  and any  payments  or  collections received in the nature of prepayment charges.

The foregoing  requirements  for deposit in the  Custodial  Account shall be  exclusive,  it being  understood  and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of Monthly  Payments due before or in the month of the Cut-off Date) and payments or collections  consisting  of late  payment  charges or  assumption  fees may but need not be deposited by the Master
Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so  deposited,  the Master  Servicer  may at any time  withdraw  such amount  from the  Custodial  Account,  any provision  herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust  funds  created for  mortgage  pass-through  certificates  of other  series and may contain  other funds respecting  payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of  others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall  keep  records  that accurately  reflect  the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO  Proceeds,
Subsequent  Recoveries and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07  received in any calendar  month,  the Master  Servicer may elect to treat such amounts as included in the
Available  Distribution  Amount for the Distribution  Date in the month of receipt,  but is not obligated to do so.
If the Master  Servicer so elects,  such amounts  will be deemed to have been  received  (and any related  Realized
Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)      The  Master  Servicer  shall use its best  efforts  to cause the  institution  maintaining  the  Custodial
Account to invest the funds in the Custodial  Account  attributable to the Mortgage Loans in Permitted  Investments which shall mature not later than the  Certificate  Account Deposit Date next following the date of such investment
(with the  exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All  income  and gain  realized  from any such  investment  shall be for the  benefit of the
Master Servicer as additional  servicing  compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage  Loans shall be deposited in the  Custodial  Account by the Master  Servicer out
of its own funds immediately as realized.

(d)      The Master  Servicer  shall give notice to the Trustee and the  Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)      In those cases where a  Subservicer  is servicing a Mortgage Loan  pursuant to a  Subservicing  Agreement, the Master  Servicer  shall cause the  Subservicer,  pursuant  to the  Subservicing  Agreement,  to  establish  and maintain  one or more  Subservicing  Accounts  which  shall be an Eligible  Account  or, if such  account is not an
Eligible  Account,  shall generally  satisfy the  requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby  to deposit  into the
Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans  received  by the  Subservicer,  less its
Subservicing Fees and unreimbursed  advances and expenses,  to the extent permitted by the Subservicing  Agreement.
If the Subservicing  Account is not an Eligible Account,  the Master Servicer shall be deemed to have received such monies  upon  receipt  thereof  by the  Subservicer.  The  Subservicer  shall not be  required  to  deposit  in the
Subservicing  Account  payments or  collections  in the nature of late charges or  assumption  fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date specified in the Program Guide,  but in no event later than the  Determination  Date, the Master Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account all funds held in the  Subservicing  Account with respect to each Mortgage Loan serviced by such  Subservicer that are required to be remitted to the Master  Servicer.  The Subservicer will also be required,  pursuant to the Subservicing  Agreement, to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments of principal and  interest  less its  Subservicing  Fees on any  Mortgage  Loans  for  which  payment  was not  received  by the
Subservicer.  This  obligation  to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of  foreclosure or otherwise.  All such advances  received by the Master
Servicer shall be deposited promptly by it in the Custodial Account.

(b)      The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master
Servicer for deposit in the  Custodial  Account  interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage
Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage  Loan) on any
Curtailment  received  by such  Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related  Mortgage
Loan as of the first day of such month,  from the date of application  of such  Curtailment to the first day of the following  month.  Any amounts paid by a Subservicer  pursuant to the preceding  sentence  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)      In addition to the  Custodial  Account and the  Certificate  Account,  the Master  Servicer  shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and maintain one or more  Servicing  Accounts and deposit and retain  therein all  collections  from the Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance
Policy  premiums,  if applicable,  or comparable  items for the account of the Mortgagors.  Each Servicing  Account shall satisfy the requirements  for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable  to the Master  Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of amounts  related to the Mortgage  Loans from the Servicing  Accounts may be made only to effect  timely  payment of taxes,  assessments,  hazard insurance premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections for any payments made pursuant to Sections 3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a) (with respect to hazard  insurance), to refund to any  Mortgagors  any sums as may be  determined  to be overages,  to pay  interest,  if  required,  to
Mortgagors  on  balances  in the  Servicing  Account  or to  clear  and  terminate  the  Servicing  Account  at the termination of this Agreement in accordance  with  Section 9.01  or in accordance  with the Program Guide.  As part of its servicing  duties,  the Master Servicer  shall,  and the  Subservicers  will,  pursuant to the  Subservicing
Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)      The Master  Servicer  shall  advance the payments  referred to in the  preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required so to advance only to the extent that such advances,  in the good faith judgment of the Master Servicer,  will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans.

         In the event  that  compliance  with this  Section 3.09  shall  make any Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the
Subservicers to provide,  to the Trustee,  the Office of Thrift  Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded  without charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The Master  Servicer  shall permit such  representatives  to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)      The Master  Servicer  may,  from time to time as provided  herein,  make  withdrawals  from the  Custodial
Account of amounts on deposit  therein  pursuant to  Section 3.07  that are  attributable to the Mortgage Loans for the following purposes:

(i)      to  make  deposits  into  the  Certificate  Account  in the  amounts  and in the  manner  provided  for in
Section 4.01;

(ii)     to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,  Servicing Advances or other  expenses  made  pursuant to Sections  3.01,  3.07(a),  3.08,  3.11,  3.12(a),  3.14 and 4.04 or otherwise reimbursable  pursuant to the terms of this Agreement,  such withdrawal  right being limited to amounts received on the related Mortgage Loans (including,  for this purpose,  REO Proceeds,  Insurance Proceeds,  Liquidation Proceeds
and proceeds from the purchase of a Mortgage Loan pursuant to  Section 2.02,  2.03,  2.04 or 4.07) which  represent
(A) Late  Collections of Monthly  Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to Section 4.04 and  (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)    to pay to itself or the related  Subservicer (if not previously  retained by such Subservicer) out of each payment  received by the Master  Servicer on account of interest  on a Mortgage  Loan as  contemplated  by Sections
3.14 and 3.16, an amount equal to that  remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously  retained) which,  when deducted,  will result in the remaining  amount of such interest  being  interest at a rate per annum equal to the Net Mortgage Rate (or Modified
Net Mortgage Rate in the case of a Modified  Mortgage Loan) on the amount  specified in the  amortization  schedule of the related  Mortgage Loan as the principal  balance  thereof at the  beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)     to pay to itself as additional  servicing  compensation any interest or investment  income earned on funds and other property  deposited in or credited to the Custodial  Account that it is entitled to withdraw  pursuant to
Section 3.07(c);

(v)      to pay to itself as additional  servicing  compensation any Foreclosure  Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)     to pay to itself, a Subservicer,  a Seller,  Residential  Funding,  the Depositor or any other appropriate
Person,  as the case may be, with respect to each  Mortgage Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred  pursuant to Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not  required  to be  distributed  to  Certificateholders  as of the date on which the  related  Stated
Principal Balance or Purchase Price is determined;

(vii)    to reimburse itself or the related  Subservicer for any  Nonrecoverable  Advance or Advances in the manner and to the extent  provided in subsection (c) below,  and any Advance or Servicing  Advance made in connection with a modified  Mortgage  Loan that is in default or, in the  judgment of the Master  Servicer,  default is  reasonably foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or Servicing  Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month;

(viii)   to reimburse  itself or the Depositor  for expenses  incurred by and  reimbursable  to it or the Depositor pursuant to  Section 3.01(a),  3.11, 3.13, 3.14(c),  6.03, 10.01 or otherwise,  or in connection with enforcing any repurchase,  substitution or indemnification  obligation of any Seller (other than the Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix)     to reimburse  itself for amounts  expended by it (a) pursuant to  Section 3.14 in good faith in connection with the restoration of property  damaged by an Uninsured  Cause,  and (b) in  connection with the liquidation of a
Mortgage Loan or disposition of an REO Property to the extent not otherwise  reimbursed  pursuant to clause (ii) or
(viii) above; and

(x)      to withdraw any amount  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to  Section 3.07,  including any payoff fees or penalties or any other  additional  amounts payable to the
Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)      Since,  in  connection  with  withdrawals  pursuant  to  clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the
Master Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)      The Master  Servicer  shall be entitled to  reimburse  itself or the related  Subservicer  for any advance made in  respect  of a  Mortgage  Loan that the  Master  Servicer  determines  to be a  Nonrecoverable  Advance  by withdrawal  from the Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Certificate  Account  Deposit  Date  succeeding  the date of such  determination.  Such right of  reimbursement  in respect of a  Nonrecoverable  Advance  relating to an Advance made pursuant to Section 4.04 on any such Certificate
Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously  paid to
Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.     Maintenance of Primary Insurance Coverage.

(a)      The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of the Master
Servicer or  Subservicer,  would have been covered  thereunder.  To the extent  coverage is  available,  the Master
Servicer  shall keep or cause to be kept in full force and effect  each such  Primary  Insurance  Policy  until the principal  balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the
Appraised Value at origination in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination in excess of 80%,  provided  that such  Primary  Insurance  Policy was in place as of the Cut-off  Date and the Master
Servicer had knowledge of such Primary  Insurance  Policy.  The Master Servicer shall not cancel or refuse to renew any such Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any  Subservicer canceling or refusing to renew any such Primary  Insurance Policy  applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the  initial  issuance  of the  Certificates  and is  required to be kept in force hereunder unless the replacement  Primary  Insurance  Policy for such canceled or non-renewed  policy is maintained with an insurer  whose  claims-paying  ability is  acceptable  to each  Rating  Agency  for  mortgage  pass-through certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)      In  connection  with its  activities  as  administrator  and  servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master Servicer,  the
Subservicer,  if any,  the  Trustee and  Certificateholders,  claims to the  insurer  under any  Primary  Insurance
Policies,  in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary  Insurance  Policies  respecting defaulted  Mortgage  Loans.  Pursuant to  Section 3.07,  any  Insurance  Proceeds  collected  by or remitted to the
Master  Servicer  under any Primary  Insurance  Policies  shall be deposited in the Custodial  Account,  subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)      The Master  Servicer  shall cause to be maintained  for each Mortgage  Loan fire  insurance  with extended coverage in an amount which is equal to the lesser of the principal  balance owing on such Mortgage Loan  (together with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan) or 100% of the insurable value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall replace any Subservicer that does not cause such  insurance,  to the extent it is available,  to be maintained.  The Master  Servicer shall also cause to be  maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage
Loan, fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application  of any  co-insurance  clause  contained  in the  related  hazard  insurance  policy.  Pursuant to
Section 3.07,  any amounts  collected  by the Master  Servicer  under any such  policies  (other than amounts to be applied to the  restoration  or repair of the  related  Mortgaged  Property or  property  thus  acquired or amounts released  to the  Mortgagor  in  accordance  with the  Master  Servicer's  normal  servicing  procedures)  shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to  Section 3.10.  Any cost incurred by the
Master Servicer in maintaining any such insurance shall not, for the purpose of calculating  monthly  distributions to  Certificateholders,  be added to the amount owing under the Mortgage  Loan,  notwithstanding  that the terms of the Mortgage Loan so permit.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the Mortgagor or out of Insurance  Proceeds and Liquidation  Proceeds to the extent  permitted by  Section 3.10.
It is understood  and agreed that no earthquake  or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations  as shall at any  time be in  force  and as shall  require  such  additional  insurance.  Whenever  the improvements  securing a Mortgage Loan are located at the time of  origination of such Mortgage Loan in a federally designated  special flood hazard area, the Master  Servicer shall cause flood  insurance (to the extent  available)
to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to  compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and
(ii) the maximum amount of such  insurance  available for the related  Mortgaged  Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such program).

         In the event that the Master  Servicer  shall  obtain and maintain a blanket  fire  insurance  policy with extended coverage  insuring against hazard losses on all of the Mortgage Loans, it shall  conclusively be deemed to have  satisfied its  obligations as set forth in the first sentence of this  Section 3.12(a),  it being  understood and agreed  that such policy may contain a  deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying  with the first  sentence of this  Section 3.12(a)  and there  shall have been a loss which  would have been  covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible  clause.  Any such deposit by the Master Servicer shall be made on the Certificate  Account Deposit
Date next  preceding the  Distribution  Date which occurs in the month  following the month in which payments under any such  policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its  activities  as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present,  on behalf of itself,  the
Trustee and Certificateholders, claims under any such blanket policy.

(b)      The  Master  Servicer  shall  obtain and  maintain  at its own  expense  and keep in full force and effect throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors  and  omissions  insurance  policy covering the Master  Servicer's  officers and employees and other persons  acting on behalf of the Master  Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with respect to the Master
Servicer if the Master  Servicer were  servicing  and  administering  the Mortgage  Loans for Fannie Mae or Freddie
Mac.  In the  event  that any such bond or policy  ceases to be in  effect,  the  Master  Servicer  shall  obtain a comparable  replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements,  if any, of the Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and providing the coverage  required by this  Section 3.12(b)
shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)      When any Mortgaged  Property is conveyed by the  Mortgagor,  the Master  Servicer or  Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any due-on-sale  clause  contained in any Mortgage Note or Mortgage,  to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize  coverage  under any Required  Insurance  Policy.
Notwithstanding  the  foregoing:  (i)  the  Master  Servicer  shall  not be  deemed  to be in  default  under  this
Section 3.13(a)  by reason of any  transfer  or  assumption  which the Master  Servicer is  restricted  by law from preventing;  and (ii) if the Master  Servicer  determines  that it is  reasonably  likely that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare  invalid or  otherwise  avoid  enforcement  of a due-on-sale  clause  contained  in any  Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)      Subject  to the  Master  Servicer's  duty to  enforce  any  due-on-sale  clause to the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor,  and such
Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or Mortgage which  requires the  signature of the Trustee,  or if an  instrument  of release  signed by the Trustee is required releasing the Mortgagor  from liability on the Mortgage  Loan,  the Master  Servicer is authorized,  subject to the requirements  of the sentence next  following,  to execute and deliver,  on behalf of the Trustee,  the  assumption agreement  with the Person to whom the  Mortgaged  Property is to be conveyed  and such  modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are  reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any  applicable  laws  regarding  assumptions or the transfer of the  Mortgaged  Property to such Person;  provided,  however,  none of such terms and  requirements shall both  constitute a  "significant  modification"  effecting an exchange or  reissuance  of such  Mortgage Loan under the Code (or  final,  temporary  or  proposed  Treasury  regulations  promulgated  thereunder)  and cause any
REMIC created  hereunder to fail to qualify as a REMIC under the Code or the  imposition of any tax on  "prohibited transactions"  or  "contributions"  after the Startup Date under the REMIC  Provisions.  The Master  Servicer shall execute and deliver such documents  only if it reasonably  determines  that (i) its execution and delivery  thereof will not  conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance and  interest on the
Mortgage Loan to be  uncollectible  in whole or in part, (ii) any required  consents of insurers under any Required
Insurance  Policies  have been  obtained  and (iii)  subsequent  to the closing of the  transaction  involving  the assumption or transfer (A) the Mortgage  Loan will continue to be secured by a first  mortgage lien pursuant to the terms of the Mortgage (or with respect to any junior lien, a junior lien of the same priority in relation to any senior lien on such Mortgage Loan),  (B) such transaction  will not adversely  affect the coverage under any Required
Insurance Policies,  (C) the Mortgage Loan will fully amortize over the remaining  term thereof,  (D) no material term of the Mortgage  Loan  (including  the  interest  rate on the  Mortgage  Loan)  will be  altered  nor will the term of the Mortgage  Loan be changed  and (E) if the  seller/transferor  of the  Mortgaged  Property  is to be  released  from liability on the Mortgage Loan,  the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the
Mortgage  Loan  based on  generally  comparable  credit  quality  and such  release  will not  (based on the Master
Servicer's or Subservicer's  good faith  determination)  adversely affect the  collectability of the Mortgage Loan.
Upon receipt of appropriate  instructions  from the Master Servicer in accordance  with the foregoing,  the Trustee shall  execute any  necessary  instruments  for such  assumption  or  substitution  of liability as directed by the
Master  Servicer.  Upon the closing of the transactions  contemplated by such documents,  the Master Servicer shall cause  the  originals  or true and  correct  copies of the  assumption  agreement,  the  release  (if any),  or the modification  or  supplement  to the Mortgage  Note or Mortgage to be delivered to the Trustee or the Custodian and deposited  with the  Mortgage  File for such  Mortgage  Loan.  Any fee  collected  by the Master  Servicer  or such related  Subservicer  for entering into an assumption or  substitution  of liability  agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c)      The Master  Servicer  or the  related  Subservicer,  as the case may be,  shall be  entitled  to approve a request  from a Mortgagor  for a partial  release of the related  Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any  alteration  or  demolition  of the related  Mortgaged  Property or other similar  matters if it has determined,  exercising its good faith business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for, and the timely and full  collectability of, such  Mortgage Loan would not be adversely  affected  thereby and that any REMIC  created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result  thereof and (subject to  Section 10.01(f))  that no tax on  "prohibited  transactions"  or  "contributions"  after the  Startup  Date  would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing  such a request will be retained by the Master  Servicer or such  Subservicer  as  additional  servicing compensation.

(d)      Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan following such proposed  assignment  provides the Trustee and Master
Servicer with a "Lender  Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M, in form and  substance  satisfactory  to the Trustee and Master  Servicer,  providing the  following:  (i) that the
Mortgage  Loan is  secured by  Mortgaged  Property  located in a  jurisdiction  in which an  assignment  in lieu of satisfaction  is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise comply with, or  facilitate a  refinancing  under,  the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction is solely to comply  with,  or  facilitate  the  transaction  under,  such local laws;  (iii) that the  Mortgage  Loan following  the proposed  assignment  will have a rate of interest more than the greater of (A) 3% and (B) 5% of the annual yield of the unmodified  Mortgage  Loan,  below or above the rate of interest on such Mortgage Loan prior to such  proposed  assignment;  and (iv) that such  assignment  is at the  request of the  borrower  under the related
Mortgage  Loan.  Upon approval of an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  the
Master Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage  Loan,  and the Master  Servicer  shall  treat such amount as a  Principal  Prepayment  in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)      The Master  Servicer  shall  foreclose  upon or  otherwise  comparably  convert  (which may include an REO
Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant  to
Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted  Mortgage Loan, which may  include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the  Mortgagor not involving a sale of the Mortgaged  Property),
(ii)  arranging for a repayment  plan or (iii)  agreeing to a  modification  in accordance  with  Section 3.07.  In connection  with such  foreclosure  or other  conversion or action,  the Master  Servicer  shall,  consistent  with
Section 3.11,  follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general  mortgage  servicing  activities  and as shall be required or permitted by the Program  Guide;
provided that the Master  Servicer  shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure  or other  conversion  or action in a manner that is consistent  with the provisions  of this  Agreement.  The Master  Servicer,  however,  shall not be  required to expend its own funds or incur other  reimbursable  charges in  connection  with any  foreclosure,  or  attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration  and/or  foreclosure will increase the proceeds of  liquidation  of the Mortgage  Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such  expenses or charges and (ii) that such  expenses  and charges  will be  recoverable  to it through
Liquidation  Proceeds,  Insurance Proceeds,  or REO Proceeds  (respecting which it shall have priority for purposes of withdrawals from the Custodial  Account  pursuant to Section 3.10,  whether or not such expenses and charges are actually  recoverable  from related  Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds).  In the event of such a  determination  by the Master  Servicer  pursuant  to this  Section 3.14(a),  the Master  Servicer  shall be entitled to  reimbursement  of its funds so expended  pursuant to  Section 3.10.  In addition,  the Master Servicer may pursue any remedies that may be available in  connection  with a breach of a  representation  and warranty with respect to any such Mortgage Loan in accordance  with Sections 2.03 and 2.04.  However,  the Master Servicer is not
required to continue to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and remedies in connection  with a breach of a  representation  and warranty if the Master  Servicer  determines in its reasonable  discretion  that one such  remedy is more  likely to result in a greater  recovery  as to the  Mortgage
Loan.  Upon the  occurrence  of a Cash  Liquidation  or REO  Disposition,  following  the deposit in the  Custodial
Account of all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments and  recoveries  referred to in the definition  of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written notification  of such deposit  signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Mortgage  File and the Trustee  shall  execute and deliver such instruments of transfer or assignment prepared by the Master Servicer,  in each case without recourse,  as shall be necessary  to vest in the Master  Servicer or its  designee,  as the case may be, the related  Mortgage  Loan,  and thereafter  such  Mortgage  Loan shall not be part of the Trust Fund.  Notwithstanding  the  foregoing or any other provision of this Agreement,  in the Master Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if  substantially  all amounts  expected by the Master  Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO Property have been received,  and (ii) for purposes of determining the amount of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections or the amount of any Realized  Loss,  the Master  Servicer may take into account  minimal  amounts of additional  receipts expected to be received or any  estimated  additional  liquidation  expenses  expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)      In the event that title to any  Mortgaged  Property is  acquired  by the Trust Fund as an REO  Property by foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of  Certificateholders.  Notwithstanding  any such  acquisition of title and  cancellation of the  related  Mortgage  Loan,  such REO  Property  shall  (except as  otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold.  Consistent  with the  foregoing  for  purposes of all  calculations  hereunder  so long as such REO Property shall be  considered  to be an  Outstanding  Mortgage  Loan it  shall be  assumed  that,  notwithstanding  that the indebtedness  evidenced  by the  related  Mortgage  Note shall have been  discharged,  such  Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any previous  Curtailments and before any adjustment  thereto by reason of any bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)      In the event that the Trust Fund  acquires any REO Property as aforesaid or otherwise in  connection  with a default or imminent  default on a Mortgage  Loan,  the Master  Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable,  giving due consideration to the interests of the  Certificateholders, but in all  cases,  within  three  full  years  after the  taxable  year of its  acquisition  by the Trust Fund for purposes of  Section 860G(a)(8)  of the Code (or such shorter  period as may be necessary  under  applicable  state
(including  any state in which  such  property  is  located)  law to  maintain  the  status of each  REMIC  created hereunder  as a REMIC  under  applicable  state law and avoid  taxes  resulting  from such  property  failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund, request,  more than 60 days before the day on which such grace  period would  otherwise  expire,  an extension of such grace period  unless the
Master  Servicer  (subject to  Section 10.01(f))  obtains for the Trustee an Opinion of Counsel,  addressed  to the
Trustee and the Master Servicer,  to the effect that the holding by the Trust Fund of such REO Property  subsequent to such period will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  created  hereunder  to fail to qualify as a REMIC (for  federal (or any  applicable
State or local) income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust
Fund may  continue to hold such REO  Property  (subject to any  conditions  contained  in such Opinion of Counsel).
The Master  Servicer  shall be entitled  to be  reimbursed  from the  Custodial  Account for any costs  incurred in obtaining  such  Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other  provision  of this
Agreement,  no REO  Property  acquired  by the Trust Fund shall be rented (or  allowed to continue to be rented) or otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such REO Property to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the
Code or (ii)  subject any REMIC  created  hereunder  to the  imposition  of any federal  income taxes on the income earned from such REO Property,  including any taxes imposed by reason of  Section 860G(c)  of the Code,  unless the
Master  Servicer has agreed to indemnify  and hold  harmless the Trust Fund with respect to the  imposition  of any such taxes.

(d)      The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or  repurchase  of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery  (other than  Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance  Proceeds or REO Proceeds,  will be applied in the following order of  priority:  first,  to  reimburse  the Master  Servicer  or the related  Subservicer  in  accordance  with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of  accrued  and  unpaid  interest  on the
Mortgage  Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the Modified Net Mortgage Rate
in the case of a Modified  Mortgage  Loan),  to the Due Date in the  related Due Period  prior to the  Distribution
Date on which such amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage Loan (or REO Property);  fourth,  to all Servicing Fees and Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer  shall have no claims for any deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)      In the  event  of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a  deed  in  lieu  of  foreclosure  (together,
"foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of
Treasury Regulation  Section 1.1445-2(d)(3)  (or any successor thereto) necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Mortgage Files.

(a)      Upon  becoming  aware of the  payment  in full of any  Mortgage  Loan,  or upon the  receipt by the Master
Servicer of a  notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  the
Master Servicer shall immediately  notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which  certification shall include a statement to the effect that all amounts received or to be received in  connection  with such payment  which are  required to be deposited in the  Custodial
Account  pursuant to Section 3.07 have been or will be so deposited),  substantially in the form attached hereto as
Exhibit G, or, in the case of a Custodian, an electronic request in a form acceptable to the Custodian,  requesting delivery to it of the Mortgage File.  Upon receipt of such  certification  and request,  the Trustee shall promptly release, or cause the Custodian to release,  the related Mortgage File to the Master Servicer.  The Master Servicer
is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written  evidence of cancellation  thereon and to cause the removal from the registration on the  MERS®  System  of  such  Mortgage  and  to  execute  and  deliver,  on  behalf  of  the  Trustee  and  the
Certificateholders  or any of them, any and all  instruments of  satisfaction or cancellation or of partial or full release,  including  any  applicable  UCC  termination  statements.  No expenses  incurred in  connection  with any instrument of satisfaction or deed of reconveyance  shall be chargeable to the Custodial Account or the Certificate
Account.

(b)      From time to time as is  appropriate  for the servicing or  foreclosure  of any Mortgage  Loan, the Master
Servicer  shall  deliver to the  Custodian,  with a copy to the  Trustee,  a  certificate  of a  Servicing  Officer substantially in the form attached as Exhibit G hereto,  or, in the case of a Custodian,  an electronic  request in a form acceptable to the Custodian,  requesting that possession of all, or any document  constituting  part of, the
Mortgage  File be released to the Master  Servicer and  certifying  as to the reason for such release and that such release will not  invalidate  any  insurance  coverage  provided in respect of the Mortgage Loan under any Required
Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall  deliver,  or cause the Custodian to deliver, the Mortgage File or any document  therein to the Master  Servicer.  The Master  Servicer shall cause each Mortgage
File or any document  therein so released to be returned to the Trustee,  or the Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the  Mortgage  Loan have been  deposited  in the  Custodial  Account or
(ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings for the foreclosure of the Mortgaged  Property either judicially or  non-judicially,  and the
Master  Servicer  has  delivered  directly or through a  Subservicer  to the Trustee a  certificate  of a Servicing
Officer  certifying  as to the name and  address of the Person to which such  Mortgage  File or such  document  was delivered and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the
Trustee  shall  deliver the Request for Release  with respect  thereto to the Master  Servicer  upon the  Trustee's receipt of  notification  from the Master  Servicer  of the  deposit of the  related  Liquidation  Proceeds  in the
Custodial Account.

(c)      The  Trustee or the Master  Servicer  on the  Trustee's  behalf  shall  execute  and deliver to the Master
Servicer,  if necessary,  any court  pleadings,  requests for trustee's  sale or other  documents  necessary to the foreclosure  or  trustee's  sale in  respect  of a  Mortgaged  Property  or to any legal  action  brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other  remedies  or rights  provided by the  Mortgage  Note or Mortgage  or  otherwise  available  at law or in equity.  Together with such  documents or pleadings (if signed by the Trustee),  the Master  Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings  are required and that the execution and delivery  thereof by the Trustee shall not invalidate any insurance  coverage under any Required  Insurance  Policy or  invalidate  or  otherwise  affect  the lien of the  Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)      The Master Servicer,  as compensation for its activities  hereunder,  shall be entitled to receive on each
Distribution  Date the amounts  provided for by clauses (iii),  (iv), (v) and (vi) of  Section 3.10(a),  subject to clause (e) below.  The amount of servicing  compensation  provided for in such clauses  shall be accounted for on a
Mortgage  Loan-by-Mortgage  Loan  basis.  In the  event  that  Liquidation  Proceeds,  Insurance  Proceeds  and REO
Proceeds (net of amounts reimbursable therefrom pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such Mortgage Loan plus unpaid interest accrued thereon
(including  REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the Modified Net
Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and  to  pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any  Servicing  Fee or
Subservicing Fee considered to be accrued but unpaid.

(b)      Additional  servicing  compensation  in the form of  assumption  fees,  late payment  charges,  investment income on amounts in the  Custodial  Account or the  Certificate  Account or  otherwise  shall be  retained  by the

Master  Servicer  or the  Subservicer  to the extent  provided  herein,  subject  to clause  (e) below.  Prepayment charges  shall be  deposited  into the  Certificate  Account  and  shall be paid on each  Distribution  Date to the holders of the Class SB Certificates.

(c)      The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses  incurred  by it in connection  with its  servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian)  and shall not be  entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

(d)      The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities  and  obligations  of the Master  Servicer under this Agreement.

(e)      Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by the amount of  Compensating  Interest (if any) for such  Distribution  Date used to cover  Prepayment  Interest  Shortfalls as provided in  Section 3.16(f)  below.  Such reduction shall be applied during such period as follows:  first,  to any Servicing Fee or  Subservicing  Fee to which the Master  Servicer is entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain  realized  from any  investment of funds held in the Custodial  Account or the Certificate  Account to which the Master Servicer is entitled  pursuant to Sections  3.07(c) or 4.01(c),  respectively.  In making such  reduction,  the Master Servicer shall not withdraw from the  Custodial  Account  any such amount  representing  all or a portion of the  Servicing  Fee to which it is entitled  pursuant  to  Section 3.10(a)(iii)  and shall not  withdraw  from the  Custodial  Account or  Certificate
Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(c).

(f)      With respect to any  Distribution  Date,  Prepayment  Interest  Shortfalls  on the Mortgage  Loans will be covered first, by the Master  Servicer,  but only to the extent such Prepayment  Interest  Shortfalls do not exceed
Eligible Master Servicing Compensation.

Section 3.17.     Reports to the Trustee and the Depositor.

         Not later than  fifteen  days after each  Distribution  Date,  the Master  Servicer  shall  forward to the
Trustee  and the  Depositor  a  statement,  certified  by a  Servicing  Officer,  setting  forth the  status of the
Custodial  Account as of the close of business on such  Distribution  Date as it relates to the Mortgage  Loans and showing,  for the period covered by such statement,  the aggregate of deposits in or withdrawals from the Custodial
Account in respect of the Mortgage Loans for each category of deposit  specified in Section 3.07  and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance.

         The Master  Servicer  will deliver to the  Depositor and the Trustee on or before the earlier of (a) March
31 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and regulations of the Commission,  a servicer  compliance  certificate,  signed by an authorized  officer of the Master Servicer, as described in Item 1123 of Regulation AB, to the effect that:

                  (i)      A review of the Master  Servicer's  activities  during the  reporting  period and of its performance under this Agreement has been made under such officer's supervision.

                  (ii)     To the best of such officer's  knowledge,  based on such review, the Master Servicer has fulfilled all of its obligations  under this Agreement in all materials  respects  throughout the reporting  period or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

         The  Master  Servicer  shall  use  commercially  reasonable  efforts  to  obtain  from all  other  parties participating  in the servicing  function any additional  certifications  required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

         On or before the  earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year  during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report is  required  to be filed in accordance  with the Exchange  Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its
expense shall cause a firm of independent public  accountants,  which shall be members of the American Institute of
Certified Public Accountants,  to furnish a report to the Depositor and the Trustee the attestation  required under
Item 1122(b) of Regulation  AB. In rendering  such  statement,  such firm may rely,  as to matters  relating to the direct  servicing of mortgage loans by  Subservicers,  upon  comparable  statements for  examinations  conducted by independent  public  accountants  substantially in accordance with standards  established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Right of the Depositor in Respect of the Master Servicer.

         The Master  Servicer shall afford the Depositor and the Trustee,  upon  reasonable  notice,  during normal business  hours access to all records  maintained by the Master  Servicer in respect of its rights and  obligations hereunder  and access to officers of the Master  Servicer  responsible  for such  obligations.  Upon  request,  the
Master Servicer shall furnish the Depositor with its most recent  financial  statements and such other  information as  the  Master  Servicer  possesses  regarding  its  business,  affairs,  property  and  condition,  financial  or otherwise.  The Master Servicer shall also cooperate with all reasonable  requests for information  including,  but not limited to, notices,  tapes and copies of files,  regarding itself, the Mortgage Loans or the Certificates from any Person or  Persons  identified  by the  Depositor  or  Residential  Funding.  The  Depositor  may  enforce  the obligation of the Master  Servicer  hereunder  and may, but it is not obligated to,  perform or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the Master Servicer hereunder;  provided that the Master Servicer shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor  or its  designee.  Neither the  Depositor  nor the Trustee  shall have the responsibility  or  liability  for any action or failure to act by the Master  Servicer  and the  Depositor  is not
obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     [Reserved].

Section 3.22.     Advance Facility.

         (a)      The Master  Servicer is hereby  authorized to enter into a financing or other  facility (any such arrangement,  an "Advance  Facility")  under  which (1) the Master  Servicer  sells,  assigns or pledges to another
Person (an  "Advancing  Person")  the Master  Servicer's  rights  under this  Agreement  to be  reimbursed  for any
Advances  or  Servicing  Advances  and/or  (2) an  Advancing  Person  agrees  to fund some or all  Advances  and/or
Servicing  Advances  required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required  before the Master Servicer may enter  into an  Advance  Facility.  Notwithstanding  the  existence  of any  Advance  Facility  under  which an
Advancing  Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer's  behalf,  the Master
Servicer  shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as required by this Agreement.  If the Master Servicer enters into an Advance  Facility,  and for so long as an
Advancing Person remains  entitled to receive  reimbursement  for any Advances  including  Nonrecoverable  Advances
("Advance Reimbursement  Amounts") and/or Servicing Advances including  Nonrecoverable Advances ("Servicing Advance
Reimbursement Amounts" and together with Advance Reimbursement Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance  Facility),  as  applicable,  pursuant to this  Agreement,  then  the  Master  Servicer  shall  identify  such  Reimbursement  Amounts  consistent  with  the reimbursement  rights  set  forth in  Section 3.10(a)(ii)  and  (vii)  and  remit  such  Reimbursement  Amounts  in accordance  with this  Section 3.22  or otherwise in accordance  with the  documentation  establishing  the Advance
Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance Facility  Trustee")  designated by such Advancing  Person in an Advance  Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance Facility,  the Master Servicer may direct,  and if so directed  in writing,  the Trustee is hereby  authorized  to and shall pay to the Advance  Facility  Trustee the
Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required to meet the qualifications of a Master Servicer or a Subservicer  pursuant to  Section 3.02(a)  or 6.02(c) hereof and shall not be deemed to be a Subservicer  under this Agreement.  Notwithstanding  anything to the contrary herein, in no event shall  Advance  Reimbursement  Amounts or  Servicing  Advance  Reimbursement  Amounts be included in the  Available
Distribution Amount or distributed to Certificateholders.

         (b)      If the Master  Servicer  enters  into an Advance  Facility  and makes the  election  set forth in
Section 3.22(a),  the Master  Servicer  and the related  Advancing  Person  shall  deliver to the Trustee a written notice and payment  instruction  (an  "Advance  Facility  Notice"),  providing  the Trustee  with  written  payment instructions as to where to remit Advance  Reimbursement  Amounts and/or Servicing  Advance  Reimbursement  Amounts
(each to the extent such type of  Reimbursement  Amount is  included  within the Advance  Facility)  on  subsequent
Distribution  Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance Facility  Trustee  designated in the Advance Facility Notice.  An Advance
Facility  Notice may only be  terminated  by the joint  written  direction  of the Master  Servicer and the related
Advancing Person (and any related Advance Facility Trustee).

         (c)      Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or  Servicing
Advances  made with respect to the  Mortgage  Loans for which the Master  Servicer  would be permitted to reimburse itself in  accordance  with  Section 3.10(a)(ii)  and (vii) hereof,  assuming the Master  Servicer or the Advancing
Person had made the related  Advance(s) and/or Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to reimbursement of Nonrecoverable  Advances as set forth in Section 3.10(c)  of this Agreement,  no Person shall be  entitled  to  reimbursement  from  funds  held in the  Collection  Account  for  future  distribution  to

Certificateholders  pursuant to this  Agreement.  Neither  the  Depositor  nor the  Trustee  shall have any duty or liability  with respect to the  calculation  of any  Reimbursement  Amount,  nor shall the Depositor or the Trustee have any  responsibility  to track or monitor the  administration  of the Advance  Facility and the Depositor shall not have any  responsibility  to track,  monitor or verify  the  payment of  Reimbursement  Amounts to the  related
Advancing  Person or Advance  Facility  Trustee.  The Master  Servicer  shall maintain and provide to any successor master  servicer a  detailed  accounting  on a  loan-by-loan  basis as to amounts  advanced  by,  sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor  master  servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the successor master servicer shall not be liable for any errors in such information.

         (d)      Upon the direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such  acknowledgments,  certificates,  and other documents  reasonably  satisfactory to the Trustee provided by the
Master  Servicer and reasonable  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or
Advance  Facility  Trustee in such  Reimbursement  Amounts as the Master  Servicer  may cause to be made subject to
Advance  Facilities  pursuant to this  Section 3.22,  and such other  documents  in  connection  with such  Advance
Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance Facility Trustee and
reasonably satisfactory to the Trustee.

         (e)      Reimbursement  Amounts  collected  with  respect  to each  Mortgage  Loan shall be  allocated  to outstanding  unreimbursed  Advances or Servicing  Advances (as the case may be) made with respect to that  Mortgage
Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

                 (i)       Any successor  Master Servicer to Residential  Funding (a "Successor  Master  Servicer")
and the  Advancing  Person or  Advance  Facility  Trustee  shall be  required  to apply all  amounts  available  in accordance  with this  Section 3.22(e)  to the  reimbursement  of  Advances  and  Servicing  Advances in the manner provided for herein;  provided,  however,  that after the  succession of a Successor  Master  Servicer,  (A) to the extent that any Advances or Servicing  Advances with respect to any particular  Mortgage Loan are  reimbursed  from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation  Proceeds or Insurance  Proceeds,  if
any, with respect to that Mortgage Loan,  reimbursement  shall be made,  first, to the Advancing  Person or Advance
Facility  Trustee in respect of Advances and/or  Servicing  Advances related to that Mortgage Loan to the extent of the interest of the Advancing  Person or Advance  Facility  Trustee in such  Advances  and/or  Servicing  Advances, second to the Master Servicer in respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing  Person or Advance  Facility  Trustee Person has an interest,  and third, to the Successor Master Servicer in respect of any other Advances and/or  Servicing  Advances related to that Mortgage
Loan, from such sources as and when collected,  and (B)  reimbursements of Advances and Servicing Advances that are
Nonrecoverable  Advances shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one
hand,  and any such  Successor  Master  Servicer,  on the  other  hand,  on the basis of the  respective  aggregate outstanding  unreimbursed  Advances and Servicing Advances that are  Nonrecoverable  Advances owed to the Advancing
Person,  Advance  Facility  Trustee or Master Servicer  pursuant to this  Agreement,  on the one hand, and any such
Successor  Master  Servicer,  on the other  hand,  and  without  regard to the date on which any such  Advances  or
Servicing  Advances  shall have been made. In the event that, as a result of the FIFO  allocation  made pursuant to this  Section 3.22(e),  some or all of a  Reimbursement  Amount paid to the  Advancing  Person or Advance  Facility
Trustee  relates to Advances or Servicing  Advances  that were made by a Person other than  Residential  Funding or the Advancing  Person or Advance Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be required  to remit any  portion  of such  Reimbursement  Amount to the  Person  entitled  to such  portion  of such
Reimbursement  Amount.  Without  limiting  the  generality  of the  foregoing,  Residential  Funding  shall  remain entitled to be  reimbursed  by the  Advancing  Person or Advance  Facility  Trustee for all Advances and  Servicing
Advances  funded by Residential  Funding to the extent the related  Reimbursement  Amount(s) have not been assigned or pledged  to an  Advancing  Person or Advance  Facility  Trustee.  The  documentation  establishing  any  Advance
Facility shall require  Residential  Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan  information  with  respect to each  Reimbursement  Amount  distributed  to such  Advancing  Person or
Advance Facility Trustee on each date of remittance  thereof to such Advancing Person or Advance Facility  Trustee, to enable the  Advancing  Person or Advance  Facility  Trustee to make the FIFO  allocation  of each  Reimbursement
Amount with respect to each Mortgage Loan.

                 (ii)      By way of illustration,  and not by way of limiting the generality of the foregoing,  if the  Master  Servicer  resigns  or is  terminated  at a time  when the  Master  Servicer  is a party to an  Advance
Facility,  and is replaced by a Successor  Master  Servicer,  and the  Successor  Master  Servicer  directly  funds
Advances  or  Servicing  Advances  with  respect  to a  Mortgage  Loan and does not  assign or pledge  the  related
Reimbursement  Amounts  to the  related  Advancing  Person or  Advance  Facility  Trustee,  then all  payments  and recoveries  received  from the related  Mortgagor or received in the form of  Liquidation  Proceeds with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in  connection  with a liquidation  of such Mortgage
Loan) will be allocated first to the Advancing Person or Advance  Facility Trustee until the related  Reimbursement
Amounts  attributable  to such Mortgage Loan that are owed to the Master Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor Master Servicer,  have been reimbursed in full,  at which point the  Successor  Master  Servicer  shall be  entitled  to retain all related  Reimbursement
Amounts  subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement.  To the extent that the Advances or Servicing  Advances are  Nonrecoverable  Advances to be  reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and the Successor  Master  Servicer,  on the other hand, as described in clause (i)(B) above.

         (f)      The Master  Servicer  shall remain  entitled to be  reimbursed  for all  Advances  and  Servicing
Advances  funded by the Master  Servicer to the extent the related  rights to be reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

         (g)      Any  amendment  to this  Section 3.22  or to any other  provision of this  Agreement  that may be necessary or appropriate to effect the terms of an Advance  Facility as described  generally in this  Section 3.22, including  amendments  to add  provisions  relating  to a successor  master  servicer,  may be entered  into by the
Trustee,  the  Depositor  and the Master  Servicer  without  the  consent of any  Certificateholder,  with  written confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings on any class of the  Certificates  below the lesser of the then  current or  original  ratings  on such  Certificates  and delivery of an Opinion of Counsel as required under Section 11.01(c),  notwithstanding  anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

         (h)      Any rights of set-off that the Trust Fund,  the Trustee,  the  Depositor,  any  Successor  Master
Servicer or any other Person  might  otherwise  have against the Master  Servicer  under this  Agreement  shall not attach to any rights to be  reimbursed  for  Advances  or  Servicing  Advances  that have been  sold,  transferred, pledged, conveyed or assigned to any Advancing Person.

         (i)       At any  time  when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related Advance  Facility  Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances

(as the case may be) the right to  reimbursement  for which were  assigned to the Advancing  Person,  then upon the delivery of a written  notice  signed by the Advancing  Person and the Master  Servicer or its successor or assign)
to the  Trustee  terminating  the  Advance  Facility  Notice (the  "Notice of  Facility  Termination"),  the Master
Servicer  or  its  Successor  Master  Servicer  shall  again  be  entitled  to  withdraw  and  retain  the  related
Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

         (j)      After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility Notice has been terminated by a Notice of Facility  Termination,  this  Section 3.22 may not be amended or otherwise  modified without the prior written consent of the related Advancing Person.

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer  acting as agent of the Trustee shall establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M.  New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any  Advance  for the  immediately  succeeding  Distribution  Date,  (ii) any amount  required to be deposited in the  Certificate  Account  pursuant to  Section 3.12(a),  (iii) any amount required to be deposited in the  Certificate  Account  pursuant to  Section 3.16(e)  or 4.07,  (iv) any amount  required to be paid pursuant to
Section 9.01,  and (v) other amounts constituting the Available  Distribution Amount for the immediately succeeding
Distribution Date.

(b)      [Reserved].

(c)      The  Trustee  shall,  upon  written  request  from the Master  Servicer,  invest or cause the  institution maintaining  the  Certificate  Account to invest the funds in the  Certificate  Account  in  Permitted  Investments
designated  in the name of the  Trustee  for the benefit of the  Certificateholders,  which shall  mature not later than the Business Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such Permitted  Investment is an obligation of the institution  that maintains such account or fund for which such institution  serves as custodian,  then such Permitted  Investment may mature on such  Distribution Date and (ii) any other  investment  may mature on such  Distribution  Date if the Trustee  shall  advance funds on such
Distribution Date to the Certificate  Account in the amount payable on such investment on such  Distribution  Date, pending receipt thereof to the extent necessary to make  distributions on the  Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain realized from any such  investment  shall be for the benefit of the  Master  Servicer  and shall be  subject to its  withdrawal  or order  from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the  Certificate  Account by the Master
Servicer out of its own funds immediately as realized.

Section 4.02.     Distributions.

(a)      [On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and  distribute  the Available  Distribution  Amount,  if any, for such date to the interests  issued in respect of
REMIC I and REMIC II as specified in this Section.]

(b)      (1)      [On each Distribution  Date, the REMIC I  Distribution  Amount shall be distributed by REMIC I to
      REMIC II on account of the REMIC I  Regular  Interests  and to Holders of the Class R-I  Certificates  in the
      amounts and with the priorities set forth in the definition thereof.

                  (2)      Notwithstanding  the distributions  described in this  Section 4.02(b),  distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).]

(c)      [On each  Distribution  Date (x) the Master  Servicer  on behalf of the  Trustee  or (y) the Paying  Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next preceding Record Date
(other than as provided in Section 9.01  respecting the final distribution)  either in immediately  available funds
(by wire  transfer  or  otherwise)  to the  account  of such  Certificateholder  at a bank or other  entity  having appropriate  facilities  therefor,  if such  Certificateholder  has so notified  the Master  Servicer or the Paying

Agent,  as the case may be, or, if such  Certificateholder  has not so notified  the Master  Servicer or the Paying
Agent by the Record Date,  by check  mailed to such  Certificateholder  at the address of such Holder  appearing in the Certificate  Register such  Certificateholder's  share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage  Interests  represented by Certificates  of the applicable  Class held by such Holder of the following  amounts),  in the following order of priority,  in each case to the extent of the Available  Distribution Amount on deposit in the Certificate  Account [(except,  with respect to clauses (iii),
(viii) and (xi) below,  to the extent of the  remaining  Available  Distribution  Amount plus the  remaining  Hedge
Payment  or,  with  respect  to clause  (xi)(B)  below,  to the  extent of  prepayment  charges  on  deposit in the
Certificate Account):]

(i)      to the Class A  Certificateholders,  the  REMIC Interest  Amount payable on the Class A  Certificates with respect to such  Distribution  Date,  plus any related  amounts  accrued  pursuant to this clause (i) but remaining unpaid from any prior Distribution Date being paid from and in reduction of the Available  Distribution  Amount for such Distribution Date;

(ii)     to the  Class M  Certificateholders  and  Class B  Certificateholders,  from the  amount,  if any,  of the
Available  Distribution Amount remaining after the foregoing  distributions,  the REMIC Interest  Amount payable on the  Class M  Certificates  and Class B  Certificates  with  respect to such  Distribution  Date,  plus any related amounts accrued pursuant to this clause (ii) but remaining unpaid from any prior Distribution  Date,  sequentially, to  the  [Class M-1  Certificateholders,  Class M-2  Certificateholders,  Class M-3  Certificateholders,  Class M-4
Certificateholders,  Class M-5  Certificateholders,  Class M-6  Certificateholders,  Class M-7  Certificateholders,
Class  M-8   Certificateholders,   Class  M-9  Certificateholders,   Class B-1   Certificateholders  and  Class B-2
Certificateholders,]  in that order,  being paid from and in reduction  of the  Available  Distribution  Amount for such Distribution Date;

(iii)    to  the  Class A  Certificateholders,  Class M  Certificateholders  and  Class B  Certificateholders,  the
related Accrued  Certificate  Interest for such Distribution Date in excess of the  REMIC Interest  Amount, if any, which  amount  shall be  allocated  to the  Class A  Certificateholders,  Class M  Certificateholders  and  Class B
Certificateholders,  pro rata, based upon the amount of the related Accrued  Certificate  Interest in excess of the
REMIC Interest  Amount due thereon,  being paid from and in reduction  of the Hedge  Payment for such  Distribution
Date;

(iv)     the  Principal  Distribution  Amount  shall be  distributed  as  follows,  to be  applied  to  reduce  the
Certificate  Principal  Balance  of the  applicable  Certificates  in each  case  to the  extent  of the  remaining
Principal Distribution Amount:

(v)      (A)               [first, the Class A Principal  Distribution Amount shall be distributed  sequentially to the Class A-1 Certificates,  Class A-2 Certificates and Class A-3  Certificates,  in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

                           (B)      second,   to  the  Class M-1   Certificateholders,   the  Class M-1   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-1  Certificates has
                  been reduced to zero;

                           (C)      third,   to  the  Class M-2   Certificateholders,   the   Class M-2   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-2  Certificates has
                  been reduced to zero;

                           (D)      fourth,   to  the  Class M-3   Certificateholders,   the  Class M-3   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-3  Certificates has
                  been reduced to zero;

                           (E)      fifth,   to  the  Class M-4   Certificateholders,   the   Class M-4   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-4  Certificates has
                  been reduced to zero;

                           (F)      sixth,   to  the  Class M-5   Certificateholders,   the   Class M-5   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-5  Certificates has
                  been reduced to zero;

                           (G)      seventh,   to  the  Class M-6   Certificateholders,   the  Class M-6  Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-6  Certificates has
                  been reduced to zero;

                           (H)      eighth,   to  the  Class M-7   Certificateholders,   the  Class M-7   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-7  Certificates has
                  been reduced to zero;

                           (I)      ninth,   to  the  Class M-8   Certificateholders,   the   Class M-8   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-8  Certificates has
                  been reduced to zero;

                           (J)      tenth,   to  the  Class M-9   Certificateholders,   the   Class M-9   Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class M-9  Certificates has
                  been reduced to zero;

                           (K)      eleventh,  to  the  Class B-1   Certificateholders,   the  Class B-1  Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class B-1  Certificates has
                  been reduced to zero; and

                           (L)      twelfth,   to  the  Class B-2   Certificateholders,   the  Class B-2  Principal
                  Distribution  Amount, until the Certificate  Principal Balance of the Class B-2  Certificates has
                  been reduced to zero;]

(vi)     to the Class A Certificateholders,  Class M Certificateholders and Class B Certificateholders,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on
Prepayment  Interest  Shortfalls  allocated  thereto  to  the  extent  not  offset  by  Eligible  Master  Servicing
Compensation on such Distribution Date;

(vii)    to the Class A Certificateholders,  Class M Certificateholders and Class B Certificateholders,  the amount of any Prepayment Interest Shortfalls  previously  allocated thereto remaining unpaid from prior Distribution Dates together with interest  thereon at the related  Pass-Through  Rate, on a pro rata basis based on unpaid  Prepayment
Interest Shortfalls previously allocated thereto;

(viii)   [(A) from the Hedge Payment  remaining  after the  distributions  in  clause (iii)  above,  to the Class A
Certificateholders,  the amount of any unpaid Basis Risk Shortfalls  allocated  thereto,  on a pro rata basis based on the  amount of unpaid  Basis  Risk  Shortfalls  allocated  thereto,  and then  sequentially,  to the  Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2

Certificateholders,  in that order, the amount of any unpaid Basis Risk Shortfalls  allocated  thereto and (B) from the Available  Distribution  Amount remaining after making the  distributions in clause (vii) above,  first, to the
Class A  Certificateholders,  the amount of any unpaid Basis Risk Shortfalls allocated thereto and remaining unpaid after the  distributions  described in clause  (viii)(A)  above,  on a pro rata basis based on the amount of unpaid
Basis  Risk  Shortfalls  allocated  thereto, and  then,  sequentially,  to  the  Class M-1,  Class M-2,  Class M-3,
Class M-4, Class M-5,  Class M-6,  Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificateholders,  in
that order,  the amount of any unpaid  Basis Risk  Shortfalls  allocated  thereto and  remaining  unpaid  after the distributions described in clause (viii)(A) above;]

(ix)     to the Class A Certificateholders,  Class M Certificateholders and Class B Certificateholders,  Relief Act
Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata basis  based on Relief Act  Shortfalls allocated thereto for such Distribution Date,

(x)      to the Class A  Certificateholders,  the principal  portion of any Realized  Losses  previously  allocated thereto  and  remaining  unreimbursed,  on a pro rata  basis  based on their  respective  principal  portion of any
Realized Losses previously allocated to those Certificates and remaining unreimbursed,  and then, sequentially,  to the [Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1
and  Class B-2  Certificateholders,]  in that  order,  the  principal  portion of any  Realized  Losses  previously allocated thereto and remaining unreimbursed;

(xi)     to the Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash Flow remaining  after the
foregoing  distributions,   the  sum  of  (I)  Accrued  Certificate  Interest  thereon,   (II) the  amount  of  any
Overcollateralization  Reduction Amount for such Distribution Date,  (III) the amount of any Hedge Shortfall Amount for such  Distribution  Date, (IV) the amount of any Hedge  Shortfall  Carry-Forward  Amount for such  Distribution
Date and  (V) for  any  Distribution  Date  after  the  Certificate  Principal  Balance  of each  Class of  Class A
Certificates,  Class M  Certificates and Class B  Certificates has been reduced to zero, the  Overcollateralization
Amount, (B) from prepayment charges on deposit in the Certificate  Account,  any prepayment charges received on the
Mortgage Loans during the related  Prepayment  Period and (C) from the Hedge  Payments,  if any, the amount of such
Hedge Payment remaining after the foregoing distributions; and

(xii)    to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.]

(d)      Notwithstanding  the foregoing  clause (c), upon the reduction of the Certificate  Principal  Balance of a
Class of [Class A  Certificates,  Class M Certificates or Class B Certificates] to zero, such Class of Certificates will not be entitled to further distributions pursuant to Section 4.02.

(e)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the Depository shall be responsible for crediting the amount of such  distribution to the accounts of its  Depository  Participants  in accordance  with its normal  procedures.  Each  Depository  Participant  shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect participating  brokerage  firm (a "brokerage  firm" or "indirect  participating  firm") for which it acts as agent.
Each brokerage firm shall be responsible for disbursing  funds to the Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Depositor or the Master  Servicer shall have any  responsibility therefor except as otherwise provided by this Agreement or applicable law.

(f)      Except  as  otherwise  provided  in  Section 9.01,  if  the  Master  Servicer  anticipates  that  a  final distribution  with respect to any Class of  Certificates  will be made on the next  Distribution  Date,  the Master
Servicer shall, no later than the Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee  shall,  no later than two (2) Business Days after such  Determination  Date,  mail on such date to each  Holder of such Class of  Certificates  a notice to the effect  that:  (i) the  Trustee  anticipates  that the final  distribution  with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and  surrender  of such  Certificates  at the office of the Trustee or as  otherwise  specified therein,  and (ii) no  interest  shall  accrue on such  Certificates  from and after the end of the prior  calendar month. In the event that  Certificateholders  required to surrender their Certificates  pursuant to Section 9.01(c)
do not surrender  their  Certificates  for final  cancellation,  the Trustee shall cause funds  distributable  with respect to such Certificates to be held in the Certificate  Account for the benefit of such  Certificateholders  as provided in Section 9.01(d).

Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the Master  Servicer  shall  forward to the  Trustee and the  Trustee  shall  forward by mail or otherwise  make  available  electronically  on its  website  (which may be  obtained  by any  Certificateholder  by telephoning  the  Trustee at (800)  934-6802)  to each  Holder and the  Depositor  a  statement  setting  forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)      the applicable Record Date, Determination Date and Distribution Date;

(ii)     the  aggregate  amount of payments  received  with respect to the  Mortgage  Loans,  including  prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or  expenses  paid,  and the  identity  of the party  receiving  such fees or expenses;

(v)      (A) the  amount of such  distribution  to the  Certificateholders  of such  Class  applied  to reduce  the
Certificate  Principal  Balance  thereof,  and (B) the aggregate  amount included  therein  representing  Principal
Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(vii)    if the  distribution  to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)   the aggregate  Certificate  Principal Balance of each Class of Certificates before and after giving effect to the  amounts  distributed  on such  Distribution  Date,  separately  identifying  any  reduction  thereof due to
Realized Losses other than pursuant to an actual distribution of principal;

(ix)     the percentage of the outstanding  principal  balances of the [Class A  and Class M Certificates]  after giving effect to the distributions on that Distribution Date;

(x)      the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the distribution of principal on such  Distribution  Date and the number of Mortgage  Loans at the beginning and end of the related Due
Period;

(xi)     on the basis of the most  recent  reports  furnished  to it by  Sub-Servicers,  the number  and  aggregate principal  balances of Mortgage  Loans that are  Delinquent  (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(xii)    the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xiii)   any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due
Period or that have cumulatively become material over time;

(xiv)    any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xv)     [the  amount,  if any,  of the Hedge  Payment  for such  Distribution  Date and any  shortfall  in amounts previously required to be paid under the Hedge Agreement for prior Distribution Dates;]

(xvi)    the number, aggregate principal balance and book value of any REO Properties;

(xvii)   the aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xviii)  the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans for such  Distribution  Date and the aggregate amount of Realized Losses  with respect to the Mortgage Loans incurred since the Cut-off Date;

(xix)    [reserved];

(xx)     the  Pass-Through  Rate on each  Class of  Certificates,  the Net WAC Cap Rate  and the  Weighted  Average
Maximum Net Mortgage Rate;

(xxi)    the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxii)   the   Overcollateralization   Amount  and  the  Required   Overcollateralization   Amount  following  such
Distribution Date;

(xxiii)  the number and aggregate principal balance of the Mortgage Loans repurchased under Section 4.07;

(xxiv)   the  aggregate  amount of any  recoveries  with respect to the  Mortgage  Loans on  previously  foreclosed loans from Residential Funding due to a breach of representation or warranty;

(xxv)    the weighted  average  remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xxvi)   the weighted average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts  distributed on such Distribution Date;

(xxvii)  the  amount,  if any,  of the Hedge  Payment  for such  Distribution  Date and any  shortfall  in  amounts previously required to be paid under the Hedge Agreement for prior Distribution Dates; and

(xxviii) the occurrence of the Stepdown Date; and

(xxix)   the aggregate amount of Realized Losses since the Cut-off Date for the Mortgage Loans.

         In the case of  information  furnished  pursuant  to clauses  (v) and (vi)  above,  the  amounts  shall be expressed as a dollar amount per  Certificate  with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a),  the Master  Servicer shall provide to any manager of a trust fund consisting of some or all of the  Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable  by the Master  Servicer  at no  additional  expense to the Master  Servicer.  Also,  at the request of a Rating Agency, the Master Servicer shall provide the information  relating to the Reportable  Modified
Mortgage  Loans  substantially  in the form attached  hereto as Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information more than four times in a calendar year to any Rating Agency.

(b)      Within a  reasonable  period of time  after the end of each  calendar  year,  the  Master  Servicer  shall prepare,  or cause to be prepared,  and shall  forward,  or cause to be  forwarded,  to each Person who at any time during  the  calendar  year  was the  Holder  of a  Certificate,  other  than a Class R  Certificate,  a  statement containing the information  set forth in clauses [(v) and (vi)] referred to in subsection (a) above  aggregated for such  calendar  year or  applicable  portion  thereof  during  which  such  Person  was a  Certificateholder.  Such obligation  of the  Master  Servicer  shall be deemed to have  been  satisfied  to the  extent  that  substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)      Within a  reasonable  period of time  after the end of each  calendar  year,  the  Master  Servicer  shall prepare,  or cause to be prepared,  and shall  forward,  or cause to be  forwarded,  to each Person who at any time during  the  calendar  year  was the  Holder  of a Class R  Certificate,  a  statement  containing  the  applicable distribution  information  provided  pursuant to this Section 4.03  aggregated for such calendar year or applicable portion  thereof  during which such Person was the Holder of a Class R Certificate.  Such  obligation of the Master
Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)      Upon  the  written  request  of  any  Certificateholder,  the  Master  Servicer,  as  soon  as  reasonably
practicable,   shall  provide  the  requesting   Certificateholder  with  such  information  as  is  necessary  and
appropriate,   in  the  Master  Servicer's  sole  discretion,  for  purposes  of  satisfying  applicable  reporting requirements under Rule 144A.

(e)      The Master  Servicer  shall,  on behalf of the Depositor and in respect of the Trust Fund,  sign and cause to be filed with the  Commission  any periodic  reports  required to be filed under the  provisions of the Exchange
Act, and the rules and regulations of the Commission  thereunder  including,  without  limitation,  reports on Form
10-K,  Form 10-D and Form 8-K.  In  connection  with the  preparation  and  filing of such  periodic  reports,  the
Trustee shall timely provide to the Master  Servicer (I) a list of  Certificateholders  as shown on the Certificate

Register as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal  process and any other documents relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust
Fund that are received by the Trustee,  (III) notice of all matters that, to the actual  knowledge of a Responsible
Officer of the Trustee,  have been  submitted to a vote of the  Certificateholders,  other than those  matters that have been  submitted to a vote of the  Certificateholders  at the request of the Depositor or the Master  Servicer, and (IV)  notice of any  failure of the  Trustee to make any  distribution  to the  Certificateholders  as required pursuant to the Series  Supplement.  Neither the Master  Servicer  nor the Trustee  shall have any  liability  with respect to the Master  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master
Servicer's own negligence or willful misconduct.

(f)      Any Form 10-K filed with the Commission in connection  with this Section 4.03 shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the  senior  officer  in  charge of the  servicing  functions  of the  Master
Servicer,  in the form  attached as Exhibit T-1 hereto or such other form as may be  required or  permitted  by the
Commission (the "Form 10-K  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed  securities transactions  taken as a whole  involving the Master  Servicer that are backed by the same types of assets as those backing the  certificates,  as well as similar  reports on  assessment  of  compliance  received from other parties participating  in the  servicing  function as required by relevant  Commission  regulations,  as  described in Item
1122(a) of Regulation AB. The Master  Servicer shall obtain from all other parties  participating  in the servicing function any required certifications.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)      In connection  with the Form 10-K  Certification,  the Trustee  shall  provide the Master  Servicer with a back-up certification substantially in the form attached hereto as Exhibit T-2.

(h)      This  Section  4.03  may be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)      Prior to the close of business on the Business Day next  succeeding  each  Determination  Date, the Master
Servicer  shall  furnish a written  statement  (which  may be in a  mutually  agreeable  electronic  format) to the
Trustee,  any  Paying  Agent  and the  Depositor  (the  information  in such  statement  to be  made  available  to
Certificateholders  by the Master  Servicer  on  request)  (provided  that the Master  Servicer  shall use its best efforts to deliver  such  written  statement  not later than 12:00 p.m.  New York time on the second  Business  Day prior to the Distribution Date) setting forth (i) the Available  Distribution  Amount, (ii) the amounts required to be withdrawn from the Custodial  Account and deposited into the Certificate  Account on the immediately  succeeding
Certificate  Account  Deposit Date  pursuant to clause  (iii) of  Section 4.01(a),  (iii) the amount of  Prepayment
Interest  Shortfalls and Basis Risk  Shortfalls and (iv) the Hedge  Payment,  if any, for such  Distribution  Date.
The  determination  by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct  for all  purposes  hereunder  and the Trustee  shall be  protected  in relying  upon the same without any independent check or verification.

(b)      On or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date, the Master Servicer shall either (i) remit to the  Trustee for  deposit in the  Certificate  Account  from its own funds,  or funds  received therefor  from the  Subservicers,  an amount equal to the Advances to be made by the Master  Servicer in respect of the related  Distribution  Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly  Payments other than Balloon  Payments (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing  Modifications,  Debt Service  Reductions or Relief Act Shortfalls,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period, which  Monthly  Payments  were due during the related Due Period and not received as of the close of business as of the related  Determination  Date;  provided that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with  respect  to each  Balloon  Loan  delinquent  in  respect  of its  Balloon  Payment as of the close of business on the related  Determination  Date,  an amount equal to the assumed  Monthly  Payment (with each interest portion  thereof  adjusted  to a per annum  rate  equal to the Net  Mortgage  Rate) that would have been due on the related Due Date based on the  original  amortization  schedule  for such  Balloon  Loan until such Balloon Loan is finally  liquidated,  over any payments of interest or principal (with each interest  portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate)  received from the related  Mortgagor as of the close of business on the related  Determination  Date and  allocable  to the Due Date during the related Due Period for each month until such Balloon Loan is finally  liquidated,  (ii) withdraw from amounts on deposit in the Custodial Account and remit to the Trustee for deposit in the Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such  Advance,  or (iii) make advances in the form of any  combination  of clauses (i) and (ii)
aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future  Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the  Certificate  Account on such  Certificate  Account  Deposit
Date shall be less than  payments to  Certificateholders  required to be made on the following  Distribution  Date.
The Master  Servicer  shall be entitled to use any Advance made by a  Subservicer  as described in  Section 3.07(b)
that has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance,  shall be evidenced by a certificate  of a Servicing  Officer  delivered to the  Depositor  and the Trustee.  In the event that the Master Servicer  determines as of the Business Day preceding any Certificate  Account Deposit Date that it will be unable to deposit in the  Certificate  Account an amount  equal to the Advance  required to be made for the immediately  succeeding  Distribution  Date,  it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time, on such Business Day,  specifying  the portion  of such  amount  that it will be unable to  deposit.  Not later  than 3:00  P.M.,  New York  time,  on the
Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have  directly or  indirectly deposited in the  Certificate  Account  such  portion of the amount of the Advance as to which the Master  Servicer shall have given notice  pursuant to the preceding  sentence,  pursuant to  Section 7.01,  (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with  Section 7.01  and (b) assume the  rights  and  obligations  of the  Master  Servicer  hereunder,  including  the  obligation  to  deposit in the
Certificate  Account an amount equal to the Advance for the immediately  succeeding  Distribution Date. The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion  of the  Monthly  Payment  due in the month in which  such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)      [All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)      first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)     second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

(iii)    third, to the Class B-2  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(iv)     fourth,  to the Class B-1  Certificates,  until the aggregate  Certificate  Principal  Balance thereof has been reduced to zero;

(v)      fifth, to the Class M-9  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(vi)     sixth, to the Class M-8  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(vii)    seventh,  to the Class M-7  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(viii)   eighth,  to the Class M-6  Certificates,  until the aggregate  Certificate  Principal  Balance thereof has been reduced to zero;

(ix)     ninth, to the Class M-5  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(x)      tenth, to the Class M-4  Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero;

(xi)     eleventh,  to the Class M-3  Certificates,  until the aggregate  Certificate Principal Balance thereof has been reduced to zero;

(xii)    twelfth,  to the Class M-2  Certificates,  until the aggregate  Certificate  Principal Balance thereof has been reduced to zero;

(xiii)   thirteenth,  to the Class M-1 Certificates,  until the aggregate Certificate Principal Balance thereof has been reduced to zero; and

(xiv)    fourteenth,  to the  Class A-1,  Class A-2  and  Class A-3  Certificates  on a pro rata  basis,  until the aggregate Certificate Principal Balance of each such Class has been reduced to zero.]

(c)      An  allocation  of a  Realized  Loss  on a "pro  rata  basis"  among  two or  more  specified  Classes  of
Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect to distributions  to be made on such  Distribution  Date in the case of the  principal  portion of a Realized  Loss or based on the Accrued  Certificate  Interest  thereon payable on such  Distribution  Date in the case of an interest portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions) to the [Class A  Certificates,  Class M Certificates or Class B Certificates] shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided,  that no such  reduction  shall reduce the  aggregate  Certificate
Principal  Balance  of the  Certificates  below the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans.
Allocations of the interest  portions of Realized  Losses (other than any interest rate reduction  resulting from a
Servicing  Modification)  shall be made by operation of the definition of "Accrued  Certificate  Interest" for each
Class for such  Distribution  Date.  Allocations  of the  interest  portion of a Realized  Loss  resulting  from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the priority of payment  provisions of  Section 4.02(c).  Allocations of the principal portion of Debt Service  Reductions shall be made by operation of the  priority of payment  provisions  of  Section 4.02(c).  All Realized  Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated  among the  Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)      [All Realized  Losses on the Mortgage  Loans shall be allocated on each  Distribution  Date to the REMIC I
Regular Interests as provided in the definition of REMIC I Realized Losses.]

(e)      [Realized  Losses  allocated  to the Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs  (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c)  shall  be  deemed  allocated  to the  Class SB  Certificates.  Realized  Losses  allocated  to the
Class SB  Certificates  shall, to the extent such Realized Losses represent Realized Losses on an interest portion, be allocated to the REMIC II  Regular  Interest SB-IO.  Realized Losses  allocated to the Excess Cash Flow pursuant to paragraph  (b) of this Section shall be deemed to reduce  Accrued  Certificate  Interest on the REMIC I  Regular
Interest SB-IO.  Realized Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph (b) of this
Section shall be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest  SB-PO until such principal  balance  shall have been reduced to zero and  thereafter  to reduce  accrued and unpaid  interest on the
REMIC II Regular Interest SB-IO.]

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.

         The Master  Servicer or the  Subservicers  shall file  information  returns with respect to the receipt of mortgage  interest  received in a trade or business,  the reports of foreclosures and abandonments of any Mortgaged
Property  and the  informational  returns  relating to  cancellation  of  indebtedness  income with  respect to any
Mortgaged  Property  required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers'  Certificate  on or before  March 31 of each  year,  beginning  with the first  March 31 that occurs at least six months after the Cut-off  Date,  stating that such reports have been filed.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements  imposed by such Sections 6050H, 6050J and
6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)      With respect to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master  Servicer may, at its option,  purchase such Mortgage Loan from the Trustee at the Purchase Price  therefor;  provided,  that such  Mortgage  Loan that  becomes 90 days or more  delinquent  during  any given  Calendar  Quarter  shall only be eligible  for  purchase  pursuant to this  Section  during the period  beginning  on the first  Business Day of the following  Calendar  Quarter,  and  ending at the close of  business  on the  second-to-last  Business  Day of such following  Calendar Quarter;  and provided,  further,  that such Mortgage Loan is 90 days or more delinquent at the time of  repurchase.  Such option if not exercised  shall not  thereafter  be  reinstated as to any Mortgage  Loan, unless the  delinquency is cured and the Mortgage Loan  thereafter  again becomes  delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)      If at any time the Master Servicer makes a payment to the Certificate  Account  covering the amount of the
Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master  Servicer  provides to the
Trustee a  certification  signed by a Servicing  Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without  recourse to the Master Servicer which shall succeed to all the Trustee's right,  title and interest in and to such  Mortgage  Loan,  and all security and  documents  relative  thereto.  Such  assignment shall be an assignment  outright and not for security.  The Master  Servicer will thereupon own such Mortgage,  and all such  security and  documents,  free of any further  obligation to the Trustee or the  Certificateholders  with respect thereto.

Section 4.08.     [Reserved].

Section 4.09.     [Reserved].

Section 4.10.     [Hedge Agreement.]

(a)      [In the event that the Trustee  does not receive by the  Business Day  preceding a  Distribution  Date the amount as specified by the Master  Servicer  pursuant to  Section 4.04(a)(iv)  hereof as the amount to be paid with respect to such  Distribution  Date by the Hedge Agreement  Provider under the Hedge  Agreement,  the Trustee shall enforce the obligation of the Hedge Agreement  Provider  thereunder.  The parties hereto acknowledge that the Hedge
Agreement  Provider  shall be making all  calculations,  and  determine  the  amounts  to be paid,  under the Hedge
Agreement.  Absent manifest error, the Trustee may conclusively  rely on such  calculations and  determination  and any notice received by it from the Master Servicer pursuant to Section 4.04(a)(iv) hereof.]

(b)      [The Trustee shall deposit or cause to be deposited any amount  received  under the Hedge  Agreement  into the  Certificate  Account on the date such amount is received  from the Hedge  Agreement  Provider  under the Hedge
Agreement  (including  termination  payments,  if any). All payments  received under the Hedge  Agreement  shall be distributed in accordance with the priorities set forth in Section 4.02(c) hereof.]

(c)      [In the event that the Hedge Agreement,  or any replacement thereof,  terminates prior to the Distribution
Date in  February 2008,  the Master Servicer,  but at no expense to the Master Servicer,  on behalf of the Trustee, to the extent that the termination  value under such Hedge Agreement is sufficient  therefor and only to the extent of the termination  payment received from the Hedge Agreement  Provider,  shall (i) cause a new hedge  counterparty to assume the obligations of such  terminated  hedge  counterparty or (ii) cause a new hedge  counterparty to enter into a new  interest  rate hedge  agreement  with the Trust Fund having  substantially  similar  terms as those set forth in the terminated Hedge Agreement.]

                                                    ARTICLE V

                                                 THE CERTIFICATES

Section 5.01.     The Certificates.

(a)      [The  Class A  Certificates  shall be  substantially  in the form set  forth  in  Exhibit  A, the  Class M
Certificates  shall be  substantially  in the form  set  forth in  Exhibit  B, the  Class B  Certificates  shall be substantially  in the forms set forth in Exhibits  C-1,  C-2 or C-3, as set forth in Section  5.02(e)  hereof,  the
Class SB  Certificates  shall be substantially in the forms set forth in Exhibits D-1,  D-2 or D-3, as set forth in
Section 5.02(e)  and the Class R  Certificates  shall be  substantially  in the form set forth in Exhibit D-4.  The
Certificates  shall, on original  issue, be executed and delivered by the Trustee to the Certificate  Registrar for authentication  and  delivery  to or upon the order of the  Depositor  upon  receipt by the  Trustee or one or more
Custodians  of the  documents  specified in  Section 2.01.  Each Class of Class A  Certificates  and the  Class M-1
Certificates  shall be issuable in minimum  dollar  denominations  of  $[25,000]  and  integral  multiples of $1 in
excess  thereof.  The  Class M-2   Certificates,   Class M-3  Certificates,   Class M-4   Certificates,   Class M-5
Certificates,  Class M-6  Certificates,  Class M-7  Certificates,  Class M-8 Certificates,  Class M-9 Certificates,
Class B-1  Certificates and Class B-2  Certificates shall be issuable in minimum dollar denominations of $[250,000]
and  integral  multiples  of $[1] in excess  thereof.  The  Class SB  Certificates  shall be  issuable  in  minimum percentage  interests of [5.00]% and integral  multiples of [0.01]% in excess  thereof.  On the Closing  Date,  one
Class  B-1  Certificate  shall be  registered  as a  Temporary  Regulation  S  Global  Class B  Certificate  with a
Certificate  Principal  Balance of $[0.00] and one Class B-1 Certificate  shall be registered as a Rule 144A Global
Offered  Certificate  with a Certificate  Principal  Balance of  $[__________].  On the Closing Date, one Class B-2
Certificate  shall be  registered  as a  Temporary  Regulation  S Global  Offered  Certificate  with a  Certificate
Principal  Balance of $[0.00] and one Class B-2  Certificate  shall be  registered  as a Rule 144A  Global  Offered
Certificate  with a Certificate  Principal  Balance of  $[________].  On the Closing Date, one Class SB Certificate
shall be registered as a Temporary  Regulation S Global Offered  Certificate with a Certificate  Principal  Balance of $[0.00] and one Class SB  Certificate  shall be  registered  as a Rule 144A Global  Offered  Certificate  with a
Certificate  Principal Balance of $[_________].  Each Class of Class R  Certificates shall be issued in registered, certificated  form in  minimum  percentage  interests  of  [20.00]%  and  integral  multiples  of [0.01]% in excess thereof;  provided,  however,  that  one  Class R  Certificate  of  each  Class  will  be  issuable  to  the  REMIC
Administrator  as "tax matters  person"  pursuant to  Section 10.01(c)  in a minimum  denomination  representing  a
Percentage  Interest of not less than 0.01%.  The Certificates  shall be executed by manual or facsimile  signature on behalf of an  authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures  of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such
Certificate  or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be entitled to any  benefit  under this  Agreement,  or be valid for any  purpose,  unless  there  appears on such  Certificate  a certificate of authentication  substantially in the form provided for herein executed by the Certificate  Registrar by  manual  signature,  and such  certificate  upon any  Certificate  shall be  conclusive  evidence,  and the only evidence,  that such Certificate has been duly  authenticated and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.]

(b)      The [Class A  Certificates,  Class B  Certificates and Class M]  Certificates shall initially be issued as one or more  Certificates  registered in the name of the Depository or its nominee and,  except as provided  below, registration of such  Certificates  may not be transferred by the Trustee except to another  Depository that agrees
to  hold  such  Certificates  for  the  respective   Certificate  Owners  with  Ownership  Interests  therein.  The
Certificate Owners shall hold their respective  Ownership  Interests in and to each [Class A  Certificate,  Class B
Certificate and Class M]  Certificate  through the book-entry  facilities of the Depository and, except as provided below, shall not be entitled to Definitive  Certificates in respect of such Ownership  Interests.  All transfers by
Certificate  Owners  of their  respective  Ownership  Interests  in the  Book-Entry  Certificates  shall be made in accordance  with the  procedures  established by the Depository  Participant  or brokerage firm  representing  such
Certificate  Owner.  Each  Depository  Participant  shall  transfer the Ownership  Interests only in the Book-Entry
Certificates  of  Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

         The  Trustee,  the  Master  Servicer  and the  Depositor  may for all  purposes  (including  the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the  authorized representative  of the Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate Owners with respect to the respective  Classes of Book-Entry  Certificates  shall be limited to those established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms representing such Certificate
Owners.  Multiple  requests and directions  from, and votes of, the Depository as Holder of any Class of Book-Entry
Certificates with respect to any particular  matter shall not be deemed  inconsistent if they are made with respect to  different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date in  connection  with solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the  Depository of such record date. If (i)(A) the  Depositor  advises the Trustee in writing that the  Depository is no longer  willing or able to  properly  discharge  its  responsibilities  as  Depository  and (B) the  Depositor  is  unable to locate a qualified  successor  or (ii) the  Depositor  at its  option  advises  the  Trustee  in  writing  that it elects to terminate the book-entry system through the Depository,  the Trustee shall notify all Certificate  Owners,  through the  Depository,  of the  occurrence  of any such  event and of the  availability  of  Definitive  Certificates  to
Certificate  Owners  requesting  the same.  Upon  surrender to the Trustee of the  Book-Entry  Certificates  by the
Depository,  accompanied  by  registration  instructions  from the  Depository for  registration  of transfer,  the
Trustee shall issue the Definitive Certificates.

         In addition,  if an Event of Default has occurred and is continuing,  each  Certificate  Owner  materially adversely affected thereby may at its option request a Definitive  Certificate  evidencing such Certificate Owner's
Percentage  Interest in the related Class of Certificates.  In order to make such request,  such Certificate  Owner shall,  subject to the rules and procedures of the  Depository,  provide the  Depository or the related  Depository
Participant  with  directions for the  Certificate  Registrar to exchange or cause the exchange of the  Certificate
Owner's  interest  in such  Class of  Certificates  for an  equivalent  Percentage  Interest  in  fully  registered definitive  form.  Upon receipt by the  Certificate  Registrar of  instructions  from the Depository  directing the
Certificate  Registrar to effect such exchange (such  instructions  to contain  information  regarding the Class of
Certificates  and the Certificate  Principal  Balance being  exchanged,  the Depository  Participant  account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive  Certificate,  and any other  information  reasonably  required by the Certificate  Registrar),  (i) the  Certificate  Registrar shall instruct  the  Depository  to reduce the related  Depository  Participant's  account by the  aggregate  Certificate
Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee shall execute and the  Certificate  Registrar shall  authenticate  and deliver,  in accordance with the registration  and delivery  instructions  provided by the
Depository,  a Definitive  Certificate  evidencing such Certificate  Owner's  Percentage  Interest in such Class of
Certificates  and  (iii)  the  Trustee  shall  execute  and the  Certificate  Registrar  shall  authenticate  a new
Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal Balance of such Class of
Certificates by the amount of the Definitive Certificates.

         Neither the  Depositor,  the Master  Servicer nor the Trustee shall be liable for any actions taken by the
Depository  or its nominee,  including,  without  limitation,  any delay in delivery of any  instructions  required under this Section 5.01 and may  conclusively  rely on, and shall be protected  in relying on, such  instructions.

Upon the issuance of Definitive  Certificates,  the Trustee and the Master  Servicer shall  recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         No Ownership  Interest in a Temporary  Regulation S Global Offered  Certificate or Permanent  Regulation S
Global Offered  Certificate  may at any time be  transferred  to a transferee  that takes delivery in the form of a
Definitive Certificate.

(c)      Each of the  Certificates is intended to be a "security"  governed by Article 8 of the Uniform  Commercial
Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the extent that any of such laws may be applicable.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the  offices or agencies to be  appointed  by the Trustee in accordance  with the  provisions  of  Section 8.12  a  Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate   Registrar,   or  the  Trustee,   shall  provide  the  Master   Servicer  with  a  certified  list  of
Certificateholders as of each Record Date prior to the related Determination Date.

(b)      Upon  surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee maintained  for such  purpose  pursuant to  Section 8.12  and, in the case of any Class SB  Certificate  or Class R
Certificate,  upon  satisfaction  of the conditions set forth below,  the Trustee shall execute and the Certificate
Registrar shall  authenticate  and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class and aggregate Percentage Interest.

(c)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class and aggregate Percentage Interest,  upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver the  Certificates of such Class which the  Certificateholder  making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar)  be duly endorsed by, or be  accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Trustee and the  Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)      No  transfer,  sale,  pledge or other  disposition  of a [Class B  Certificate,  Class SB  Certificate  or
Class R  Certificate]  shall be made unless such  transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements  of the  Securities Act of 1933, as amended (the "1933 Act"),  and any applicable  state securities  laws  or is  made in  accordance  with  said  Act  and  laws.  Except  as  otherwise  provided  in this
Section 5.02(d)  or in Section 5.02(e)  hereof,  in the event that a transfer of a [Class B  Certificate,  Class SB
Certificate or Class R  Certificate]  is to be made, (i) unless the Depositor  directs the Trustee  otherwise,  the
Trustee shall require a written  Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the
Trustee and the  Depositor  that such  transfer may be made pursuant to an  exemption,  describing  the  applicable exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which
Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund,  the Depositor or the Master  Servicer,
and (ii) the Trustee shall require the transferee to execute a  representation  letter,  substantially  in the form of  Exhibit I  hereto,  and  the  Trustee  shall  require  the  transferor  to  execute  a  representation  letter, substantially  in the form of Exhibit J  hereto,  each acceptable to and in form and substance  satisfactory to the

Depositor and the Trustee  certifying to the Depositor and the Trustee the facts  surrounding such transfer,  which representation  letters  shall not be an  expense of the  Trustee,  the Trust  Fund,  the  Depositor  or the Master
Servicer.  In lieu of the requirements  set forth in the preceding  sentence,  transfers of [Class B  Certificates,
Class SB  Certificates  or  Class R  Certificates]  may be made in  accordance  with  this  Section 5.02(d)  if the prospective  transferee  of such a  Certificate  provides the Trustee and the Master  Servicer  with an  investment letter  substantially in the form of Exhibit N attached hereto,  which investment letter shall not be an expense of the Trustee,  the Depositor,  or the Master Servicer,  and which investment letter states that, among other things, such transferee (i) is a "qualified  institutional  buyer" as defined under  Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (ii) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements  under the 1933 Act provided by Rule 144A.  The Holder of a [Class B  Certificate,  Class SB  Certificate  or Class R  Certificate]  desiring to effect any transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to, indemnify the Trustee, the  Depositor,  the Master  Servicer and the  Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance  with such federal and state laws and this  Agreement.  If any  transfer  of a [Class B  Certificate  or Class SB  Certificate]  held by a transferor and to be held by a transferee in book-entry  form is to made without  registration  under the 1933 Act, the  transferor  shall be deemed to have made each of the  certifications  set forth in  Exhibit J hereto as of the transfer date and the  transferee  shall be deemed to have made each of the  certifications  set forth in Exhibit N hereto as of the  transfer  date,  in each case as if such Class B  Certificate  or Class SB  Certificate]  were in physical form.

(e)      Provisions Regarding Rule 144A and Regulation S Transfers.

(i)      Private Offered  Certificates  sold to "qualified  institutional  buyers" as defined in and in reliance on
Rule 144A under the 1933 Act shall be  represented by one or more Rule 144A Global  Offered  Certificates.  Private
Offered  Certificates  sold in offshore  transactions in reliance on Regulation S under the Securities Act shall be represented initially by Temporary Regulation S Global Offered Certificates.

(ii)     The  Temporary  Regulation S Global  Offered  Certificates  shall be exchanged on the later of (a) 40 days after the later of the Closing Date (b) the date on which the requisite  certifications  are due to and provided to the Trustee (the later of clauses (a) and (b),  the  "Exchange  Date") for  Permanent  Regulation S Global  Offered
Certificates.  Regulation S Global Offered  Certificates shall be issued in registered form,  without coupons,  and deposited  upon the order of the  Transferor  with the Trustee as  custodian  for and  registered  in the name of a nominee of the Depository for credit to the account of the depositaries for Euroclear and Clearstream.

(iii)    A  Certificate  Owner  holding an interest in a Temporary  Regulation  S Global  Offered  Certificate  may
receive  payments in respect of the  Certificates  on the Temporary  Regulation S Global Offered  Certificate  only after the delivery, to Euroclear or Clearstream,  as the case may be, of a written  certification  substantially in the form set  forth in  Exhibit V,  and upon  delivery  by  Euroclear  or  Clearstream,  as the case may be, to the
Trustee and  Certificate  Registrar of a certification  or  certifications  substantially  in the form set forth in
Exhibit W (the "Clearing System  Certificate").  The delivery by a Certificate Owner of the certification  referred to above shall constitute its irrevocable  instruction to Euroclear or Clearstream,  as the case may be, to arrange for the exchange of the Certificate  Owner's interest in the Temporary  Regulation S Global Offered Certificate for
a  beneficial  interest in the  Permanent  Regulation  S Global  Offered  Certificate  after the  Exchange  Date in accordance with paragraph (iv) below.

(iv)     After (i) the Exchange Date and (ii) receipt by the  Certificate  Registrar of written  instructions  from
Euroclear  or  Clearstream,  as the case may be,  directing  the  Certificate  Registrar  to  credit or cause to be credited to either Euroclear's or Clearstream's,  as the case may be,  Depository's  account a beneficial  interest in the  Permanent  Regulation  S Global  Offered  Certificate  in a principal  amount not greater  than that of the beneficial  interest in the Temporary  Regulation S Global Offered  Certificate,  the  Certificate  Registrar shall instruct the Depository to reduce the principal  amount of the Temporary  Regulation S Global  Offered  Certificate
and increase the  principal  amount of the  Permanent  Regulation S Global  Offered  Certificate,  by the principal amount of the beneficial  interest in the Temporary  Regulation S Global Offered  Certificate to be so transferred, and to credit or cause to be  credited  to the  account of  Euroclear,  Clearstream  or a Person who has an account with the  Depository  as the case may be, a  beneficial  interest  in the  Permanent  Regulation  S Global  Offered
Certificate  having a  Certificate  Principal  Balance  of the  Temporary  Regulation  S Global  [Class B] that was reduced  upon the  transfer.  Upon  return of the entire  principal  amount of the  Temporary  Regulation  S Global
Offered  Certificate  to the Trustee in exchange  for  beneficial  interests in the  Permanent  Regulation S Global
Offered  Certificate,  Trustee shall cancel the Temporary  Regulation S Global  Offered  Certificate by perforation and shall forthwith destroy it.

(v)      For transfer of an interest in a Permanent  Regulation  S Global  Offered  Certificate  for an interest in the Rule 144A  Global  Offered  Certificate,  if the  Certificateholder  of a  beneficial  interest  in a Permanent
Regulation S Global Offered  Certificate  deposited with the Depository wishes at any time to exchange its interest in the Permanent Regulation S Global Offered  Certificate,  or to transfer its interest in the Permanent Regulation
S Global  Offered  Certificate  to a Person who wishes to take  delivery  thereof in the form of an interest in the
Rule 144A Global Offered Certificate,  the Certificateholder  may, subject to the rules and procedures of Euroclear or Clearstream  and the Depository,  as the case may be, give directions for the Certificate  Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an  equivalent  beneficial  interest in the Rule 144A  Global  Offered  Certificate.  Upon  receipt  by the  Certificate  Registrar  of  instructions  from
Euroclear or  Clearstream,  from the Depository or from the  Certificateholder,  as the case may be,  directing the
Certificate  Registrar  to credit or cause to be credited a  beneficial  interest  in the Rule 144A Global  Offered
Certificate  equal to the  Percentage  Interest in the  Permanent  Regulation S Global  Offered  Certificate  to be
exchanged or transferred (such instructions to contain  information  regarding the Depository  Participant  account to be credited  with the  increase,  and,  with respect to an exchange or transfer of an interest in the  Permanent
Regulation S Global Offered  Certificate,  information  regarding the Depository  Participant account to be debited with the decrease),  the Certificate  Registrar shall instruct the Depository to reduce the Permanent  Regulation S
Global  Offered  Certificate  by the  aggregate  principal  amount  of the  beneficial  interest  in the  Permanent
Regulation S Global Offered  Certificate to be so exchanged or  transferred,  and the  Certificate  Registrar shall instruct  the  Depository,  concurrently  with the  reduction,  to increase the  principal  amount of the Rule 144A
Global  Offered  Certificate  by the aggregate  Certificate  Principal  Balance of the  beneficial  interest in the
Permanent  Regulation S Global Offered Certificate to be so exchanged or transferred,  and to credit or cause to be credited to the account of the Person specified in the  instructions a beneficial  interest in the Rule 144A Global
Offered  Certificate  equal to the reduction in the  Certificate  Principal  Balance of the Permanent  Regulation S
Global Offered Certificate.

(vi)     For transfers of an interest in the Rule 144A Global Offered  Certificate  for an interest in a Regulation
S Global  Offered  Certificate,  if a  Certificate  Owner  holding a  beneficial  interest  in the Rule 144A Global
Offered  Certificate  wishes at any time to exchange its interest in the Rule 144A Global Offered  Certificate  for an interest in a  Regulation S Global  Offered  Certificate,  or to transfer  its  interest in the 144A  Book-Entry
Certificate  to a Person who wishes to take delivery  thereof in the form of an interest in the Regulation S Global
Offered  Certificate,  the  Certificateholder  may,  subject to the rules and  procedures of the  Depository,  give directions  for the  Certificate  Registrar  to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent  beneficial  interest in the Regulation S Global Offered  Certificate.  Upon receipt by the  Certificate  Registrar of  (A) instructions  given in accordance  with the  Depository's  procedures from a

Depository  Participant or from the  Certificateholder,  as the case may be, directing the Certificate Registrar to credit or cause to be credited a beneficial  interest in the Regulation S Global  Offered  Certificate in an amount equal to the  beneficial  interest in the Rule 144A Global  Offered  Certificate  to be exchanged  or  transferred,
(B) a written order given in accordance  with the  Depository's  procedures  containing  information  regarding the account of the depositaries  for Euroclear or Clearstream or another  Depository  Participant,  as the case may be, to be credited with the increase and the name of the account and  (C) certificates  in the forms of Exhibits X  and
Y,  respectively,  given by the proposed  transferee and the  Certificate  Owner of the interest,  the  Certificate
Registrar  shall  instruct the  Depository  to reduce the Rule 144A Global  Offered  Certificate  by the  aggregate principal  amount of the  beneficial  interest in the Rule 144A Global  Offered  Certificate  to be so exchanged or transferred  and the  Certificate  Registrar shall instruct the  Depository,  concurrently  with the reduction,  to increase  the  principal  amount of the  Regulation  S Global  Offered  Certificate  by the  aggregate  Certificate
Principal  Balance of the  beneficial  interest in the Rule 144A Global  Offered  Certificate to be so exchanged or transferred,  and to credit or cause to be credited to the account of the Person  specified in the  instructions  a beneficial  interest in the  Regulation S Global  Offered  Certificate  equal to the  reduction in the  Certificate
Principal Balance of the Rule 144A Global Offered Certificate.

(vii)    Notwithstanding  any other  provisions  of this  Section  5.02(e),  the  Initial  Purchaser  may  exchange beneficial  interests in the Temporary  Regulation S Global  Offered  Certificates  held by it for interests in the
Rule 144A Global  Offered  Certificates  only after  delivery  by the Initial  Purchaser  of  instructions  for the exchange  substantially  in the form of  Exhibit Z. Upon  receipt of the  instructions  provided  in the  preceding sentence,  the Certificate  Registrar shall instruct the Depository to reduce the principal amount of the Temporary
Regulation S Global  Offered  Certificate  to be so  transferred  and shall instruct the Depository to increase the principal  amount of the Rule 144A Global Offered  Certificate and credit or cause to be credited to the account of the placement agent a beneficial  interest in the Rule 144A Global Offered  Certificate  having a principal  amount equal to the amount by which the principal  amount of the Temporary  Regulation S Global  Offered  Certificate  was
reduced upon the transfer pursuant to the instructions provided in the first sentence of this clause (vii).

(viii)   [If a transfer of a Class B Certificate  or a Class SB  Certificate  which is a Definitive  Certificate is to be made,  the  Trustee  shall  require a written  Opinion of  Counsel  acceptable  to and in form and  substance satisfactory  to the Trustee and the Company that such transfer may be made  pursuant to an  exemption,  describing the  applicable  exemption  and the basis  therefor,  from said Act and laws or is being made  pursuant to the 1933
Act,  which  Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund,  the Company or the Master
Servicer.]

(ix)     [The Holder of a Class B Certificate  or a Class SB  Certificate  desiring to effect any  transfer,  sale, pledge or other  disposition  shall,  and does hereby  agree to,  indemnify  the Trustee,  the Company,  the Master
Servicer and the  Certificate  Registrar  against any liability  that may result if the transfer,  sale,  pledge or other disposition is not so exempt or is not made in accordance with the provisions of this Agreement.]

(f)      (i)      [In the case of any Class SB  Certificate or Class R  Certificate  presented for  registration in the name of any Person,  either (A) the Trustee shall  require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master  Servicer to the effect that the purchase or holding of such  Class SB  Certificate  or Class R  Certificate  is  permissible  under  applicable  law,  will not constitute or result in any  non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the
Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master  Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section
4975 of the Code) in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel  shall not be an expense of the Trustee, the Depositor or the Master Servicer,  or (B) the prospective  transferee shall be required to provide the Trustee,  the Depositor  and the Master  Servicer  with a  certification  to the effect set forth in

Exhibit P (with respect to a Class SB Certificate) or in paragraph  fifteen of Exhibit H-1 (with respect to a Class
R  Certificate),  which the  Trustee  may rely  upon  without  further  inquiry  or  investigation,  or such  other certifications  as the Trustee may deem  desirable or necessary in order to establish  that such  transferee or the
Person in whose name such  registration  is requested  is either (a) not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any Person
(including an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing,  a "Plan Investor"),  or (b) an insurance company, the source of funds used to purchase or hold such  Certificates is an "insurance  company general  account," as the term is defined in DOL Prohibited  Transaction Class Exemption ("PTCE") 95-60, and the conditions in Sections I and
III of PTCE 95-60 have been satisfied.

                  (ii)     Any Transferee of a Class B  Certificate or Class M  Certificate  will be deemed to have represented  by virtue of its purchase or holding of such  Certificate  (or interest  therein) that either (a) such
Transferee  is  not a  Plan  Investor,  (b) it  has  acquired  and is  holding  such  Certificate  in  reliance  on
U.S. Department of Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended,  67 Fed.  Reg.
54487  (Aug. 22,  2002) (the "RFC  Exemption"),  and that it understands  that there are certain  conditions to the availability of the RFC Exemption,  including that such  Certificate  must be rated,  at the time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch,  Standard & Poor's or Moody's  (which,  with respect to any Class B
Certificate is not applicable as of the Closing Date) or (c) (x) such Transferee is an insurance  company,  (y) the source of funds used to purchase or hold such  Certificate (or interest  therein) is an "insurance  company general account" (as defined in Prohibited  Transaction Class Exemption  ("PTCE") 95-60),  and (z) the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each entity that satisfies this clause (c), a "Complying
Insurance  Company").  Any  Transferee of a Class SB  Certificate  will be deemed to have  represented by virtue of its purchase or holding of such  Class SB  Certificate  (or interest  therein)  that such  Transferee is not a Plan
Investor.

                  (iii)    If any  Class B  Certificate  or  Class M  Certificate  (or  any  interest  therein)  is acquired or held by any Person that does not satisfy the  conditions  described in paragraph  (ii) above,  then the last preceding  Transferee  that either (x) is not a Plan  Investor,  (y) acquired  such  Certificate in compliance with the RFC Exemption or (z) is a Complying  Insurance Company shall be restored,  to the extent permitted by law, to all rights and  obligations  as  Certificate  Owner  thereof  retroactive  to the date of such  Transfer of such
Class B  Certificate or Class M  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                  (iv)     Any  purported   Certificate   Owner  whose  acquisition  or  holding  of  any  Class SB
Certificate,  Class B  Certificate or Class M  Certificate  (or interest  therein) was effected in violation of the restrictions  in this  Section 5.02(f)  shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master
Service,  any  Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims, costs or expenses incurred by such parties as a result of such acquisition or holding.]

(g)      (i)      Each Person who has or who  acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following provisions and to have  irrevocably  authorized the Trustee or its designee under clause  (iii)(A) below to deliver payments  to a Person  other than such  Person  and to  negotiate  the terms of any  mandatory  sale  under  clause
(iii)(B) below and to execute all  instruments of transfer and to do all other things  necessary in connection with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R  Certificate are expressly subject to the following provisions:

(A)      Each Person  holding or acquiring any  Ownership  Interest in a Class R  Certificate  shall be a Permitted
Transferee  and shall  promptly  notify the Trustee of any change or impending  change in its status as a Permitted
Transferee.

(B)      In connection with any proposed Transfer of any Ownership Interest in a Class R  Certificate,  the Trustee
shall  require  delivery to it, and shall not register the  Transfer of any Class R  Certificate  until its receipt of:

(I)      an  affidavit  and  agreement  (a "Transfer  Affidavit  and  Agreement,"  in the form  attached  hereto as
Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer,  representing and  warranting,  among other  things,  that it is a Permitted  Transferee,  that it is not acquiring its Ownership
Interest in the Class R  Certificate  that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person who is not a  Permitted  Transferee,  that for so long as it retains  its  Ownership  Interest  in a
Class R Certificate,  it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(g) and agrees to be bound by them, and

(II)     a  certificate,  in the form  attached  hereto as  Exhibit H-2,  from the Holder  wishing to transfer  the
Class R Certificate, in form and substance satisfactory to the Master Servicer,  representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)      Notwithstanding  the delivery of a Transfer Affidavit and Agreement by a proposed  Transferee under clause
(B) above,  if a Responsible  Officer of the Trustee who is assigned to this  Agreement has actual  knowledge  that the  proposed  Transferee  is not a  Permitted  Transferee,  no  Transfer  of an  Ownership  Interest  in a Class R
Certificate to such proposed Transferee shall be effected.

(D)      Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate  shall agree (x) to require a Transfer  Affidavit  and  Agreement  from any other  Person to whom such Person  attempts to transfer its
Ownership  Interest in a Class R  Certificate  and (y) not to transfer its Ownership  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

(E)      Each Person  holding or  acquiring  an  Ownership  Interest in a Class R  Certificate,  by  purchasing  an
Ownership  Interest in such  Certificate,  agrees to give the  Trustee  written  notice that it is a  "pass-through interest  holder"  within the meaning of Temporary  Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership Interest in a Class R  Certificate,  if it is, or is holding an Ownership Interest in a
Class R Certificate on behalf of, a "pass-through interest holder."

(ii)     The Trustee  shall  register the Transfer of any Class R  Certificate  only if it shall have  received the
Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder  requesting  such transfer in the form attached hereto as Exhibit H-2 and all of such other  documents as shall have been  reasonably  required by the Trustee as a condition  to  such  registration.  Transfers  of  the  Class R  Certificates  to  Non-United  States  Persons  and
Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A)      If any Disqualified  Organization shall become a holder of a Class R Certificate,  then the last preceding
Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder thereof  retroactive  to the date of  registration  of such Transfer of such Class R  Certificate.  If a Non-United
States Person shall become a holder of a Class R  Certificate,  then the last preceding  United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such  Transfer of such Class R  Certificate.  If a transfer of a Class R  Certificate  is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1  or  Section 1.860G-3,  then the last  preceding  Permitted  Transferee  shall be  restored,  to the  extent  permitted  by law,  to all  rights and obligations  as  Holder  thereof  retroactive  to the  date of  registration  of  such  Transfer  of  such  Class R
Certificate.  The Trustee shall be under no liability to any Person for any  registration  of Transfer of a Class R
Certificate  that is in  fact  not  permitted  by this  Section 5.02(g)  or for  making  any  payments  due on such
Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)      If any  purported  Transferee  shall  become  a  Holder  of a  Class R  Certificate  in  violation  of the restrictions  in this  Section 5.02(g)  and to the extent  that the  retroactive  restoration  of the rights of the
Holder  of such  Class R  Certificate  as  described  in  clause  (iii)(A)  above  shall  be  invalid,  illegal  or unenforceable,  then the Master Servicer shall have the right,  without notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master  Servicer  may choose.  Such  purported  Transferee  shall  promptly  endorse and deliver  each
Class R  Certificate in accordance with the instructions of the Master  Servicer.  Such purchaser may be the Master
Servicer  itself or any  Affiliate  of the Master  Servicer.  The  proceeds  of such sale,  net of the  commissions
(which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and taxes due, if any, will be remitted by the Master  Servicer to such purported  Transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Master  Servicer,  and the Master Servicer shall  not be  liable to any  Person  having an  Ownership  Interest  in a Class R  Certificate  as a result of its exercise of such discretion.

(iii)    The Master  Servicer,  on behalf of the  Trustee,  shall make  available,  upon  written  request from the
Trustee, all information necessary to compute any tax imposed

(A)      as a result of the  Transfer  of an  Ownership  Interest in a Class R  Certificate  to any Person who is a
Disqualified  Organization,  including the information  regarding "excess inclusions" of such Class R  Certificates required to be provided to the Internal  Revenue Service and certain  Persons as described in Treasury  Regulations
Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)      as a result of any  regulated  investment  company,  real  estate  investment  trust,  common  trust fund, partnership,  trust, estate or organization  described in Section 1381 of the Code that holds an Ownership Interest in a  Class R  Certificate  having  as among  its  record  holders  at any time any  Person  who is a  Disqualified
Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(iv)     The  provisions of this  Section 5.02(g)  set forth prior to this clause (v) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)      written  notification  from each  Rating  Agency  to the  effect  that the  modification,  addition  to or elimination of such provisions  will not cause such Rating Agency to downgrade its  then-current  ratings,  if any, of the [Class A  Certificates or Class M  Certificates]  below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B)      a  certificate  of the  Master  Servicer  stating  that the Master  Servicer  has  received  an Opinion of
Counsel,  in form and  substance  satisfactory  to the  Master  Servicer,  to the  effect  that such  modification,

addition  to or absence of such  provisions  will not cause any REMIC  created  hereunder  to cease to qualify as a
REMIC and will not cause (x) any REMIC  created  hereunder  to be  subject  to an  entity-level  tax  caused by the
Transfer of any Class R Certificate to a Person that is a Disqualified  Organization or (y) a Certificateholder  or
another  Person to be subject to a  REMIC-related  tax caused by the Transfer of a Class R  Certificate to a Person that is not a Permitted Transferee.

(h)      No service  charge  shall be made for any  transfer  or  exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(i)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated  Certificate  is  surrendered to the  Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the  destruction,  loss  or  theft  of  any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen Certificate,  a new Certificate of like tenor, Class and Percentage Interest but bearing a number not  contemporaneously  outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate  issued  pursuant to this  Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

         Prior to due  presentation  of a Certificate  for  registration  of transfer,  the  Depositor,  the Master
Servicer,  the Trustee, the Certificate Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the  Certificate  Registrar  may treat the Person in whose name any  Certificate  is  registered as the owner of such  Certificate for the purpose of receiving  distributions  pursuant to Section 4.02  and for all other purposes whatsoever,  except as and to the extent  provided  in the  definition  of  "Certificateholder,"  and  neither  the
Depositor,  the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor,  the Master
Servicer,  the Trustee or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(g).

Section 5.05.     Appointment of Paying Agent.

         The Trustee  may appoint a Paying  Agent for the  purpose of making  distributions  to  Certificateholders pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in the manner  provided for in  Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall  cause each  Paying  Agent to execute and  deliver to the Trustee an  instrument  in which such  Paying  Agent shall agree with the Trustee  that such Paying Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the benefit of the  Certificateholders  entitled  thereto  until such sums shall be paid to such  Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible  Accounts to the extent such sums are not  distributed  to the Certificateholders on the date of receipt by such Paying Agent.

                                                    ARTICLE VI

                                       THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.

         The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the  obligations  specifically  and  respectively  imposed  upon and  undertaken  by the  Depositor  and the Master
Servicer  herein.  By way of  illustration  and not  limitation,  the Depositor is not liable for the servicing and administration  of the  Mortgage  Loans,  nor is it  obligated  by  Section 7.01  or  Section 10.01  to assume  any obligations of the Master  Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other  obligation  hereunder  that it may,  but is not  obligated  to,  assume  unless it  elects  to  assume  such obligation in accordance herewith.

Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment of Rights and
                           Delegation of Duties by Master Servicer.

(a)      The  Depositor  and the  Master  Servicer  shall  each  keep in full  effect  its  existence,  rights  and franchises as a  corporation  under the laws of the state of its  incorporation,  and will each obtain and preserve its qualification to do business as a foreign  corporation in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability  of this Agreement,  the  Certificates or any of the
Mortgage Loans and to perform its respective duties under this Agreement.

(b)      Any  Person  into  which the  Depositor  or the  Master  Servicer  may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation  to which the Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the Depositor or the Master  Servicer,  shall be the successor of the  Depositor or the Master  Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper  or  any  further  act  on  the  part  of  any  of the  parties  hereto,  anything  herein  to  the  contrary notwithstanding;  provided,  however,  that the  successor  or  surviving  Person to the Master  Servicer  shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided  further that each Rating
Agency's ratings, if any, of any [Class A  Certificates,  Class M  Certificates or Class B  Certificates] in effect immediately prior to such merger or consolidation  will not be qualified,  reduced or withdrawn as a result thereof
(as evidenced by a letter to such effect from each Rating Agency).

(c)      Notwithstanding  anything else in this Section 6.02 and Section 6.04 to the contrary,  the Master Servicer may assign its rights and  delegate  its duties and  obligations  under this  Agreement;  provided  that the Person accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory  to the Trustee and the Depositor,  is willing to service the Mortgage  Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and substance reasonably  satisfactory  to the Depositor and the Trustee,  which contains an assumption by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master
Servicer under this  Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately prior to such assignment and delegation will not be qualified,  reduced or withdrawn  as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each
Rating  Agency).  In the case of any such  assignment and  delegation,  the Master  Servicer shall be released from its obligations  under this Agreement,  except that the Master Servicer shall remain liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the  conditions  to such assignment and delegation set forth in the next preceding sentence.  Notwithstanding the foregoing, in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase all assets of the Trust Fund under
Section 9.01(a) (or, if so specified in Section  9.01(a),  its rights to purchase the Mortgage  Loans and property acquired related to such Mortgage Loans or its rights to purchase the Certificates  related thereto),  the provisos of the first sentence of this paragraph will not apply.

Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others.

         None of the Depositor, the Master Servicer or any of the directors,  officers,  employees or agents of the
Depositor or the Master Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any
action  taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of  warranties,  representations  or covenants  made herein or any liability which  would  otherwise  be  imposed  by reason  of  willful  misfeasance,  bad  faith or gross  negligence  in the performance of duties or by reason of reckless  disregard of obligations and duties hereunder.  The Depositor,  the
Master  Servicer and any director,  officer,  employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting  any matters  arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be  indemnified  by the Trust Fund and held harmless  against any loss, liability or expense  incurred in connection with any legal action relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage Loans (except as any such loss,  liability  or  expense  shall be  otherwise  reimbursable  pursuant  to this  Agreement)  and any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of  duties  hereunder  or by reason of  reckless  disregard  of  obligations  and  duties  hereunder.  Neither  the
Depositor nor the Master  Servicer  shall be under any  obligation  to appear in,  prosecute or defend any legal or administrative  action,  proceeding,  hearing or examination that is not incidental to its respective  duties under this  Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the
Depositor  or the  Master  Servicer  may in its  discretion  undertake  any such  action,  proceeding,  hearing  or examination  that it may deem  necessary or desirable in respect to this Agreement and the rights and duties of the parties  hereto and the  interests  of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action,  proceeding,  hearing or examination and any liability resulting therefrom shall be expenses, costs and  liabilities  of the Trust  Fund,  and the  Depositor  and the Master  Servicer  shall be  entitled to be reimbursed  therefor out of amounts  attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account as provided by Section 3.10  and, on the  Distribution  Date(s)  following such  reimbursement,  the aggregate of such expenses  and costs shall be allocated in  reduction  of the Accrued  Certificate  Interest on each Class  entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Depositor and Master Servicer Not to Resign.

         Subject to the  provisions of  Section 6.02,  neither the Depositor nor the Master  Servicer  shall resign from its  respective  obligations  and  duties  hereby  imposed  on it except  upon  determination  that its duties hereunder are no longer  permissible  under  applicable law. Any such  determination  permitting the resignation of the Depositor or the Master  Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning party)  to such  effect  delivered  to the  Trustee.  No such  resignation  by the  Master  Servicer  shall  become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's  responsibilities  and obligations in accordance with Section 7.02.

                                                    ARTICLE VII

                                                      DEFAULT

Section 7.01.     Events of Default.

         Event of Default,  wherever used herein,  means any one of the following  events (whatever reason for such
Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree  or  order  of any  court or any  order,  rule or  regulation  of any  administrative  or governmental body):

(i)      the Master  Servicer  shall fail to distribute or cause to be distributed  to Holders of  Certificates  of any  Class  any  distribution  required  to be made  under the  terms of the  Certificates  of such  Class and this
Agreement and, in either case,  such failure shall  continue  unremedied for a period of 5 days after the date upon which written notice of such failure,  requiring  such failure to be remedied,  shall have been given to the Master
Servicer by the Trustee or the  Depositor or to the Master  Servicer,  the Depositor and the Trustee by the Holders
of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii)     the Master  Servicer  shall fail to observe or perform in any material  respect any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates of any Class or in this Agreement and such failure  shall  continue  unremedied  for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any  Required  Insurance  Policy)  after the date on which  written notice of such  failure,  requiring  the same to be remedied,  shall have been given to the Master  Servicer by the
Trustee or the Depositor,  or to the Master Servicer,  the Depositor and the Trustee by the Holders of Certificates
of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

(iii)    a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case  under any  present or future  federal  or state  bankruptcy,  insolvency  or similar  law or appointing a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and  liabilities or similar  proceedings,  or for the  winding-up or  liquidation  of its affairs,  shall have been entered  against  the Master  Servicer  and such  decree or order  shall have  remained  in force  undischarged  or unstayed for a period of 60 days; or

(iv)     the Master  Servicer  shall consent to the  appointment  of a conservator or receiver or liquidator in any insolvency,  readjustment of debt,  marshalling of assets and liabilities,  or similar  proceedings of, or relating to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the Master  Servicer;
or

(v)      the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a  petition  to take  advantage  of, or  commence  a  voluntary  case  under,  any  applicable  insolvency  or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend  payment of its obligations; or

(vi)     the Master Servicer shall notify the Trustee pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default  described in clauses (i)-(v) of this  Section shall  occur,  then, and in each and every  such case,  so long as such  Event of Default  shall not have been  remedied,  either the  Depositor  or the
Trustee shall at the direction of Holders of  Certificates  entitled to at least 51% of the Voting Rights by notice in writing to the Master  Servicer  (and to the  Depositor),  terminate  all of the rights and  obligations  of the
Master  Servicer  under this Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder;  provided,  however, that a successor to the Master Servicer is appointed pursuant to  Section 7.02  and such successor  Master  Servicer  shall have accepted the duties of Master  Servicer effective  upon the  resignation  of the Master  Servicer.  If an Event of Default  described in clause (vi) hereof shall occur,  the Trustee shall, by notice to the Master Servicer and the Depositor,  immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this Agreement and in and to the Mortgage Loans and the proceeds thereof,  other than its rights as a  Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder thereof) or the Mortgage
Loans or otherwise,  shall subject to Section 7.02  pass to and be vested in the Trustee or the Trustee's  designee appointed  pursuant to Section 7.02;  and, without  limitation,  the Trustee is hereby  authorized and empowered to execute and deliver,  on behalf of the Master Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or  assignment  of the
Mortgage Loans and related  documents,  or otherwise.  The Master  Servicer agrees to cooperate with the Trustee in effecting the  termination of the Master  Servicer's  responsibilities  and rights  hereunder,  including,  without limitation,  the transfer to the Trustee or its designee for  administration  by it of all cash amounts which shall at the time be credited  to the  Custodial  Account or the  Certificate  Account or  thereafter  be  received  with respect to the Mortgage  Loans.  No such  termination  shall release the Master  Servicer for any liability that it would  otherwise  have  hereunder  for  any act or  omission  prior  to the  effective  time  of such  termination.
Notwithstanding  any  termination  of the  activities  of  Residential  Funding in its capacity as Master  Servicer hereunder,  Residential Funding shall be entitled to receive,  out of any late collection of a Monthly Payment on a
Mortgage  Loan which was due prior to the notice  terminating  Residential  Funding's  rights  and  obligations  as
Master  Servicer  hereunder and received after such notice,  that portion to which  Residential  Funding would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect  thereof, and any other  amounts  payable to  Residential  Funding  hereunder  the  entitlement  to which  arose prior to the termination  of its  activities  hereunder.  Upon  the  termination  of  Residential  Funding  as  Master  Servicer hereunder the Depositor shall deliver to the Trustee, as successor Master Servicer, a copy of the Program Guide.

Section 7.02.     Trustee or Depositor to Act; Appointment of Successor.

(a)      On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in accordance  with  Section 6.04,  the Trustee or, upon notice to the  Depositor and with the  Depositor's consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards set forth below) of the
Trustee,  shall be the  successor  in all respects to the Master  Servicer in its  capacity as servicer  under this
Agreement and the transactions  set forth or provided for herein and shall be subject to all the  responsibilities, duties and liabilities  relating  thereto placed on the Master Servicer  (except for the  responsibilities,  duties and liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers as set forth in such Sections,  and its  obligations to deposit amounts in respect of losses incurred prior to such notice or  termination  on the  investment  of funds in the  Custodial  Account or the  Certificate  Account  pursuant  to
Sections 3.07(c) and 4.01(c) by the terms and provisions hereof);  provided,  however,  that any failure to perform such duties or responsibilities  caused by the preceding Master Servicer's failure to provide information  required by  Section 4.04  shall not be  considered  a default by the Trustee  hereunder as successor  Master  Servicer.  As compensation  therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the
Mortgage  Loans  which the Master  Servicer  would have been  entitled  to charge to the  Custodial  Account or the
Certificate  Account if the Master  Servicer had continued to act hereunder and, in addition,  shall be entitled to the income  from any  Permitted  Investments  made with  amounts  attributable  to the  Mortgage  Loans held in the
Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the Master Servicer in accordance with  Section 6.04 or  Section 7.01,  then  notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to  appoint,  any  established  housing  and  home  finance  institution,  which is also a  Fannie  Mae or  Freddie
Mac-approved  mortgage servicing  institution,  having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master  Servicer  hereunder.  Pending  appointment  of a successor  to the Master  Servicer  hereunder,  the
Trustee shall become  successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Master Servicer  hereunder.  The Depositor,  the
Trustee,  the Custodian and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to  effectuate  any such  succession.  The  Servicing Fee for any  successor  Master  Servicer  appointed pursuant  to this  Section 7.02  will be  lowered  with  respect  to  those  Mortgage  Loans,  if  any,  where  the
Subservicing  Fee accrues at a rate of less than 0.50% per annum in the event that the  successor  Master  Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related  Subservicing  Fee to a rate of 0.50% per annum in order to hire a Subservicer  with respect to such Mortgage  Loans.  The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)      In connection  with the  termination  or  resignation  of the Master  Servicer  hereunder,  either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall represent  and  warrant  that it is a member of MERS in good  standing  and shall  agree to comply in all  material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor  Master
Servicer in causing  MERS to revise its  records to reflect  the  transfer of  servicing  to the  successor  Master
Servicer as necessary under MERS' rules and  regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other  instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such
Mortgage Loan on the MERS®  System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS,  costs of preparing any  assignments  of Mortgage,  and fees and costs of filing any assignments of Mortgage that may be required under this subsection  (b). The successor  Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such  termination or appointment  of a successor to the Master  Servicer,  the Trustee shall give prompt written notice thereof to  Certificateholders  at their  respective  addresses  appearing in the Certificate
Register.

(b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee  shall  transmit by mail to all
Holders of Certificates  notice of each such Event of Default hereunder known to the Trustee,  unless such Event of
Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.     Waiver of Events of Default.

         The  Holders  representing  at least 66% of the Voting  Rights of  Certificates  affected  by a default or
Event of Default  hereunder  may waive any default or Event of Default;  provided,  however,  that (a) a default or
Event of Default  under  clause  (i) of  Section 7.01  may be waived  only by all of the  Holders  of  Certificates affected by such  default or Event of Default  and (b) no waiver  pursuant to this  Section 7.04  shall  affect the
Holders of Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of Certificates affected by such default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of  Default  and  after the  curing of all  Events of
Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been  cured or  waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement.  The Trustee shall notify the  Certificateholders  of any such documents which do not materially conform to the  requirements  of this  Agreement  in the event that the  Trustee,  after so  requesting,  does not  receive satisfactorily  corrected  documents.  The Trustee shall  forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and
10.01.  The  Trustee  shall  furnish in a timely  fashion to the Master  Servicer  such  information  as the Master
Servicer may  reasonably  request  from time to time for the Master  Servicer to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of each REMIC  created  hereunder as a REMIC under the REMIC  Provisions  and (subject to
Section 10.01(f))  to prevent  the  imposition  of any  federal,  state or local  income,  prohibited  transaction, contribution  or other tax on the Trust Fund to the extent that  maintaining  such status and  avoiding  such taxes are  reasonably  within the  control of the Trustee and are  reasonably  within the scope of its duties  under this
Agreement.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
Default which may have  occurred,  the duties and  obligations  of the Trustee  shall be  determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the  performance of such duties and obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the Trustee  and,  in the absence of bad faith on the part of the  Trustee,  the
Trustee may  conclusively  rely, as to the truth of the  statements and the  correctness of the opinions  expressed therein,  upon any  certificates  or opinions  furnished to the Trustee by the Depositor or the Master Servicer and
which on their face, do not contradict the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the  Trustee  was  negligent  in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of the  Certificateholders  holding  Certificates  which evidence,  Percentage  Interests  aggregating not less than 25% of the affected Classes as to the time,  method and place of conducting  any  proceeding  for any remedy  available to the Trustee,  or  exercising  any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an Event of Default under clauses (iii),  (iv) and
(v) of  Section 7.01  unless a Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust
Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

(v)      Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial  liability in the performance of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers,  if the Trustee shall have  reasonable  grounds for believing  that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its  assets or  transactions  including,  without  limitation,  (A) "prohibited transaction"  penalty  taxes as  defined in  Section 860F  of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date imposed by  Section 860G(d)  of the Code and (C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c)  of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      The Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
Officers Certificate,  certificate of auditors or any other certificate,  statement,  instrument,  opinion, report, notice, request,  consent,  order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     The  Trustee  may  consult  with  counsel,  and  any  Opinion  of  Counsel  shall  be  full  and  complete authorization  and  protection  in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)    The Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
Agreement or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request,  order or  direction  of any of  the  Certificateholders  pursuant  to the  provisions  of  this  Agreement,  unless  such
Certificateholders  shall have offered to the Trustee reasonable security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing  contained herein shall,  however,  relieve the
Trustee of the  obligation,  upon the  occurrence  of an Event of Default  (which has not been cured),  to exercise such of the rights  and  powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the  conduct  of such investor's own affairs;

(iv)     The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and  believed  by it to be  authorized  or within  the  discretion  or rights or powers  conferred  upon it by this
Agreement;

(v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all Events of Default which may have  occurred,  the  Trustee  shall  not be bound to make any  investigation  into the facts or  matters stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request, consent, order, approval,  bond or other paper or document,  unless requested in writing so to do by the Holders of Certificates of any Class evidencing,  as to such Class,  Percentage Interests,  aggregating not less than 50%; provided,  however, that if the payment  within a reasonable  time to the Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation  is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the  security  afforded  to it by the terms of this  Agreement,  the Trustee may require  reasonable indemnity  against  such expense or liability as a condition  to so  proceeding.  The  reasonable  expense of every such  examination  shall be paid by the  Master  Servicer,  if an Event  of  Default  shall  have  occurred  and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)     The  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided  that the Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
Class R  Certificate  hereby  irrevocably  appoints  and  authorizes  the  Trustee to be its  attorney-in-fact  for purposes  of signing any Tax Returns  required to be filed on behalf of the Trust Fund.  The Trustee  shall sign on behalf of the Trust Fund and deliver to the Master  Servicer in a timely  manner any Tax Returns  prepared by or on behalf of the Master  Servicer that the Trustee is required to sign as determined by the Master  Servicer  pursuant to applicable  federal,  state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following  the  issuance of the  Certificates  (and except as provided for in  Section 2.04),  the Trustee shall not accept any  contribution of assets to the Trust Fund unless (subject to  Section 10.01(f))  it shall have obtained or been furnished with an Opinion of Counsel to the effect that such  contribution  will not (i) cause any
REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding or (ii)
cause the Trust Fund to be subject to any federal tax as a result of such  contribution  (including  the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained herein and in the  Certificates  (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the statements of the Depositor or the Master  Servicer as the case may be, and the  Trustee  assumes no  responsibility  for their  correctness.  The
Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates  shall be duly and validly executed and  authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS® System. Except as otherwise provided herein, the
Trustee shall not be accountable  for the use or application by the Depositor or the Master  Servicer of any of the
Certificates  or of the  proceeds  of such  Certificates,  or for the use or  application  of any funds paid to the
Depositor or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial
Account or the Certificate Account by the Depositor or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee  shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision  of law in regard to the  compensation  of a trustee of an express  trust) for all  services  rendered by each of them in the  execution  of the trusts  hereby  created and in the exercise  and  performance  of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or reimburse the
Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement  (including  the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any  co-trustee  in  connection  with the  appointment  of an office or agency pursuant to Section 8.12)  except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)      The Master Servicer  agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in connection with, the acceptance and  administration of the Trust Fund,  including its obligation to execute the DTC
Letter in its  individual  capacity,  and including  the costs and expenses  (including  reasonable  legal fees and expenses) of defending  itself  against any claim in  connection  with the  exercise or  performance  of any of its powers or duties under this  Agreement,  and the Master  Servicer  further agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense arising out of, or in connection with, the provisions set forth in the third paragraph of Section 2.01(b)  hereof,  including without  limitation,  all costs, liabilities and expenses  (including  reasonable  legal fees and expenses) of  investigating  and defending  itself against any claim,  action or  proceeding,  pending or threatened,  relating to the  provisions of such  paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the  Trustee  entered  into  without  the prior  consent of the Master  Servicer  which consent  shall not be  unreasonably  withheld.  No  termination  of this  Agreement  shall  affect the  obligations created by this  Section 8.05(b)  of the Master  Servicer to indemnify the Trustee under the  conditions and to the extent set forth herein.  Notwithstanding  the foregoing,  the  indemnification  provided by the Master Servicer in this Section 8.05(b)  shall not pertain to any loss,  liability or expense of the Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in connection  with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

Section 8.06.     Eligibility Requirements for Trustee.

         The  Trustee  hereunder  shall at all  times  be a  national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable to the Depositor and organized and doing business  under the laws of such state or the United  States of  America,  authorized  under such laws to  exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by federal or state  authority.  If such  corporation or national  banking  association  publishes reports of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining  authority,  then for purposes of this Section the combined capital and surplus of such corporation shall be  deemed to be its  combined  capital  and  surplus  as set  forth in its most  recent  report  of  condition  so published.  In case at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of this
Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.
Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof  to the  Depositor  and the  Master  Servicer.  Upon  receiving  such  notice of  resignation,  the
Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which instrument  shall be delivered to the  resigning  Trustee and one copy to the  successor  trustee.  If no successor trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  then the resigning  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor trustee.

(b)      If at any time the Trustee shall cease to be eligible in accordance  with the  provisions of  Section 8.06 and shall fail to resign after  written  request  therefor by the  Depositor,  or if at any time the Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the  Depositor  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the
Depositor   determines   that  the  Trustee  has  failed  (i)  to  distribute  or  cause  to  be   distributed   to
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying Agent (other than the Master  Servicer or the Depositor) for  distribution  or (ii) to otherwise  observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue  unremedied  for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii)
above) after the date on which written  notice of such  failure,  requiring  that the same be remedied,  shall have been given to the  Trustee by the  Depositor,  then the  Depositor  may remove the  Trustee and appoint a successor trustee  by  written  instrument  delivered  as  provided  in  the  preceding  sentence.  In  connection  with  the appointment of a successor trustee pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such  appointment  becomes  effective,  obtain from each Rating Agency written  confirmation  that the appointment  of any such  successor  trustee  will not result in the  reduction  of the ratings on any Class of the
Certificates below the lesser of the then current or original ratings on such Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this  Section shall  become  effective upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor  trustee  appointed as provided in  Section 8.07  shall execute,  acknowledge and deliver to the Depositor and to its predecessor  trustee an instrument  accepting such  appointment  hereunder,  and thereupon the  resignation or removal of the  predecessor  trustee shall become  effective and such  successor  trustee shall become  effective  and such  successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  hereunder,  with the like effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the  successor  trustee all
Mortgage  Files and related  documents and  statements  held by it hereunder  (other than any Mortgage Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor, the Master  Servicer and the  predecessor  trustee  shall  execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly  vesting and confirming in the successor  trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee  shall accept  appointment  as provided in this  Section unless  at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of appointment by a successor  trustee as provided in this Section,  the Depositor  shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.     Merger or Consolidation of Trustee.

         Any  corporation  or national  banking  association  into which the Trustee may be merged or  converted or with which it may be  consolidated or any corporation or national  banking  association  resulting from any merger, conversion  or  consolidation  to which the  Trustee  shall be a party,  or any  corporation  or  national  banking association  succeeding to the business of the Trustee,  shall be the successor of the Trustee hereunder,  provided such corporation or national banking  association  shall be eligible under the provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the  contrary  notwithstanding.  The  Trustee  shall  mail  notice of any such  merger or  consolidation  to the
Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver  all  instruments  to  appoint  one or  more  Persons  approved  by the  Trustee  to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust
Fund, and to vest in such Person or Persons,  in such capacity,  such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Master  Servicer and the Trustee may consider  necessary or desirable.  If the Master  Servicer  shall not have joined in such  appointment  within 15 days  after the  receipt by it of a request so to do, or in case an Event of

Default shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.
No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a successor
trustee  under  Section 8.06  hereunder,   and  no  notice  to  Holders  of  Certificates  of  the  appointment  of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this  Section 8.10,  all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be  incompetent  or unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any  separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and the  conditions  of this
Article VIII.  Each separate trustee and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the Trustee or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master  Servicer and the  Depositor,  or shall,  at the direction of the Master  Servicer and the Depositor,  appoint one or more  Custodians who are not Affiliates of the Depositor or the Master  Servicer to hold all or a portion of the Mortgage  Files as agent for the Trustee,  by entering into
a  Custodial   Agreement.   The  Trustee  is  hereby   directed   to  enter  into  a   Custodial   Agreement   with
[_______________].  Subject  to  Article VIII,  the  Trustee  agrees  to comply  with the  terms of each  Custodial
Agreement  and to  enforce  the  terms  and  provisions  thereof  against  the  Custodian  for the  benefit  of the
Certificateholders.  Each Custodian  shall be a depository  institution  subject to supervision by federal or state authority,  shall  have a combined  capital  and  surplus  of at least  $15,000,000  and shall be  qualified  to do business in the  jurisdiction  in which it holds any Mortgage File.  Each  Custodial  Agreement may be amended only as  provided  in  Section 11.01.  The  Trustee  shall  notify  the  Certificateholders  of the  appointment  of any
Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

         The  Trustee  shall  maintain  an  office  or  agency  in  [_______________]  where  Certificates  may  be surrendered  for  registration  of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee  shall  maintain an office at the  address  stated in Section  11.05(c)  hereof  where  notices  and  demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13.     DTC Letter of Representations.

         The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.     [Hedge Agreement.]

         [The  Trustee  is hereby  authorized  and  directed  to, and  agrees  that it shall,  enter into the Hedge
Agreement on behalf of the Trust Fund.]

                                                    ARTICLE IX

                                                    TERMINATION

Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)      Subject to Section 9.02,  the respective  obligations and  responsibilities  of the Depositor,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Depositor to send certain  notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
Mortgage Loan remaining in the Trust Fund or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)     at the option of the Master  Servicer or the Holder of the  Class SB  Certificates  as provided in Section
9.01(f),  the purchase of all Mortgage  Loans and all property  acquired in respect of any Mortgage Loan  remaining in the Trust Fund,  at a price equal to 100% of the unpaid  principal  balance of each  Mortgage  Loan (or, if less than such unpaid  principal  balance,  the fair market value of the related  underlying  property of such  Mortgage
Loan with  respect to  Mortgage  Loans as to which title has been  acquired if such fair market  value is less than such unpaid  principal  balance) (and if such purchase is made by the Master Servicer only, net of any unreimbursed
Advances  attributable to principal) on the day of repurchase,  plus accrued  interest  thereon at the Net Mortgage
Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan),  to, but not including,  the first day of the month in which such repurchase price is distributed;

provided,  however,  that in no event shall the trust created  hereby  continue  beyond the  expiration of 21 years from the death of the last  survivor of the  descendants  of Joseph P. Kennedy,  the late  ambassador of the United
States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification of any REMIC created hereunder as a REMIC.

         The  purchase  price  paid  by  the  Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as
applicable,  pursuant to Section  9.01(a)(ii)  shall also include any amounts owed by Residential  Funding pursuant to the last  paragraph of Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense that  resulted  from a breach of the  representation  and warranty set forth in clause  (xlvii) of Section 4 of the
Assignment Agreement that remain unpaid on the date of such purchase.

         The right of the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  to purchase all of the Mortgage  Loans pursuant to clause (ii) above is  conditioned  upon the date of such purchase  occurring on or after the  Optional  Termination  Date.  If such  right is  exercised  by the  Master  Servicer,  the  Master
Servicer  shall be deemed to have been  reimbursed  for the full amount of any  unreimbursed  Advances  theretofore made by it with respect to the Mortgage Loans being  purchased.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required  by Section  3.15,  and the  Trustee  and any  Custodian  shall,  promptly following  payment  of  the  purchase  price,  release  to  the  Master  Servicer  or the  Holder  of the  Class SB
Certificates, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any  Distribution  Date on or after the Optional  Termination  Date, the
Master Servicer or the Holder of the Class SB  Certificates as provided in Section  9.01(f),  shall have the right, at its option, to purchase the [Class A  Certificates,  Class M  Certificates,  Class B  Certificates] and Class SB
Certificates  in whole,  but not in part,  at a price  equal to the sum of the  outstanding  Certificate  Principal
Balance of such  Certificates  plus the sum of one month's Accrued  Certificate  Interest  thereon,  any previously unpaid Accrued Certificate  Interest,  and any unpaid Prepayment Interest Shortfalls  previously  allocated thereto and, in the case of Prepayment Interest Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate, plus, with respect to any optional termination by the Holder of the Class SB  Certificates,  an amount equal to all accrued and unpaid Servicing Fees and reimbursement for all unreimbursed  Advances and Servicing Advances,  in each case  through  the date of such  optional  termination.  If the  Master  Servicer  or the  Holder  of the  Class SB
Certificates,  as  applicable,  exercises this right to purchase the  outstanding  [Class A  Certificates,  Class M
Certificates,  Class B Certificates] and Class SB  Certificates,  the Master Servicer or the Holder of the Class SB
Certificates,  as applicable,  will promptly  terminate the respective  obligations  and  responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

(b)      The Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable,  shall give the Trustee
(and the Master  Servicer if the Holder of the Class SB  Certificates  is  exercising  its option) not less than 60 days'  prior  notice of the  Distribution  Date on which (1) the  Master  Servicer  or the  Holder of the  Class SB
Certificates,  as applicable,  anticipates  that the final  distribution  will be made to  Certificateholders  as a result of the exercise by the Master  Servicer or the Holder of the Class SB  Certificates,  as applicable,  of its right to  purchase  the  Mortgage  Loans  or on  which  (2) the  Master  Servicer  or the  Holder  of the  Class SB
Certificates,  as applicable,  anticipates that the  Certificates  will be purchased as a result of the exercise by the Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  to purchase  the  outstanding
Certificates.  Notice of any  termination,  specifying the anticipated  Final  Distribution  Date (which shall be a date  that  would  otherwise  be a  Distribution  Date)  upon  which the  Certificateholders  may  surrender  their
Certificates  to the  Trustee  (if so required  by the terms  hereof)  for  payment of the final  distribution  and cancellation  or notice of any purchase of the  outstanding  Certificates,  specifying the  Distribution  Date upon which the Holders may  surrender  their  Certificates  to the Trustee for payment,  shall be given  promptly by the
Master  Servicer  (if it is  exercising  the right to purchase the  Mortgage  Loans or to purchase the  outstanding
Certificates),  or by the  Trustee  (in any other  case) by letter  to the  Certificateholders  (with a copy to the
Certificate  Registrar)  mailed  not  earlier  than the 15th day and not later  than the 25th day of the month next preceding the month of such final distribution specifying:

(i)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation and surrender of Certificates at the office or agency of the Trustee therein  designated where required  pursuant to this Agreement or, in the case of the purchase by the Master  Servicer or the Holder of the Class SB  Certificates,  as applicable,  of the outstanding  Certificates,  the Distribution Date on which such purchase is made,

(ii)     the amount of any such final  payment  or, in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(iii)    that the Record Date otherwise  applicable to such Distribution  Date is not applicable,  and that payment will be made only upon  presentation  and  surrender  of the  Certificates  at the office or agency of the  Trustee therein specified.

         If the Master  Servicer  or the Trustee is  obligated  to give  notice to  Certificateholders  as required
above,  it  shall  give  such  notice  to  the  Certificate   Registrar  at  the  time  such  notice  is  given  to
Certificateholders.  In the event of a purchase of the Mortgage  Loans by the Master  Servicer or the Holder of the

Class SB  Certificates,  as  applicable,  the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  shall deposit in the Certificate  Account before the Final Distribution Date in immediately  available funds an amount  equal to the  purchase  price  computed  as  provided  above.  As a result of the  exercise by the
Master  Servicer  or the  Holder  of the  Class SB  Certificates,  as  applicable,  of its  right to  purchase  the outstanding  Certificates,  the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  shall deposit  in the  Certificate  Account  before  the  Distribution  Date on  which  such  purchase  is to  occur,  in immediately  available  funds,  an amount equal to the  purchase  price for the  Certificates  computed as provided above,  and provide  notice of such  deposit to the  Trustee.  The Trustee  shall  withdraw  from such  account the amount  specified in subsection  (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection  (c) below.  The Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  shall provide to the Trustee written  notification of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason, the
Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon   presentation  and  surrender  of  the  [Class A   Certificates,   Class M   Certificates,   Class B
Certificates] and Class SB  Certificates by the  Certificateholders  thereof,  the Trustee shall distribute to such
Certificateholders  (i) the amount  otherwise  distributable on such  Distribution  Date, if not in connection with the Master  Servicer's or the Holder's of the Class SB  Certificates,  as  applicable,  election to repurchase  the
Mortgage Loans or the outstanding [Class A Certificates,  Class M Certificates,  Class B Certificates] and Class SB
Certificates,  or (ii) if the Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  elected to so repurchase  the Mortgage  Loans or the  outstanding  [Class A  Certificates,  Class M  Certificates,  Class B
Certificates]  and  Class SB  Certificates,  an amount  equal to the price  paid  pursuant  to  Section  9.01(a) as follows:  first, with respect to any optional  termination by the Holder of the Class SB  Certificates,  payment of any accrued and unpaid Servicing Fees and reimbursement for all unreimbursed  Advances and Servicing  Advances,  in each case  through the date of such  optional  termination,  to the Master  Servicer,  second,  with respect to the
[Class A Certificates,  pari passu, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate
Interest thereon for the related Interest Accrual Period and any previously  unpaid Accrued  Certificate  Interest, third, with respect to the Class M-1  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus
Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued
Certificate Interest,  fourth, with respect to the Class M-2  Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any
previously  unpaid  Accrued  Certificate  Interest,  fifth,  with  respect  to  the  Class M-3  Certificates,   the
outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest,  sixth,  with respect to the
Class M-4  Certificates,  the outstanding  Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  seventh, with respect to the Class M-5  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate Interest,  eighth, with respect to the Class M-6  Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any
previously  unpaid  Accrued  Certificate  Interest,  ninth,  with  respect  to  the  Class M-7  Certificates,   the
outstanding  Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related
Interest  Accrual  Period and any  previously  unpaid  Accrued  Certificate  Interest,  tenth,  with respect to the
Class M-8  Certificates,  the outstanding  Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  eleventh, with respect to the Class M-9  Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate  Interest,  twelfth, with respect to the Class B  Certificates,  the outstanding  Certificate Principal
Balance  thereof,  plus  Accrued  Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously  unpaid Accrued  Certificate  Interest,  tenth, to the Class A  Certificates,  Class M  Certificates and
Class B  Certificates,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution
Date  or  remaining  unpaid  from  prior  Distribution  Dates  and  accrued  interest  thereon  at  the  applicable
Pass-Through  Rate,  on a pro rata  basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto  for such
Distribution Date or remaining unpaid from prior Distribution Dates, and eleventh, to the Class SB Certificates, all remaining amounts.]

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer (if it exercised its right to purchase the  Mortgage  Loans) or the Trustee  (in any other  case),  shall give a second  written  notice to the  remaining
Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered for  cancellation,  the Trustee  shall take  appropriate  steps as  directed by the Master  Servicer to contact the remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of maintaining the Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the
Certificate  Account.  If  within  nine  months  after  the  second  notice  any  Certificates  shall not have been surrendered  for  cancellation,  the Trustee  shall pay to the Master  Servicer  all amounts  distributable  to the holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the Certificate  Account or by the Master  Servicer as a result of such  Certificateholder's  failure to surrender  its  Certificate(s)  for final payment  thereof in  accordance  with this  Section 9.01 and the  Certificateholders  shall look only to the Master
Servicer for such payment.

(e)      If any  Certificateholders  do not surrender  their  Certificates  on or before the  Distribution  Date on which a purchase of the  outstanding  Certificates  is to be made, the Master  Servicer shall give a second written notice to such  Certificateholders  to surrender their Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate  shall not have been  surrendered for  cancellation,  the
Trustee  shall  take  appropriate  steps as  directed  by the  Master  Servicer  to  contact  the  Holders  of such
Certificates  concerning  surrender of their  Certificates.  The costs and expenses of maintaining  the Certificate
Account  and of  contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate
Account.  If within  nine months  after the second  notice any  Certificates  shall not have been  surrendered  for cancellation  in  accordance  with this  Section 9.01,  the Trustee  shall pay to the Master  Servicer  all amounts distributable  to the Holders  thereof and shall have no further  obligation  or liability  therefor and the Master
Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount  held in the  Certificate  Account or by the Master  Servicer as a
result of such  Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this
Section 9.01.  Any Certificate  that is not surrendered on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as provided  above will be deemed to have been  purchased and the Holder as of such date will have no rights  with  respect  thereto  except to receive  the  purchase  price  therefor  minus any costs and expenses  associated with such Certificate  Account and notices  allocated  thereto.  Any Certificates so purchased or deemed to have been  purchased  on such  Distribution  Date  shall  remain  outstanding  hereunder.  The  Master
Servicer shall be for all purposes the Holder thereof as of such date.

(f)      With respect to the first possible  Optional  Termination  Date,  the Master  Servicer shall have the sole option to exercise the purchase  options  described in Section 9.01(a) and the Holder of the Class SB  Certificates
shall have no claim  thereto.  If,  however,  the Master  Servicer  elects not to  exercise  one of its  options to purchase  pursuant to Section 9.01(a) with respect to the first possible  Optional  Termination Date, the Holder of the  Class SB  Certificates  shall have the sole option to  exercise  the  purchase  options  described  in Section
9.01(a) on the second possible  Optional  Termination Date and the Master Servicer shall have no claim thereto.  If the Holder of the Class SB  Certificates  elects not to exercise one of its options to purchase pursuant to Section
9.01(a) with respect to the second possible  Optional  Termination Date, it shall lose such right and have no claim to exercise  any purchase  options  pursuant to this Section 9.01  thereafter.  Beginning  with the third  possible
Optional  Termination  Date and  thereafter,  the Master  Servicer shall again have the sole option to exercise the purchase options described in Section 9.01(a).

Section 9.02.     Additional Termination Requirements.

(a)      [Each of REMIC I and REMIC II , as the case may be, shall be terminated  in accordance  with the following additional  requirements,  unless the Trustee and the Master  Servicer have  received an Opinion of Counsel  (which
Opinion of Counsel  shall not be an expense of the  Trustee) to the effect  that the  failure of any  REMIC created hereunder to comply with the requirements of this  Section 9.02  will not (i) result in the imposition on the Trust
Fund of taxes  on  "prohibited  transactions,"  as  described  in  Section 860F  of the  Code,  or (ii)  cause  any
REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)      The Master  Servicer shall  establish a 90-day  liquidation  period for each of REMIC I and REMIC II,  and specify the first day of such  period in a statement  attached  to the Trust  Fund's  final Tax Return  pursuant to
Treasury  regulations  §1.860F-1;.  The Master  Servicer also shall satisfy all of the  requirements  of a qualified liquidation for each of REMIC I and REMIC II, under Section 860F of the Code and the regulations thereunder;

(ii)     The Master Servicer shall notify the Trustee at the  commencement of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the Trustee  shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)    If the Master  Servicer  is  exercising  its right to purchase  the assets of the Trust  Fund,  the Master
Servicer shall,  during the 90-day liquidation period and at or prior to the Final Distribution Date,  purchase all of the assets of the Trust Fund for cash;]

(b)      [Each  Holder of a  Certificate  and the Trustee  hereby  irrevocably  approves  and  appoints  the Master
Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.]

                                                    ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      [The REMIC  Administrator  shall make an election  to treat each of REMIC I and  REMIC II as a REMIC under the Code  and,  if  necessary,  under  applicable  state  law.  Such  election  will be made on Form  1066 or other appropriate  federal tax or  information  return  (including  Form 8811) or any  appropriate  state  return for the taxable  year  ending on the last day of the  calendar  year in which the  Certificates  are  issued.  The  REMIC I
Regular  Interests  shall  be  designated  as the  "regular  interests"  and the  Class R-I  Certificates  shall be designated  as the sole  Class of  "residual  interests"  in  REMIC I.  The  REMIC II  Regular  Interests  shall be designated as the "regular  interests"  and the  Class R-II  Certificates  shall be designated as the sole Class of
"residual  interests"  in REMIC II.  The REMIC  Administrator  and the Trustee shall not permit the creation of any
"interests"  (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the REMIC I Regular
Interests, the REMIC II Regular Interests and the Certificates.]

(b)      The Closing Date is hereby  designated as the "startup  day" of each of [REMIC I and REMIC II]  within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)      [The REMIC  Administrator  shall hold a Class R  Certificate in each REMIC representing a 0.01% Percentage
Interest of the  Class R  Certificates  in each REMIC and shall be  designated  as the "tax  matters  person"  with respect to each of REMIC I and REMIC II in the manner provided under Treasury regulations  Section 1.860F-4(d)  and
Treasury regulations  Section 301.6231(a)(7)-1.  The REMIC  Administrator,  as tax matters person, shall (i) act on behalf of each of REMIC I and REMIC II in relation to any tax matter or  controversy  involving  the Trust Fund and
(ii) represent the Trust Fund in any administrative or judicial  proceeding  relating to an examination or audit by any  governmental  taxing  authority  with  respect  thereto.  The legal  expenses,  including  without  limitation attorneys' or accountants'  fees, and costs of any such proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the REMIC Administrator  shall be entitled to reimbursement  therefor out of amounts attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by  Section 3.10  unless such legal  expenses and costs are incurred by reason of the REMIC  Administrator's  willful  misfeasance,  bad faith or gross negligence.  If the REMIC Administrator is no longer the Master Servicer  hereunder,  at its option the REMIC
Administrator  may continue its duties as REMIC  Administrator  and shall be paid  reasonable  compensation  not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.]

(d)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne  by the  REMIC  Administrator  without  any  right of  reimbursement  therefor.  The  REMIC
Administrator  agrees to indemnify and hold harmless the Trustee with respect to any tax or liability  arising from the  Trustee's  signing of Tax Returns that contain  errors or  omissions.  The Trustee and Master  Servicer  shall promptly provide the REMIC  Administrator  with such information as the REMIC  Administrator  may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)      The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee and the Trustee shall forward to the  Certificateholders  such information  or  reports  as are  required  by the Code or the  REMIC  Provisions  including  reports  relating  to interest,  original issue discount,  if any, and market  discount or premium (using the Prepayment  Assumption) and
(iii) to the Internal  Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)      The Master  Servicer  and the REMIC  Administrator  shall  take such  actions  and shall  cause each REMIC
created   hereunder  to  take  such  actions  as  are  reasonably   within  the  Master  Servicer's  or  the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be necessary or desirable to maintain the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee shall assist the
Master  Servicer and the REMIC  Administrator,  to the extent  reasonably  requested by the Master Servicer and the
REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth  herein,  the Master
Servicer and the REMIC  Administrator  shall not knowingly or intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within  their  respective control and the scope of duties more specifically set forth herein,  that, under the REMIC Provisions,  if taken or not taken,  as the case may be, could  (i) endanger  the status of any  REMIC created  hereunder as a REMIC or (ii)
result in the  imposition  of a tax upon any  REMIC created  hereunder  (including  but not  limited  to the tax on prohibited  transactions as defined in  Section 860F(a)(2) of the Code (except as provided in Section 2.04) and the tax on  contributions  to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the absence of an Opinion of Counsel or the  indemnification  referred to in this  sentence,  an "Adverse REMIC Event") unless the
Master Servicer or the REMIC  Administrator,  as applicable,  has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the
REMIC  Administrator,  as applicable,  determines that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the  expense  of the Trust  Fund,  but in no event at the  expense  of the  Master
Servicer,  the REMIC  Administrator  or the  Trustee) to the effect  that the  contemplated  action will not,  with respect to the Trust Fund  created  hereunder,  endanger  such status or,  unless the Master  Servicer or the REMIC
Administrator  or both,  as  applicable,  determine in its or their sole  discretion  to  indemnify  the Trust Fund against  the  imposition  of such a tax,  result in the  imposition  of such a tax.  Wherever  in this  Agreement a contemplated  action may not be taken because the timing of such action might result in the  imposition of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may  nonetheless be taken provided that the indemnity  given in the preceding  sentence with  respect to any taxes that might be imposed on the Trust Fund has been given and that all other  preconditions to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder)  as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action or inaction,  as the case may be. In  addition,  prior to taking any action with respect to the Trust Fund or its  assets,  or causing  the Trust Fund to take any  action,  which is not  expressly permitted  under the terms of this  Agreement,  the Trustee  shall  consult  with the Master  Servicer or the REMIC
Administrator,  as  applicable,  or its  designee,  in writing,  with respect to whether such action could cause an
Adverse  REMIC  Event to occur with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the  Trust  Fund to take any such  action as to which the  Master  Servicer  or the REMIC  Administrator,  as
applicable,  has advised it in writing that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not  expressly  permitted by this  Agreement,  but in no event at the expense of the  Master  Servicer  or the REMIC  Administrator.  At all times as may be  required  by the Code,  the
Master Servicer or the REMIC Administrator,  as applicable,  will to the extent within its control and the scope of its  duties  more  specifically  set  forth  herein,  maintain  substantially  all of the  assets  of the  REMIC as

"qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code and  "permitted  investments"  as defined in
Section 860G(a)(5) of the Code.

(g)      In the event  that any tax is imposed on  "prohibited  transactions"  of any REMIC  created  hereunder  as defined in Section  860F(a)(2)  of the Code, on "net income from  foreclosure  property" of any REMIC as defined in
Section  860G(c) of the Code,  on any  contributions  to any REMIC  after the  Startup  Date  therefor  pursuant to
Section  860G(d) of the Code, or any other tax imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the  Master  Servicer,  if such tax  arises  out of or results  from a breach by the Master  Servicer in its role as Master  Servicer  or REMIC  Administrator  of any of its  obligations under this  Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against  such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or  (iii) otherwise  against amounts on deposit in the Custodial  Account as provided by Section 3.10 and on the  Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Master  Servicer  shall,  for federal income tax purposes,  maintain books and records with  respect to each REMIC on a calendar  year and on an accrual  basis or as  otherwise  may be  required  by the
REMIC Provisions.

(i)      Following the Startup  Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions of assets to any REMIC  unless  (subject  to  Section 10.01(f))  the Master  Servicer  and the  Trustee  shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the  inclusion  of such  assets in any REMIC  will not cause any  REMIC created  hereunder  to fail to qualify as a
REMIC at any time that any  Certificates  are  outstanding  or  subject  any such  REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither  the  Master  Servicer  nor the  Trustee  shall  (subject  to  Section 10.01(f))  enter  into  any arrangement by which any REMIC created  hereunder will receive a fee or other  compensation for services nor permit any  REMIC created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  the "latest  possible maturity  date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is
[________],  20[__],  which is the  Distribution  Date in the month  following  the last  scheduled  payment on any
Mortgage Loan.

(l)      Within 30 days after the Closing Date,  the REMIC  Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers
of Collateralized Debt Obligations" for the Trust Fund.

(m)      Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage
Loans (except in connection  with (i) the default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii)
the  bankruptcy of the Trust Fund,  (iii) the  termination of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) or acquire any assets for any
REMIC or sell or dispose of any  investments  in the  Custodial  Account or the  Certificate  Account for gain,  or accept any  contributions  to any REMIC after the Closing  Date unless it has  received an Opinion of Counsel  that such sale,  disposition,  substitution or acquisition will not (a) affect adversely the status of any REMIC created hereunder as a REMIC or  (b) unless  the Master  Servicer has  determined  in its sole  discretion to indemnify the
Trust  Fund  against  such  tax,  cause  any  REMIC  to  be  subject  to a  tax  on  "prohibited  transactions"  or
"contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)      The Trustee  agrees to indemnify the Trust Fund,  the Depositor,  the REMIC  Administrator  and the Master
Servicer  for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees imposed on or incurred  by the Trust  Fund,  the  Depositor  or the  Master  Servicer,  as a result of a breach of the  Trustee's covenants set forth in  Article VIII  or this  Article X.  In the event that  Residential  Funding is no longer the
Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding for any taxes and costs  including,  without limitation,  any reasonable  attorneys  fees imposed on or incurred by Residential  Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)      The REMIC  Administrator  agrees to indemnify the Trust Fund, the Depositor,  the Master  Servicer and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund,  the  Depositor,  the Master  Servicer or the  Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without  limitation,  any penalties  arising from the Trustee's  execution of Tax Returns prepared by the
REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the REMIC  Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)      The Master Servicer  agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator  and the
Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee, as a result of a breach of the
Master  Servicer's  covenants set forth in this  Article X or in  Article III  with respect to compliance  with the
REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This Agreement or any Custodial  Agreement may be amended from time to time by the  Depositor,  the Master
Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity,

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be necessary or desirable to maintain  the  qualification  of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is outstanding  or to avoid or minimize the risk of the  imposition  of any tax on the Trust Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that (A) such  action is necessary or desirable to maintain such  qualification  or to avoid or minimize the risk of the  imposition of any such tax and (B) such action will not adversely  affect in any material  respect the interests of any Certificateholder,

(iv)     to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change  the name in which the  Custodial  Account  is  maintained,  provided  that (A) the  Certificate  Account
Deposit  Date shall in no event be later  than the  related  Distribution  Date,  (B) such  change  shall  not,  as
evidenced  by  an  Opinion  of  Counsel,   adversely   affect  in  any  material   respect  the  interests  of  any
Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating  assigned  to any Class of
Certificates  below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the
Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v)      to  modify,  eliminate  or add  to the  provisions  of  Section 5.02(g)  or  any  other  provision  hereof restricting  transfer of the Class R  Certificates  by virtue of their being the "residual  interests" in the Trust
Fund  provided  that (A) such  change  shall not result in  reduction  of the rating  assigned to any such Class of
Certificates  below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the
Closing  Date,  as  evidenced  by a letter from each Rating  Agency to such  effect,  and (B) such change shall not
(subject to  Section 10.01(f)),  as evidenced  by an Opinion of Counsel (at the expense of the party  seeking so to modify,  eliminate or add such provisions),  cause the Trust Fund or any of the Certificateholders  (other than the transferor)  to be subject to a federal tax caused by a transfer  to a Person  that is not a Permitted  Transferee,
or

(vi)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement or such
Custodial  Agreement which shall not be materially  inconsistent  with the provisions of this  Agreement,  provided that such action  shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder and is authorized or permitted under Section 11.01.

(b)      This  Agreement or any  Custodial  Agreement may also be amended from time to time by the  Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  with a  Certificate  Principal  Balance  greater  than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     adversely  affect in any material  respect the interest of the Holders of  Certificates  of any Class in a manner other than as described in clause (i) hereof  without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)    reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates  of such
Class then outstanding.

(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party seeking such  amendment)  to the effect that such  amendment or the exercise of any power  granted to the Master  Servicer, the Depositor or the Trustee in accordance  with such  amendment will not result in the imposition of a federal tax on the  Trust  Fund or cause  any  REMIC created  hereunder  to fail to  qualify  as a REMIC  at any time  that any
Certificate is  outstanding;  provided,  that if the indemnity  described in  Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been given,  the Trustee  shall not require the delivery to it of the Opinion of Counsel  described  in this  Section 11.01(c).  The Trustee may but shall not be  obligated to enter into any amendment  pursuant to this Section that  affects its rights,  duties and immunities and this Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the
substance  of  such  amendment  to  each  Certificateholder.   It  shall  not  be  necessary  for  the  consent  of
Certificateholders  under this  Section 11.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)      The  Depositor  shall have the option,  in its sole  discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment  obligation,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or a reserve fund, or any  combination  of the  foregoing,  for the purpose of protecting the Holders of the Class R  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any  REMIC.  To the  extent  that any such  instrument  or fund constitutes  a reserve  fund for federal  income tax  purposes,  (i) any reserve  fund so  established  shall be an outside  reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor, and (iii) amounts  transferred  by such REMIC to any such reserve fund shall be treated as amounts  distributed  by such REMIC to the Depositor or any successor,  all within the meaning of Treasury  regulations  Section 1.860G-2(h)
in  effect  as of the  Cut-off  Date.  In  connection  with the  provision  of any such  instrument  or fund,  this
Agreement and any provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the  establishment or  administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the Depositor  and such related  insurer but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of the Certificateholders,  the Master Servicer or the Trustee, as applicable;  provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of  Independent  counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions"  under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under Section  860G(d)(1)  of the Code and (b) any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificate is outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty  provided by General Motors  Acceptance  Corporation,  the Depositor may elect that the text of such amendment to this Agreement  shall be  substantially  in the form attached hereto as Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate  Loss Obligation as described in such exhibit shall be established by Residential  Funding's  consent to such  amendment) and that the limited  guaranty shall be executed in the form  attached  hereto as Exhibit L, with such changes as the  Depositor  shall deem to be  appropriate;  it being  understood  that the Trustee has  reviewed  and  approved  the content of such forms and that the  Trustee's consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)      To the extent  permitted by applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or  elsewhere,  such  recordation  to be effected by the Master  Servicer  and at its expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the Voting  Rights), but only upon  direction  accompanied by an Opinion of Counsel to the effect that such  recordation  materially and beneficially affects the interests of the Certificateholders.

(b)      For the purpose of  facilitating  the  recordation  of this  Agreement  as herein  provided  and for other purposes, this Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights, obligations and liabilities of any of the parties hereto.

(b)      No  Certificateholder  shall have any right to vote (except as expressly provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute
the   Certificateholders   from  time  to  time  as  partners  or  members  of  an   association;   nor  shall  any
Certificateholder  be under any  liability to any third person by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously shall have given to the Trustee a written notice of default and of the continuance  thereof,  as hereinbefore  provided,  and unless also the Holders of Certificates  of any Class  evidencing in the aggregate not less than 25% of the related  Percentage  Interests of such Class, shall have made written request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the
Trustee such  reasonable  indemnity as it may require  against the costs,  expenses and  liabilities to be incurred therein  or  thereby,  and the  Trustee,  for 60 days  after  its  receipt  of such  notice,  request  and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended, and being expressly covenanted by each  Certificateholder with every other  Certificateholder and the
Trustee,  that no one or more Holders of  Certificates  of any Class shall have any right in any manner whatever by virtue of any  provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder,  or to enforce any right under this  Agreement,  except in the manner herein provided and for the  common  benefit  of  Certificateholders  of  such  Class  or all  Classes,  as the  case  may be.  For the protection and  enforcement  of the  provisions of this  Section 11.03,  each and every  Certificateholder  and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

         This  agreement and the  Certificates  shall be governed by and  construed in accordance  with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be  determined in accordance with such laws.

Section 11.05.    Notices.

         All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale
Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437,  Attention: President  (RASC), or such other address as may hereafter be furnished to the Master  Servicer and the Trustee in writing by the Depositor;  (b) in the case of the Master Servicer,  2255 North Ontario Street,  Burbank,  California 91504-3120,  Attention:  Bond Administration
or such other  address as may be hereafter  furnished to the  Depositor  and the Trustee by the Master  Servicer in
writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished  to the  Depositor  and the Master  Servicer in writing by the  Trustee;  (d) in the case of  [Standard &
Poor's,  55 Water Street, New York, New York 10041;  Attention:  Mortgage Surveillance or such other address as may be hereafter  furnished to the  Depositor,  Trustee and Master  Servicer by Standard & Poor's];  (e) in the case of
[Moody's, 99 Church Street, New York, New York 10007,  Attention: ABS Monitoring Department,  or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by Moody's,] and
(f) [in the case of the  Hedge  Agreement  Provider,  [__________________________________________],  or such  other address as may be  hereafter  furnished  to the  Depositor,  the Trustee and the Master  Servicer in writing by the
Hedge  Agreement  Provider].  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage  prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time  prescribed in this  Agreement  shall be  conclusively  presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Notices to Rating Agencies.

         The Depositor,  the Master  Servicer or the Trustee,  as  applicable,  shall notify each Rating Agency and each  Subservicer  at such time as it is  otherwise  required  pursuant  to this  Agreement  to give  notice of the occurrence  of, any of the events  described in clause (a),  (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating  Agency and each  Subservicer  at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)      a material change or amendment to this Agreement,

(b)      the occurrence of an Event of Default,

(c)      the  termination  or  appointment  of a successor  Master  Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)      the filing of any claim under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions insurance  policy  required  by  Section 3.12  or the  cancellation  or  modification  of  coverage  under any such instrument,

(e)      the  statement  required  to be  delivered  to the  Holders  of each  Class of  Certificates  pursuant  to
Section 4.03,

(f)      the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)      a change in the location of the Custodial Account or the Certificate Account,

(h)      the  occurrence of any monthly cash flow shortfall to the Holders of any Class of  Certificates  resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)      the occurrence of the Final Distribution Date, and

(j)      the repurchase of or substitution for any Mortgage Loan,  provided,  however,  that with respect to notice of the  occurrence  of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide prompt written notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the
Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

(a)      This  Agreement  may  be  supplemented  by  means  of  the  addition  of  a  separate   Article hereto  (a
"Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates  issued  hereunder,  under the following  circumstances.  With respect to any Class or Classes of Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor or any of its Affiliates (or any designee  thereof) is the registered
Holder (the  "Resecuritized  Certificates"),  the Depositor may deposit such Resecuritized  Certificates into a new
REMIC, grantor trust or custodial arrangement  (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a
Supplemental  Article.  The instrument adopting such Supplemental  Article shall be executed by the Depositor,  the
Master  Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective  interests would not be materially  adversely  affected thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the Certificates  initially issued  hereunder,  the adoption of the  Supplemental  Article shall  not constitute an
"amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates  by the  Restructuring  Vehicle and the  distributions  to be made thereon,  and any other  provisions  necessary  to the  purposes  thereof.  In  connection  with each  Supplemental
Article,  the  Depositor  shall  deliver  to the  Trustee  an  Opinion  of  Counsel  to the  effect  that  (i)  the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation for federal income  tax  purposes  and (ii) the  adoption  of the  Supplemental  Article will  not  endanger  the status of any
REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon the Trust Fund  (including  but not limited  to the  tax on  prohibited  transaction  as  defined  in  Section 860F(a)(2)  of the  Code  and the tax on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

                                                    ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of the Parties; Reasonableness.

          The  Depositor,  the  Trustee  and the Master  Servicer  acknowledge  and agree that the  purpose of this
Article XII is to facilitate  compliance by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Depositor shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the  Exchange  Act.  Each  of the  Master  Servicer  and  the  Trustee  acknowledges  that  interpretations  of the requirements  of  Regulation  AB may  change  over time,  whether  due to  interpretive  guidance  provided  by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests  made by the  Depositor in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Master
Servicer and the Trustee shall  cooperate  fully with the Depositor to deliver to the Depositor  (including  any of its assignees or designees),  any and all statements,  reports,  certifications,  records and any other information necessary in the good faith  determination  of the  Depositor to permit the  Depositor or such  Depositor to comply with the provisions of Regulation AB, together with such disclosures  relating to the Master Servicer,  the Trustee and the Mortgage  Loans,  or the  servicing  of the  Mortgage  Loans,  reasonably  believed by the  Depositor to be necessary in order to effect such compliance.

Section 12.02.    Additional Representations and Warranties of the Trustee.

(a)      The Trustee  shall be deemed to represent to the  Depositor as of the date on which  information  is first provided to the Depositor  under Section 12.03 that,  except as disclosed in writing to the Depositor prior to such date: (i) it is not aware and has not received notice that any default,  early  amortization  or other  performance triggering  event has occurred as to any other  Securitization  Transaction due to any act or failure to act of the
Trustee;  (ii) it has not been  terminated as trustee in a  securitization  of mortgage  loans;  (iii) there are no aspects of its  financial  condition  that could have a material  adverse  effect on the  performance  by it of its trustee  obligations  under this  Agreement  or any other  Securitization  Transaction;  (iv) there are no material legal or  governmental  proceedings  pending  (or  known to be  contemplated)  against  it;  and (v)  there  are no affiliations,  relationships or transactions  relating to the Trustee with respect to the Depositor or any sponsor, issuing entity,  servicer,  trustee,  originator,  significant  obligor,  enhancement or support  provider or other material  transaction  party (as such terms are used in Regulation AB) relating to the  Securitization  Transaction contemplated by the Agreement (each, a "Transaction Party").

(b)      If so requested by the Depositor on any date  following the date on which  information  is first  provided to the Depositor  under Section  12.03,  the Trustee  shall,  within five  Business  Days  following  such request, confirm in writing the accuracy of the  representations  and  warranties set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such request or such  confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 12.03.    Information to Be Provided by the Trustee.

(a)      If so  requested  by the  Depositor  for the purpose of  satisfying  its  reporting  obligation  under the
Exchange Act with respect to any class of  Certificates,  the Trustee  shall (i) notify the Depositor in writing of
(A) any material  litigation or governmental  proceedings  pending against the Trustee and (B) any  affiliations or relationships  that develop  following  the Closing Date between the Trustee and any  Transaction  Party,  and (ii)
provide to the Depositor a written description of such proceedings, affiliations or relationships.

(b)      In addition to such  information  as the Trustee is obligated to provide  pursuant to other  provisions of this  Agreement,  if so  requested  by the  Depositor , the  Trustee  shall  provide  such  information  reasonably available to the Trustee  regarding the  performance or servicing of the Mortgage  Loans as is reasonably  required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

Section 12.04.    Report on Assessment of Compliance and Attestation.

          On or before March 15 of each calendar year, the Trustee shall:

(a)      deliver to the  Depositor  a report  (in form and  substance  reasonably  satisfactory  to the  Depositor)
regarding the Trustee's  assessment of compliance  with the Servicing  Criteria  during the  immediately  preceding calendar  year,  as required  under Rules  13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB.
Such report shall be addressed  to the  Depositor  and signed by an  authorized  officer of the Trustee,  and shall address  each of the  Servicing  Criteria  specified  on a  certification  substantially  in the form of  Exhibit S hereto; and

(b)      deliver to the Depositor a report of a registered  public  accounting  firm  reasonably  acceptable to the
Depositor  that  attests  to, and reports  on, the  assessment  of  compliance  made by the  Trustee and  delivered pursuant to the preceding  paragraph.  Such  attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g)
of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)      The Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  the Master Servicer and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates or each Person who controls  any of such  parties  (within  the  meaning  of Section 15 of the  Securities  Act and  Section 20 of the
Exchange Act);  and the  respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and  shall  hold  each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)      (A)               any untrue  statement  of a material  fact  contained  or alleged to be contained in any information,  report,  certification,  accountants'  letter or other material provided under this Article XII by or on behalf of the Trustee  (collectively,  the "Trustee  Information"),  or (B) the omission or alleged  omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information or necessary in order to make  the  statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not misleading;  provided,  by way of  clarification,  that clause (B) of this paragraph  shall be construed  solely by reference to the Trustee  Information  and not to any other  information  communicated in connection with a sale or purchase of  securities,  without  regard to whether the Trustee  Information  or any portion  thereof is presented together with or separately from such other information;

(ii)     any failure by the Trustee to deliver  any  information,  report,  certification,  accountants'  letter or other material when and as required under this Article XII; or

(iii)    any breach by the Trustee of a  representation  or warranty set forth in Section  12.02(a) or in a writing furnished pursuant to Section 12.02(b).

(b)      In the case of any failure of  performance  described in clause (ii) of this  Section,  the Trustee  shall promptly  reimburse  the  Depositor  for all costs  reasonably  incurred  by each such party in order to obtain the information,  report,  certification,  accountants'  letter or other  material  not  delivered  as  required by the
Trustee.

         IN WITNESS  WHEREOF,  the  Depositor,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                             RESIDENTIAL ASSET SECURITIES CORPORATION

                                                             By:
                                                                 Name:
                                                                 Title:
                                                             RESIDENTIAL FUNDING CORPORATION

                                                             By:
                                                                 Name:
                                                                 Title:
                                                             [_______________________________]
                                                             as Trustee

                                                             By:
                                                                  Name:
                                                                  Title:

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of [_____]  20[__] before me, a notary public in and for said State,  personally  appeared
____________,  known  to me to be a [Vice  President]  of  Residential  Asset  Securities  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     Notary Public

                                                     ________________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF HENNEPIN                 )

         On the ____ day of [_____]  20[__] before me, a notary public in and for said State,  personally  appeared
___________,  known to me to be an [Associate] of Residential  Funding  Corporation,  one of the corporations  that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ________________________________

[Notarial Seal]

STATE OF MINNESOTA                 )
                                   ) ss.:
COUNTY OF RAMSEY                   )

         On the ____ day of [____]  20[__] before me, a notary  public in and for said State,  personally  appeared
_____________,  known to me to be a [_________]  of  [______________],  a national  banking  association  organized under the laws of the United  States that  executed  the within  instrument,  and also known to me to be the person who  executed  it on behalf of said  banking  corporation  and  acknowledged  to me that such  banking  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     Notary Public

                                                     ____________________________________

[Notarial Seal]

                                                    FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986 [COUPLED WITH THE
RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL  PAYMENTS HEREON AND REALIZED LOSSES
ALLOCABLE  HERETO.  ACCORDINGLY,  FOLLOWING  THE INITIAL  ISSUANCE  OF THE  CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE OF THIS
CERTIFICATE  WILL BE DIFFERENT FROM THE  DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY TO THE ISSUER OR ITS
AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

CUSIP: _____________________                                 Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]
First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the  Class A-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed]  [adjustable]  interest rate, first [and  junior]  lien  mortgage  loans on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset  Securities  Corporation,  the  Master  Servicer,  the  Trustee  referred  to  below or  [________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality  or by  Residential  Asset  Securities  Corporation,  the Master  Servicer,  the Trustee or  [________] or any of their affiliates.  None of the  Depositor,  the Master  Servicer,  [__________]  or any of their  affiliates  will have any  obligation  with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate, first  lien  mortgage  loans  on one- to  four-  family  residential  properties,  sold by  Residential  Asset  Securities  Corporation
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement")  among the Depositor,  the Master
Servicer  and  [__________],  as trustee  (the  "Trustee"),  a summary of certain  of the  pertinent  provisions  of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the Business  Day  immediately  preceding  that
Distribution  Date (the  "Record  Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class A-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [______________].  The Initial  Certificate  Principal  Balance of this  Certificate  is set forth above.  The  Certificate
Principal  Balance  hereof will be reduced [to the extent of  distributions  allocable to principal and any Realized  Losses  allocable hereto] [from time to time pursuant to the Agreement].

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [_______________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT B

                                                    FORM OF CLASS M-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A  AND CLASS  M-[_]  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN INVESTOR"),  (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED
TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED,  67 FED. REG. 54487 (AUGUST 22, 2002), (THE "RFC EXEMPTION"),  AND THAT
IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION  INCLUDING THAT THIS  CERTIFICATE  MUST BE
RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER THAN  "BBB-" (OR ITS  EQUIVALENT)  BY  STANDARD & POOR'S,  FITCH OR MOODY'S OR  (C)(I) THE
TRANSFEREE  IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE  IS AN  "INSURANCE  COMPANY
GENERAL  ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND (III) THE
CONDITIONS  SET FORTH IN  SECTIONS  I AND III OF PTCE 95-60  HAVE BEEN  SATISFIED  (EACH  ENTITY  THAT  SATISFIES  THIS  CLAUSE  (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(f) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date: [____] 1, 20[__]                           [Fixed Pass-Through Rate]
First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the  Class M-[_]  Certificates with respect to a Trust Fund consisting primarily of a pool of [fixed]  [adjustable]  interest rate, first [and  junior]  lien  mortgage  loans on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset  Securities  Corporation,  the  Master  Servicer,  the  Trustee  referred  to  below or  [________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality  or by  Residential  Asset  Securities  Corporation,  the Master  Servicer,  the Trustee or  [________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [_______________]  or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that [Cede & Co.] is the registered owner of the Percentage  Interest  evidenced by this Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed]  [adjustable]  interest  rate, first lien mortgage loans on one- to four- family residential  properties (the "Mortgage Loans"),  sold by Residential Asset Securities
Corporation  (hereinafter  called the "Depositor," which term includes any successor entity under the Agreement referred to below). The
Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified above (the  "Agreement")  among the Depositor, the Master Servicer and [_____________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.
This  Certificate  is issued under and is subject to the terms,  provisions and  conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the Business  Day  immediately  preceding  that
Distribution  Date (the  "Record  Date"),  from the  related  Available  Distribution  Amount in an amount  equal to the product of the
Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class M-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class M Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [____________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [_______________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT C-1

                                             FORM OF RULE 144A GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  [AND CLASS B-1  CERTIFICATE] AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN  INVESTOR"),  OR (B) IT HAS  ACQUIRED  AND IS HOLDING  THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT  OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"),
AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION,  INCLUDING THAT THIS CERTIFICATE
MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR  MOODY'S OR
(C)(I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE

COMPANY  GENERAL  ACCOUNT"  (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(f) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL

BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]
First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B-1

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Securities  Corporation,  the Master  Servicer,  the Trustee  referred to below or  [_____________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality  or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or [_____________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [____________]  or any of their  affiliates  will have any obligation  with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with  respect to the Trust Fund  consisting  primarily  of an  interest  in a pool of fixed  interest  rate,  first lien mortgage loans on one- to four- family residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[____________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class B Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [_______________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              [___________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT C-2

                                       FORM OF TEMPORARY REGULATION S GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE  FOR  PURPOSES OF  REGULATION  S UNDER THE UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NEITHER THIS TEMPORARY  REGULATION S GLOBAL CLASS B CERTIFICATE  NOR ANY INTEREST
HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE AGREEMENT (AS DEFINED HEREIN).

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  [AND CLASS B-1  CERTIFICATE] AS
DESCRIBED IN THE AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE

FOREGOING,  A "PLAN  INVESTOR"),  OR (B) IT HAS  ACQUIRED  AND IS HOLDING  THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT  OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"),
AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION,  INCLUDING THAT THIS CERTIFICATE
MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR  MOODY'S OR
(C)(I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE
COMPANY  GENERAL  ACCOUNT"  (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION OF THE  RESTRICTIONS  IN  SECTION 5.02(f)  OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN

RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE

REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]
First Distribution Date:  [____], 20[__]                     Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B-1

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset  Securities  Corporation,  the Master  Servicer,  the  Trustee  referred to below or  [____________  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or [______________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [_____________]  or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with  respect to the Trust Fund  consisting  primarily  of an  interest  in a pool of fixed  interest  rate,  first lien mortgage loans on one- to four- family residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[________________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued  under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class B Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage

Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [____________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              [______________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT C-3

                                       FORM OF PERMANENT REGULATION S GLOBAL CLASS B CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES  [AND CLASS B-1  CERTIFICATE] AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN)  THAT EITHER  (A) SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT  PLAN OR OTHER PLAN OR  ARRANGEMENT
SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO  EFFECT  SUCH  ACQUISITION  (EACH OF THE
FOREGOING,  A "PLAN  INVESTOR"),  OR (B) IT HAS  ACQUIRED  AND IS HOLDING  THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT  OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, AS MOST RECENTLY AMENDED, 67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC EXEMPTION"),
AND THAT IT UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY OF THE RFC EXEMPTION,  INCLUDING THAT THIS CERTIFICATE
MUST BE RATED,  AT THE TIME OF  PURCHASE,  NOT LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY  STANDARD  & POOR'S,  FITCH OR  MOODY'S OR

(C)(I) THE  TRANSFEREE IS AN INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE
COMPANY  GENERAL  ACCOUNT"  (AS DEFINED IN  U.S. DEPARTMENT  OF LABOR  PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND
(III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED  (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A
"COMPLYING INSURANCE COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS  ACQUIRED  OR HELD BY ANY PERSON  THAT DOES NOT  SATISFY  THE  CONDITIONS
DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH
CERTIFICATE  IN  COMPLIANCE  WITH THE RFC  EXEMPTION,  OR (III) IS A  COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT
PERMITTED  BY LAW,  TO ALL RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH  TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS  CERTIFICATE  TO SUCH PRECEDING
TRANSFEREE.

         ANY  PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) WAS EFFECTED IN
VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(f) OF THE POOLING AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS THE
DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,  ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,
COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL

BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. B-__
Date of Pooling and Servicing Agreement                      [Adjustable Pass-Through Rate]
and Cut-off Date:  [____] 1, 20[__]                          [Fixed Pass-Through Rate]

First Distribution Date:  [_____], 20[__]                    Aggregate Initial Certificate Principal
                                                             Balance of the Class B Certificates:

                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this Class B
Residential Funding Corporation                              Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

CUSIP:                                                       Certificate No. B-1

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class B Certificates  with respect  to a Trust Fund  consisting  primarily  of a pool of fixed and  adjustable  interest  rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee  referred to below or  [______________]  or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are  guaranteed or insured by any  governmental  agency or instrumentality or by Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee or [______________] or any of their affiliates.  None of the Depositor,  the Master  Servicer,  [_______________]  or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with  respect to the Trust Fund  consisting  primarily  of an  interest  in a pool of fixed  interest  rate,  first lien mortgage loans on one- to four- family residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[_________________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued  under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date
(the "Record  Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed  to Holders of Class B
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Initial  Certificate  Principal  Balance of this Certificate is set forth above. The Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal  and any Realized  Losses  allocable hereto.

         Any  Transferee of this Class B Certificate  will be deemed to have made  representations  relating to the  permissibility  of such transfer under ERISA and  Section 4975 of the Code, as described in Section 5.02(f) of the Agreement.  In addition,  any purported
Certificate  Owner  whose  acquisition  or holding  of this  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions in Section 5.02(f) of the Agreement shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master  Servicer, any Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master  Servicer,  to the extent provided in the Agreement,  from related  recoveries on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to

Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney  duly  authorized  in writing,  and there upon one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and any agent of the Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [____________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                                              [_____________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-1

                                           FORM OF RULE 144A GLOBAL CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A
TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT

(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER, OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1

Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  [____] 1, 20[__]

First Distribution Date:  [____], 20[__]                     Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________

Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[______________],  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued  under and is  subject  to the  terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose  in  [__________________].  The  Notional  Amount of this  Class SB-[_]  Certificate  as of any date of  determination  will be calculated  as  described  in the  Agreement.  This  Class SB-[_]  Certificate  will accrue  interest at the  Pass-Through  Rate on the
Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be  deemed  to have  represented  by virtue of its  purchase  or  holding  of this
Certificate (or interest  therein) that either such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Code or a person (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the

Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [_______________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [________________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-2

                                    FORM OF TEMPORARY REGULATION S GLOBAL CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE  IS A TEMPORARY  REGULATION  S GLOBAL  CERTIFICATE  FOR  PURPOSES OF  REGULATION  S UNDER THE UNITED  STATES
SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").  NEITHER THIS TEMPORARY  REGULATION S GLOBAL CLASS B CERTIFICATE  NOR ANY INTEREST
HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE POOLING AND SERVICING AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A
TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE

STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT
(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  [____] 1, 20[__]
First Distribution Date:  [____], 20[__]                     Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first lien mortgage  loans  mortgage loans on one- to  four-family  residential  properties  sold by
                  RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[___________],  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose  in  [__________________].  The  Notional  Amount of this  Class SB-[_]  Certificate  as of any date of  determination  will be calculated  as  described  in the  Agreement.  This  Class SB-[_]  Certificate  will accrue  interest at the  Pass-Through  Rate on the
Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be  deemed  to have  represented  by virtue of its  purchase  or  holding  of this
Certificate (or interest  therein) that either such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Code or a person (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition.  This  Certificate  is one of a duly authorized  issue of  Certificates  issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the
Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [___________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [_____________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-3

                                    FORM OF PERMANENT REGULATION S GLOBAL CLASS SB-[_] CERTIFICATE

         THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A,  CLASS M AND CLASS B CERTIFICATES  AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE  CODE OF 1986 (THE "CODE")
[COUPLED WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT].

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF THIS
CERTIFICATE  (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE CODE OR A PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A
TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS  CERTIFICATE  OR  INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT

(I) OUTSIDE  THE UNITED STATES TO ENTITIES WHICH ARE NOT U.S.  PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE  ACKNOWLEDGED AND AGREED THAT (I) IT IS (A) A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS ACQUIRING  THIS  CERTIFICATE  OUTSIDE THE UNITED STATES (A  "REGULATION  S  PURCHASER");
(II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE
MEANING OF THE 1933 ACT,  AND THAT,  IF IN THE  FUTURE IT  DECIDES TO RESELL,  PLEDGE OR  OTHERWISE  TRANSFER  THIS  CERTIFICATE,  THIS
CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES LAWS AND (A) IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (B) IN AN OFFSHORE  TRANSACTION IN ACCORDANCE  WITH RULE 903
OR RULE 904 OF REGULATION S; AND (III) IF THE HOLDER IS A REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND
WILL NOT BE REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR TO U.S.
PERSONS  PRIOR TO THE DATE  THAT IS 40 DAYS  AFTER  THE  CLOSING  DATE MAY  CONSTITUTE  A  VIOLATION  OF UNITED  STATES  LAW,  AND THAT
DISTRIBUTIONS  OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY  FOLLOWING THE DELIVERY BY THE HOLDER OF A
CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE EXCHANGE OF  BENEFICIAL  INTEREST IN  TEMPORARY  REGULATION S GLOBAL  OFFERED
CERTIFICATES  FOR  BENEFICIAL  INTERESTS IN THE RELATED  PERMANENT  REGULATION S GLOBAL OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL
ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE

REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1

Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  [____] 1, 20[__]

First Distribution Date:  [____], 20[__]                     Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________

Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB-[_] Certificate:
                                                             $___________________________

Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the Class SB-[_]  Certificates with respect to a Trust Fund consisting  primarily of a pool of fixed and adjustable  interest rate, first lien mortgage loans on one- to four-family  residential  properties sold by RESIDENTIAL  ASSET
                  SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by Residential Asset Securities  Corporation  (hereinafter called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created pursuant to a Pooling and  Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and
[_______],  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  "Record  Date"),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose  in  [__________________].  The  Notional  Amount of this  Class SB-[_]  Certificate  as of any date of  determination  will be calculated  as  described  in the  Agreement.  This  Class SB-[_]  Certificate  will accrue  interest at the  Pass-Through  Rate on the
Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be  deemed  to have  represented  by virtue of its  purchase  or  holding  of this
Certificate (or interest  therein) that either such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the Code or a person (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any

Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the  purchase by the Holder of the Class SB Certificates  or the Master  Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early  retirement of the  Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the
Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [___________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [_____________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                            EXHIBIT D-4

                                                    FORM OF CLASS R-[_] CERTIFICATE

         THE CLASS R-[_]  CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING THE AVAILABLE  DISTRIBUTION AMOUNT UNTIL SUCH TIME
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

         THIS  CLASS R-[_]  CERTIFICATE  IS  SUBORDINATE  TO THE CLASS A,  CLASS M,  CLASS B AND CLASS SB  CERTIFICATES,  TO THE EXTENT
DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION (AS DEFINED
BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO  TRANSFER  OF THIS  CERTIFICATE  OR ANY  INTEREST  THEREIN  SHALL BE MADE TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR
ARRANGEMENT  SUBJECT TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED
("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY  OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  "PLAN  ASSETS" OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A "PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE PROVIDED WITH EITHER (I) A
CERTIFICATION  PURSUANT TO SECTION  5.02(f) OF THE  AGREEMENT OR (II) AN  OPINION OF COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS

PERMISSIBLE  UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF ERISA
OR SECTION 4975 OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR
OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE)
IN ADDITION TO THOSE  UNDERTAKEN IN THE  AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE DEPOSITOR OR
THE MASTER SERVICER.

         ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A
TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR
POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR  INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER
THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF
ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN  GOVERNMENT,  ANY INTERNATIONAL  ORGANIZATION,  OR ANY
AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION  (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN
SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),
(D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS
A  "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION
OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE OR OTHER DISPOSITION
OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO
BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE  HEREUNDER,
INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF
THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-[__]-1                                     Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement                      Master Servicer:
and Cut-off Date:  [____] 1, 20[__]                          Residential Funding Corporation

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                          SERIES 20[__]-KS[_]

                  evidencing a percentage  interest in the  distributions  allocable to the  Class R-[_]  Certificates with  respect  to a Trust  Fund  consisting  primarily  of  mortgage  loans  on one- to  four-family residential properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable  solely from the assets of the Trust Fund and does not represent an obligation of or interest in
Residential Asset Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
Residential  Asset Securities  Corporation,  the Master Servicer,  the Trustee or any of their affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that [Residential  Funding  Corporation] is the registered owner of the Percentage  Interest  evidenced by this
Certificate in certain  distributions  with respect to the Trust Fund  consisting  primarily of a pool of adjustable  rate,  first lien mortgage loans on one- to four-family  residential  properties (the "Mortgage Loans"), sold by Residential Asset Securities Corporation
(hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below). The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as specified above (the "Agreement)  among the Depositor,  the Master
Servicer and  [_____________],  as trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  "Distribution  Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding the month of such distribution  (the "Record Date"),  from the related  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and, the amount of interest and principal,  if any,  required to be distributed to the Holders of Class R-[_] Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be conditioned upon the delivery to the
Trustee of, among other  things,  an affidavit  to the effect that it is a United  States  Person and  Permitted  Transferee,  (ii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person  other than a United  States  Person and a
Permitted  Transferee  acquires any Ownership Interest in this Certificate in violation of such restrictions,  then the Master Servicer will have the right,  in its sole  discretion  and without  notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master Servicer,  or any affiliate of the Master Servicer,  on such terms and conditions as the Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in  [__________________].  The Holder of this  Certificate may have additional  obligations  with respect to this  Certificate, including tax liabilities.

         No transfer of this Class R-[_]  Certificate  will be made unless such transfer is exempt from the  registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said Act and laws.
In the event that such a transfer is to be made,  (i) the Trustee or the Depositor may require an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable  exemption and the basis  therefor)  from or is being made pursuant to the  registration  requirements  of the Securities Act of 1933, as amended, and of any  applicable  statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described by the
Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to,  indemnify the Trustee,  the Depositor, the Master  Servicer  and the  Certificate  Registrar  acting on behalf of the  Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

         No  transfer  of this  Certificate  or any  interest  therein  shall be made to any  employee  benefit  plan or other  plan or arrangement  subject to the  prohibited  transaction  provisions  of ERISA or Section  4975 of the Code,  or any person  (including  an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using
"plan  assets"  of any such plan to effect  such  acquisition  (each of the  foregoing,  a "Plan  Investor")  unless the  Trustee,  the
Depositor and the Master  Servicer are provided with either (i) a  certification  pursuant to Section  5.02(f) of the Agreement or (ii)
an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master Servicer to
the effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed  by the Trustee in  [__________________],  duly  endorsed  by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such  Holder's  attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of  authorized  denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              [________________________],
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class R-[_] Certificates referred to in the within-mentioned Agreement.

                                                              [______________________],
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                                                                                              EXHIBIT E

                                                      FORM OF CUSTODIAL AGREEMENT

                  THIS  CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the  "Agreement"),  dated as of [___] 1,
20[__],  by and among  [__________________],  as trustee  (including  its successors  under the Pooling  Agreement  defined below,  the
"Trustee"),  RESIDENTIAL ASSET SECURITIES CORPORATION, as company (together with any successor in interest, the "Company"), RESIDENTIAL
FUNDING  CORPORATION,  as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master  Servicer") and  [_______________________],  as custodian  (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                                     W I T N E S S E T H T H A T:

                  WHEREAS,  the Company,  the Master  Servicer,  and the Trustee have entered into a Pooling and  Servicing  Agreement, dated as of [___] 1, 20[__], relating to the issuance of Residential Asset Securities Corporation,  Mortgage Asset-Backed  Pass-Through
Certificates,  Series  20[__]-KS[_] (as in effect on the date of this Agreement,  the "Original Pooling  Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS,  the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding  certain documents and other instruments  delivered by the Company and the Master Servicer under the Pooling  Agreement,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the
Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:

                                                            ARTICLE I_________

                                                              Definitions

                  Capitalized  terms used in this  Agreement  and not defined  herein shall have the meanings  assigned in the Original
Pooling Agreement, unless otherwise required by the context herein.

                                                          ARTICLE II________

                                                     Custody of Mortgage Documents

        Section 2.1_______Custodian to Act as Agent:  Acceptance  of Mortgage  Files.  The Company and the Master  Servicer  hereby  direct the
Trustee to appoint  [__________________]  as the Custodian  hereunder.  The Custodian,  as the duly appointed  agent of the Trustee for these purposes,  acknowledges  receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule  attached hereto

(the  "Mortgage  Files") and declares that it holds and will hold the Mortgage  Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

        Section 2.2_______Recordation of Assignments.  If any Mortgage File includes one or more  assignments of the related  Mortgage Loans to the Trustee that have not been  recorded,  each such  assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the  appropriate  public office for real  property  records,  and the Company,  at no expense to the  Custodian,  shall promptly  cause to be recorded in the  appropriate  public  office for real  property  records each such  assignment  and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

        Section 2.3_______Review of Mortgage Files.

                (a)      On or prior to the Closing Date,  the  Custodian  shall  deliver to the Trustee an Initial  Certification  in the form annexed hereto as Annex I evidencing  receipt of a Mortgage File for each Mortgage Loan listed on the Schedule  attached  hereto (the "Mortgage
Loan Schedule").  The parties hereto acknowledge that certain documents  referred to in Subsection  2.01(b)(i) of the Pooling Agreement
may be missing on or prior to the Closing Date and such missing documents shall be listed on Schedule A to Annex I.

                (b)      Within 90 days after the closing date, the Custodian agrees,  for the benefit of  Certificateholders,  to review in accordance with the  provisions  of  Section  2.02 of the  Pooling  Agreement  each  Mortgage  File  and to  deliver  to the  Trustee  an  Interim
Certification  in the form annexed  hereto as Annex II to the effect that all  documents  required to be delivered  pursuant to Section
2.01 (b) of the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule,  except for any  exceptions  listed on Schedule A attached to such Interim  Certification.  For purposes of such review,  the Custodian  shall compare the following  information  in each Mortgage File to the  corresponding  information  in the
Mortgage Loan Schedule:  (i) the loan number,  (ii) the borrower name and (iii) the original principal  balance.  In the event that any
Mortgage  Note or  Assignment  of Mortgage  has been  delivered  to the  Custodian  by the Company in blank,  the  Custodian,  upon the direction of the Company,  shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the documents required to be delivered  pursuant to Section 2.01(c) of the Pooling Agreement,  the Custodian agrees, for the benefit of the  Certificateholders,  to review  each  document,  and upon the written  request of the Trustee to deliver to the
Trustee an updated Schedule A to the Interim  Certification.  The Custodian shall be under no duty or obligation to inspect,  review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the  represented  purpose or that they have  actually  been  recorded or that they are other than what they  purport to be on their face,  or that the MIN is  accurate.  If in  performing  the review  required by this Section 2.3 the  Custodian  finds any document or documents  constituting  a part of a Mortgage  File to be missing or  defective  in respect of the items  reviewed as described in this
Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

                (c)      Upon  receipt of all  documents  required  to be in the  Mortgage  Files the  Custodian  shall  deliver to the Trustee a Final
Certification in the form annexed hereto as Annex III evidencing the completeness of the Mortgage Files.

                  Upon receipt of written request from the Trustee, the Company or the Master Servicer,  the Custodian shall as soon as practicable  supply the Trustee with a list of all of the documents  relating to the Mortgage Loans  required to be delivered  pursuant to Section 2.01 (b) of the Pooling Agreement not then contained in the Mortgage Files.

        Section 2.4_______Notification of Breaches of Representations and Warranties.  If the Custodian discovers,  in the course of performing its  custodial  functions,  a breach of a  representation  or warranty  made by the Master  Servicer or the Company as set forth in the
Pooling  Agreement with respect to a Mortgage Loan relating to a Mortgage  File, the Custodian  shall give prompt written notice to the
Company, the Master Servicer and the Trustee.

        Section 2.5_______Custodian to  Cooperate:  Release of Mortgage  Files.  Upon the  repurchase  or  substitution  of any  Mortgage  Loan pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage  Loan,  or the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer  shall  immediately notify the  Custodian  by  delivering  to the  Custodian a Request  for Release (in the form of Annex IV attached  hereto or a mutually acceptable  electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees,  upon receipt of such Request for Release,  promptly to release to the Master  Servicer  the related  Mortgage  File.  Upon receipt of a Request for Release from the
Master Servicer,  signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer,  as the case may be, has made a deposit into the  Certificate  Account in payment for the purchase of the related  Mortgage  Loan in an amount equal to the Purchase  Price for such Mortgage  Loan or (ii) the Company has chosen to substitute a Qualified  Substitute  Mortgage  Loan for such  Mortgage  Loan,  the
Custodian shall release to the Master  Servicer the related  Mortgage File.  Upon written  notification  of a substitution,  the Master
Servicer  shall  deliver to the Custodian and the Custodian  agrees to accept the Mortgage Note and other  documents  constituting  the
Mortgage File with respect to any Qualified  Substitute Mortgage Loan, upon receiving written  notification from the Master Servicer of such substitution.

                  From time to time as is  appropriate  for the servicing or  foreclosures  of any Mortgage Loan,  including,  for this purpose,  collection  under any Primary  Insurance Policy or any Mortgage Pool Insurance  Policy,  the Master Servicer shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Mortgage File or such document to the Master  Servicer.  The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian  when the need  therefor by the Master  Servicer no longer  exists,  unless (i) the
Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the Custodial
Account or (ii) the Mortgage File or such document has been delivered to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the Mortgaged
Property  either  judicially or  non-judicially,  and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing  Officer  certifying  as to the name and address of the Person to which such  Mortgage  File or such document was delivered  and the purpose or purposes of such  delivery.  Immediately  upon receipt of any Mortgage  File returned to the Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgment to the Master Servicer,  confirming receipt of such Mortgage
File.

                  Upon the request of the Master  Servicer,  the  Custodian  will send to the Master  Servicer  copies of any documents contained in the Mortgage File.

        Section 2.6_______Assumption  Agreements.  In the event that any assumption agreement or substitution of liability agreement is entered into with  respect to any  Mortgage  Loan  subject  to this  Agreement  in  accordance  with the terms and  provisions  of the  Pooling
Agreement,  the Master  Servicer  shall notify the Custodian  that such  assumption  or  substitution  agreement has been  completed by forwarding to the Custodian the original of such assumption or  substitution  agreement,  which shall be added to the related  Mortgage
File  and,  for all  purposes,  shall be  considered  a part of such  Mortgage  File to the same  extent  as all  other  documents  and instruments constituting parts thereof.

                                                        ARTICLE III_______

                                                       Concerning the Custodian

        Section 3.1_______Custodian a Bailee and Agent of the  Trustee.  With  respect to each  Mortgage  Note,  Mortgage  and other  documents constituting  each  Mortgage  File which are  delivered to the  Custodian,  the  Custodian is  exclusively  the bailee and agent of the
Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage  for the benefit of any person other than the Trustee and the
Certificateholders  and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Except upon  compliance  with the  applicable  provisions  of Article II of this  Agreement,  no Mortgage  Note,  Mortgage  or other  document constituting  a part of a Mortgage  File shall be  delivered  by the  Custodian  to the  Company or the Master  Servicer  or  otherwise released from the possession of the Custodian.

                  The Master  Servicer shall promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of  registering  and recording  Mortgage  Loans using MERS. In addition,  the Master  Servicer shall (i) promptly  notify the Custodian in writing when a MERS Mortgage Loan is no longer  registered with and recorded under MERS and
(ii) concurrently with any such  deregistration of a MERS Mortgage Loan,  prepare,  execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

        Section 3.2_______Indemnification.  The  Company  hereby  agrees to  indemnify  and hold the  Custodian  harmless  from and against all claims,  liabilities,  losses,  actions,  suits or  proceedings  at law or in  equity,  or any other  expenses,  fees or charges of any character or nature,  which the  Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement,  including  indemnification of the Custodian against any and all expenses,  including  attorney's fees if counsel for the Custodian has been approved by the Company,  and the cost of defending any action,  suit or proceedings or resisting any claim.

Notwithstanding  the foregoing,  it is specifically  understood and agreed that in the event any such claim,  liability,  loss, action, suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent failure to act or willful  misconduct  on the  part of the  Custodian,  or  which  shall  constitute  a  willful  breach  of its  duties  hereunder,  the indemnification provisions of this Agreement shall not apply.

        Section 3.3_______Custodian  May Own  Certificates.  The  Custodian  in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

        Section 3.4_______Master  Servicer  to Pay  Custodian's  Fees and  Expenses.  The Master  Servicer  covenants  and agrees to pay to the
Custodian from time to time, and the Custodian shall be entitled to,  reasonable  compensation  for all services  rendered by it in the exercise and  performance  of any of the powers and duties  hereunder of the Custodian,  and the Master  Servicer will pay or reimburse the  Custodian  upon its  request for all  reasonable  expenses,  disbursements  and  advances  incurred  or made by the  Custodian  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation and the expenses and  disbursements of its counsel and of all persons not  regularly in its employ),  except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

        Section 3.5_______Custodian May Resign:  Trustee May Remove Custodian.  The Custodian may resign from the obligations and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the Mortgage Loans.  Upon receiving such notice of resignation,  the Trustee  shall either take custody of the Mortgage  Files itself and give prompt notice  thereof to the Company,  the
Master Servicer and the Custodian,  or promptly appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of the Mortgage  Files and no successor  Custodian  shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the  resigning  Custodian  may petition any court of competent  jurisdiction  for the appointment of a successor Custodian.

                  The Trustee,  at the direction of the Master Servicer and the Company,  may remove the Custodian at any time. In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint,  a successor  Custodian  hereunder.  Any successor  Custodian  shall be a depository  institution  subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

                  Any  resignation  or removal of the  Custodian  and  appointment  of a  successor  Custodian  pursuant  to any of the provisions of this Section 3.5 shall become  effective upon  acceptance of appointment  by the successor  Custodian.  The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor  Custodian.  No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

        Section 3.6_______Merger or  Consolidation  of Custodian.  Any Person into which the Custodian may be merged or converted or with which it may be consolidated,  or any Person resulting from any merger,  conversion or consolidation to which the Custodian shall be a party,

or any Person  succeeding to the business of the Custodian,  shall be the successor of the Custodian  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        Section 3.7_______Representations  of the Custodian.  The Custodian hereby  represents that it is a depository  institution  subject to supervision  or  examination  by a federal or state  authority,  has a combined  capital  and  surplus of at least  $15,000,000  and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                                        ARTICLE IV________

                                                       Miscellaneous Provisions

        Section 4.1_______Notices.  All notices,  requests,  consents and demands and other  communications  required  under this  Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise  specifically  provided, may be delivered personally,  by telegram or telex, or by registered or certified mail, postage prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof (unless  changed by the  particular  party whose address is stated herein by similar notice in writing); in each case the notice will be deemed delivered when received.

        Section 4.2_______Amendments.  No modification  or amendment of or supplement to this Agreement shall be valid or effective  unless the same is in writing and signed by all parties hereto,  and none of the Company,  the Master Servicer or the Trustee shall enter into any amendment hereof except as permitted by the Pooling  Agreement.  The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

        Section 4.3_______GOVERNING  LAW. THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        Section 4.4_______Recordation  of Agreement.  To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all appropriate  public offices for real property records in all the counties or other comparable  jurisdictions in which any or all of the  properties  subject to the  Mortgages  are situated,  and in any other  appropriate  public  recording  office or elsewhere,  such recordation  to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of holders of  Certificates  evidencing  undivided  interests in the  aggregate of not less than 25% of the Trust Fund),  but only upon  direction accompanied  by an Opinion of Counsel  reasonably  satisfactory  to the Master  Servicer  to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating  the  recordation of this Agreement as herein  provided and for other purposes,  this
Agreement may be executed  simultaneously in any number of counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5_______Severability of Provisions.  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                                                 [Signatures begin on following page.]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                                     [________________________]
                                                             as Trustee

[__________________]

Attention:     Residential Asset Securities                  By:_____________________________________________________
               Corporation, Series 20[__]-KS[_]              Name:
                                                             Title:

Address:                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                             By:_____________________________________________________
                                                             Name:
                                                             Title:

Address:                                                     RESIDENTIAL FUNDING CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota
                                                             By:_____________________________________________________
                                                             Name:
                                                             Title:

Address:                                                     [CUSTODIAN]
[__________________]

                                                             By:_____________________________________________________
                                                             Name:
                                                             Title:

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the  ____  day of  [_____] 20[__],  before  me,  a  notary  public  in and for  said  State,  personally  appeared
___________________,  known to me to be a  ______________  of  [________________],  a national  banking  association  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation  and  acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ___________________________________
                                                                                            Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the  ____  day of  [___] 20[__],  before  me,  a  notary  public  in  and  for  said  State,  personally  appeared
___________________,  known to me to be a ______________  of Residential  Asset Securities  Corporation.,  one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ___________________________________
                                                                                            Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    )ss.:
COUNTY OF HENNEPIN                  )

                  On the  ____  day of  [____] 20[__],  before  me,  a  notary  public  in and  for  said  State,  personally  appeared
___________________,  known to me to be a ______________ of Residential Funding Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ___________________________________
                                                                                            Notary Public

[Notarial Seal]

STATE OF                                    )
                                            )ss.:
COUNTY OF                                   )

                  On the  ____  day of  [___] 20[__],  before  me,  a  notary  public  in  and  for  said  State,  personally  appeared
______________________,  known to me to be a ______________________________  [____________________],  one of the entities that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                              ____________________________________
                                                                                            Notary Public

[Notarial Seal]

                                                                                                                   ANNEX I TO EXHIBIT E

                                                           FORM OF CUSTODIAN
                                                         INITIAL CERTIFICATION

                                                                                                                    [_________], 20[__]

[__________________]
[__________________]
Attn: [__________________]

Attention: Residential Asset Securities Corporation Series 20[__]-KS[_]

                  Re:      Custodial  Agreement,  dated  as of  [__] 1,  20[__],  by and  among  [_______________],  Residential  Asset
                           Securities   Corporation,   Residential  Funding  Corporation  and  [____________],   relating  to  Mortgage
                           Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

                  In  accordance  with  Section 2.3 of the  above-captioned  Custodial  Agreement,  and subject to Section  2.02 of the
Pooling  Agreement,  the undersigned,  as Custodian,  hereby certifies that it has received a Mortgage File (which contains an original
Mortgage Note or an original Lost Note Affidavit with a copy of the related  Mortgage Note) to the extent  required in Section  2.01(b)
of the Pooling  Agreement  with respect to each Mortgage  Loan listed in the Mortgage  Loan  Schedule,  with any  exceptions  listed on
Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              [__________________]

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                                                  ANNEX II TO EXHIBIT E

                                                           FORM OF CUSTODIAN
                                                         INTERIM CERTIFICATION

                                                                                                                   ______________, 20__

[__________________]
[__________________]
[__________________]
Attention: Residential Asset Securities Corporation., Series 20[__]-KS[_]

                  Re:      Custodial  Agreement,  dated  as of [___] 1,  20[__],  by and  among  [_______________],  Residential  Asset
                           Securities   Corporation,   Residential  Funding   Corporation  and  [___________],   relating  to  Mortgage
                           Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has  received a Mortgage  File to the extent  required  pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule,  and it has reviewed  the Mortgage  File and the Mortgage  Loan
Schedule and has  determined  that:  all required  documents  have been  executed  and received and that such  documents  relate to the
Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              [_______________]

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                                                 ANNEX III TO EXHIBIT E

                                                           FORM OF CUSTODIAN
                                                          FINAL CERTIFICATION

                                                                                                                   ______________, 20__

[__________________]
[__________________]
[__________________]
Attention: Residential Asset Securities Corporation, Series 20[__]-KS[_]

                  Re:      Custodial  Agreement,  dated  as of  [___] 1,  20[__],  by and  among  [______________],  Residential  Asset
                           Securities  Corporation,  Residential  Funding  Corporation  and  [________________],  relating  to Mortgage
                           Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby certifies  that it has received a Mortgage  File with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage Loan  Schedule and has  determined  that:  all required  documents  referred to in Section
2.01(b) of the Pooling  Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned
Custodial Agreement.

                                                              [_______________]

                                                              By:________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                                                  ANNEX IV TO EXHIBIT E

                                                      FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                                           EXHIBIT F

                                                             LOAN SCHEDULE

                                               (a copy may be obtained from the Trustee)

                                                                                                                              EXHIBIT G

                                                      FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the  referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                                                            EXHIBIT H-1

                                               FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )ss.:
COUNTY OF               )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of  Officer]  of [Name of Owner]  (record or  beneficial  owner of the  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 20[__]-KS[_],  Class R-__ (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ________________] [the United States], on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a  "disqualified  organization"  or an  electing  large  partnership  as of [date of transfer]  within the meaning of Section  860E(e)(5)  and 775,  respectively,  of the Internal  Revenue  Code of 1986,  as amended (the
"Code") or an electing  large  partnership  under Section  775(a) of the Code,  (ii) will endeavor to remain other than a  disqualified organization  for so long as it retains its ownership  interest in the Class R-__  Certificates,  and (iii) is acquiring the Class R-__
Certificates  for its own  account or for the  account of another  Owner from which it has  received  an  affidavit  and  agreement  in substantially the same form as this affidavit and agreement.  (For this purpose, a "disqualified  organization" means an electing large partnership  under  Section  775 of the  Code,  the  United  States,  any  state  or  political  subdivision  thereof,  any  agency  or instrumentality  of any of the foregoing (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of  directors  is not  selected by any such  governmental entity) or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign  government  or organization,  any rural electric or telephone  cooperative,  or any organization  (other than certain farmers'  cooperatives)  that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.       That the Owner is aware  (i) of the tax that  would be  imposed  on  transfers  of  Class R-__  Certificates  to  disqualified organizations or an electing large  partnership  under the Code, that applies to all transfers of Class R-__  Certificates  after March
31, 1988;  (ii) that such tax would be on the transferor  (or, with respect to transfers to electing large  partnerships,  on each such partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or  middleman)  for a  disqualified organization,  on the agent;  (iii) that the person  (other than with respect to transfers to electing  large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such  person an  affidavit  that the transferee  is not a  disqualified  organization  and, at the time of  transfer,  such person does not have actual  knowledge  that the affidavit is false; and (iv) that the Class R-__  Certificates may be "noneconomic  residual  interests" within the meaning of Treasury regulations  promulgated  pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no  significant  purpose of the  transfer  was to impede the assessment or collection of tax.

4.       That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class R-__  Certificates  if  either  the pass-through  entity is an electing  large  partnership  under Section 775 of the Code or if at any time during the taxable year of the pass-through  entity a  disqualified  organization  is the record  holder of an interest in such  entity.  (For this  purpose,  a "pass through entity" includes a regulated  investment company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.       That the  Owner is  aware  that the  Trustee  will not  register  the  transfer  of any  Class R-__  Certificates  unless  the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in substantially the same form as this  affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R -__  Certificates  and the  provisions  of
Section 5.02(f) of the Pooling and Servicing  Agreement  under which the Class R-__  Certificates  were issued (in  particular,  clause
(iii)(A) and  (iii)(B) of  Section  5.02(f)  which  authorize  the  Trustee to deliver  payments  to a person  other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner consents to any additional  restrictions or arrangements  that shall be deemed necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Class R-__  Certificates will only be owned,  directly or indirectly,  by an
Owner that is not a disqualified organization.

8.       The Owner's Taxpayer Identification Number is ____________________.

9.       This  affidavit and agreement  relates only to the  Class R-__  Certificates  held by the Owner and not to any other holder of the Class R-__ Certificates. The Owner understands that the liabilities described herein relate only to the Class R-__ Certificates.

10.      That no purpose of the Owner  relating to the  transfer of any of the  Class R-__  Certificates  by the Owner is or will be to impede the assessment or collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  1.860E-1(c) and recent amendments  thereto,  effective as of July 19, 2002, and (ii) the preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or  expectation  that it will be unable to pay any United  States taxes owed by it so long as any of the Certificates  remain  outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it  acquired  the  Class R-__  Certificate  that the Owner  intends to pay taxes  associated  with  holding  such  Class R-__
Certificate  as they become due, fully  understanding  that it may incur tax  liabilities in excess of any cash flows  generated by the
Class R-__ Certificate.

12.      That the Owner has no present  knowledge or expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R-__ Certificates remain outstanding.

13.      The Owner is either (i) a citizen or resident of the United States,  (ii) a  corporation,  partnership or other entity treated as a corporation  or a partnership  for U.S.  federal income tax purposes and created or organized in, or under the laws of, the United
States,  any state thereof or the District of Columbia  (other than a  partnership  that is not treated as a United States person under any applicable  Treasury  regulations),  (iii) an estate that is described in Section  7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

14.      The Owner  hereby  agrees that it will not cause  income from the  Class R-__  Certificates  to be  attributable  to a foreign permanent  establishment  or fixed base (within the meaning of an applicable  income tax treaty) of the Owner or another  United States taxpayer.

15.      The Owner  hereby  certifies,  represents  and  warrants  to, and  covenants  with the  Depositor,  the Trustee and the Master
Servicer that the following statements in (a) or (b) are accurate:

                  (a)      The  Certificates  are not being acquired by, and will not be transferred  to, any employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement  Income  Security Act of
     1974,  as amended  ("ERISA"),  or Section  4975 of the  Internal  Revenue Code of 1986,  as amended  (the  "Code"),  or any person
     (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor").; or

                  (b)      The Owner has  provided  the  Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of  Certificates  is  permissible  under  applicable  law,  will not  constitute  or result in any  non-exempt prohibited  transaction  under  Section  406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Trustee,  the Depositor,  or the Master Servicer to any obligation or liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Pooling and Servicing
     Agreement, which Opinion of Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the
Master  Servicer that the Owner will not transfer such  Certificates to any Plan Investor or person unless either such Plan Investor or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

         IN WITNESS  WHEREOF,  the Owner has caused this  instrument  to be executed on its behalf,  pursuant to the  authority  of its
Board of Directors,  by its [Title of Officer] and its corporate seal to be hereunto attached,  attested by its [Assistant]  Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same person who executed the foregoing  instrument and to be the [Title of Officer] of the Owner,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this                           day of           , 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________, 20__

                                                                                                                 ANNEX I TO EXHIBIT H-1

                                                      DEPARTMENT OF THE TREASURY

                                                       Internal Revenue Service

                                                        26 CFR Parts 1 and 602

                                                               [TD 9004]

                                                             RIN 1545-AW98

                                               Real Estate Mortgage Investment Conduits

                                           AGENCY: Internal Revenue Service (IRS), Treasury.

                                                      ACTION: Final regulations.

                                -----------------------------------------------------------------------

SUMMARY:  This document contains final regulations  relating to safe harbor transfers of noneconomic  residual interests in real estate mortgage  investment  conduits  (REMICs).  The final  regulations  provide  additional  limitations  on the  circumstances  under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of information in this final rule has been reviewed and,  pending  receipt and evaluation of public  comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.

         The collection of information in this  regulation is in Sec.  1.860E-1(c)(5)(ii).  This  information is required to enable the
IRS to verify that a taxpayer is complying  with the conditions of this  regulation.  The collection of information is mandatory and is required.  Otherwise,  the taxpayer  will not receive the benefit of safe harbor  treatment as provided in the  regulation.  The likely respondents are businesses and other for-profit institutions.

         Comments on the collection of information  should be sent to the Office of Management and Budget,  Attn:  Desk Officer for the
Department of the Treasury,  Office of Information and Regulatory Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue
Service,  Attn: IRS Reports Clearance Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:

o        Whether the  collection of  information  is necessary  for the proper  performance  of the  functions of the Internal  Revenue
              Service, including whether the information will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the  collection  of  information  may be minimized,  including  through the  application  of automated collection techniques or other forms of information technology; and

o        Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.

         An agency may not  conduct or sponsor,  and a person is not  required to respond to, a  collection  of  information  unless it displays a valid control number assigned by the Office of Management and Budget.

         The  estimated  total  annual  reporting  burden is 470  hours,  based on an  estimated  number of  respondents  of 470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating to a collection of information  must be retained as long as their  contents may become  material in the administration of any internal revenue law. Generally,  tax returns and tax return information are confidential,  as required by 26
U.S.C. 6103.

Background

         This  document  contains  final  regulations  regarding  the proposed  amendments  to 26 CFR part 1 under  section 860E of the
Internal  Revenue Code (Code).  The  regulations  provide the  circumstances  under which a transferor of a noneconomic  REMIC residual interest  meeting the  investigation  and  representation  requirements  may avail itself of the safe harbor by  satisfying  either the formula test or the asset test.

         Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of  noneconomic  REMIC residual interests.  In general, a transfer of a noneconomic  residual interest is disregarded for all tax purposes if a significant  purpose of the  transfer  is to enable the  transferor  to impede the  assessment  or  collection  of tax. A purpose to impede the  assessment  or collection of tax (a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the  transferee  would be unwilling or unable to pay taxes due on its share of the REMIC's  taxable  income.  Under a safe harbor,  the transferor of a REMIC noneconomic  residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1)
the transferor conducts a reasonable  investigation of the transferee's  financial condition (the investigation  requirement);  and (2)
the  transferor  secures a  representation  from the  transferee  to the effect that the  transferee  understands  the tax  obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).

         The IRS and Treasury have been concerned that some transferors of noneconomic  residual  interests claim they satisfy the safe harbor even in situations  where the economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax associated with holding the interest.  For this reason,  on February 7, 2000, the IRS published in the Federal  Register (65 FR 5807) a notice of proposed  rulemaking  (REG-100276-97;  REG-122450-98)  designed to clarify the safe harbor by adding the  "formula  test," an economic test. The proposed  regulation  provides that the safe harbor is unavailable  unless the present value of the  anticipated tax liabilities  associated  with  holding the residual  interest  does not exceed the sum of: (1) The present  value of any  consideration given to the transferee to acquire the interest;  (2) the present value of the expected future  distributions on the interest;  and (3)
the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

         The notice of proposed rulemaking also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed  regulations provides requirements  for transfers of FASIT  ownership  interests  and adopts a safe harbor by reference to the safe harbor  provisions of the
REMIC  regulations.  In January 2001, the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury  considered  comments on the proposed  regulations.  Under the alternative safe harbor,  if a transferor  meets the  investigation  requirement and the  representation  requirement but the transfer fails to meet the formula  test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee generally  meets the  first  prong of this test if, at the time of the  transfer,  and in each of the two years  preceding  the year of transfer,  the transferee's  gross assets exceed $100 million and its net assets exceed $10 million.  A transferee  generally meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing not to transfer the interest to any person other than another  domestic,  taxable  corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev.  Proc.  2001-12  provides  that the asset  test  fails to be  satisfied  in the case of a  transfer  or  assignment  of a noneconomic  residual  interest  to a foreign  branch of an  otherwise  eligible  transferee.  If such a transfer  or  assignment  were permitted,  a corporate  taxpayer  might seek to claim that the  provisions of an applicable  income tax treaty would  resource  excess inclusion  income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income could be offset by foreign tax credits.  Such a claim would impede the assessment or collection of U.S. tax on excess  inclusion income,  contrary to the  congressional  purpose of  assuring  that such income  will be taxable in all  events.  See,  e.g.,  sections
860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic residual interests to foreign branches have  attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the  assessment  or  collection  of

U.S.  tax on excess  inclusion  income.  Accordingly,  the  final  regulations  provide  that if a  noneconomic  residual  interest  is transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not  eligible for safe harbor treatment  under either the asset test or the formula test. The final  regulations  also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides  computational  rules that a taxpayer  may use to qualify for safe harbor  status  under the formula test.  Section  1.860E-1(c)(8)(i)  provides  that the  transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b).  Some  commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration  taxpayers subject to the alternative  minimum tax rate. In light of the comments received,  this provision has been amended in the final  regulations to allow certain  transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii)  provides  that the  present  values in the formula  test are to be computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed by section  1274(d).  This is a change from the proposed regulation and Rev. Proc.  2001-12.  In those  publications  the provision  stated that ``present  values are computed using a discount rate equal to the applicable  Federal rate prescribed in section  1274(d)  compounded  semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows,  in the course of its trade or business,  substantial funds at such lower rate from an  unrelated  third  party." The IRS and the Treasury  Department  have learned  that,  based on this  provision, certain taxpayers have been attempting to use unrealistically  low or zero interest rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add  unnecessary  complexity to the safe harbor.  As a result,  the rule in the proposed  regulations  that permits a transferee to use a lower discount rate, if the transferee can demonstrate  that it regularly  borrows  substantial  funds at such lower rate, is not included in the final  regulations;  and the Federal  short-term  rate has been  substituted for the applicable
Federal rate. To simplify taxpayers'  computations,  the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a  corresponding  period of  compounding.  With the exception of the  provisions  relating to transfers to foreign  branches,  these changes  generally have the proposed  applicability  date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed  regulation and Rev. Proc.  2001-12 for transfers  occurring before
November 19, 2002.

         It is  anticipated  that when final  regulations  are  adopted  with  respect  to FASITs,  Sec.  1.860H-6(g)  of the  proposed regulations will be adopted in substantially  its present form, with the result that the final  regulations  contained in this document will also govern  transfers  of FASIT  ownership  interests  with  substantially  the same  applicability  date as is contained in this document.

Effect on Other Documents

         Rev. Proc.  2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic  residual interests in REMICs occurring on or after November 19, 2002.

Special Analyses

         It is hereby  certified that these  regulations will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely  that a substantial  number of small  entities will hold REMIC residual interests.  Therefore,  a Regulatory  Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this Treasury  decision is not a significant  regulatory  action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment  is not  required.  It also has been  determined  that  sections  553(b) and 553(d) of the
Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

         The  principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel  from the IRS and  Treasury
Department participated in their development.

List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                                                            EXHIBIT H-2

                                                    FORM OF TRANSFEROR CERTIFICATE

                                                                                                                   ______________, 20__

[__________________]
[__________________]
[__________________]
Attention:  Residential Asset Securities Corporation, Series 20[__]-KS[_]

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 20[__]-KS[_]

Ladies and Gentlemen:

         This  letter  is  delivered  to  you  in  connection  with  the  transfer  by   ________________________   (the  "Seller")  to
______________________  (the "Purchaser") of $___________ Initial Certificate Principal Balance of Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 20[__]-KS[_],  Class R-__ (the  "Certificates"),  pursuant to Section 5.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing  Agreement"),  dated as of [___] 1, 20[__] among  Residential  Asset Securities  Corporation,  as depositor
(the "Depositor"),  Residential Funding Corporation,  as master servicer, and [_______________],  as trustee (the "Trustee"). All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.       No purpose of the Seller  relating to the transfer of the  Certificate  by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the  Purchaser  has  delivered to the Trustee and the Master  Servicer a transfer  affidavit and agreement  in the form  attached to the Pooling and  Servicing  Agreement  as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

3.       The Seller has at the time of the transfer  conducted a reasonable  investigation of the financial  condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(4)(i)  and, as a result of that investigation,  the Seller has determined that the  Purchaser  has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the
Purchaser  will not  continue  to pay its debts as they  become  due in the  future.  The Seller  understands  that the  transfer  of a
Class R-__  Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United
States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.       The  Seller  has no  actual  knowledge  that the  proposed  Transferee  is not both a United  States  Person  and a  Permitted
Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                              EXHIBIT I

                                                FORM OF INVESTOR REPRESENTATION LETTER

                                                                                                                   ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

[__________________]
[__________________]
[__________________]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 20[__]-KS[_]

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 20[__]-KS[_], Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

         _________________________   (the   "Purchaser")   intends  to  purchase  from   ___________________________   (the   "Seller")
$_____________  Initial  Certificate  Principal  Balance of  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  20[__]-KS[_],
Class [B]  [SB] [R-[__]] (the  "Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and Servicing
Agreement"),  dated as of [___] 1, 20[__] among Residential Asset Securities Corporation,  as depositor (the "Depositor"),  Residential
Funding Corporation,  as master servicer (the "Master Servicer"),  and  [__________________________],  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser
hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

1.       The  Purchaser  understands  that (a) the  Certificates  have not been and will  not be  registered  or  qualified  under  the
                  Securities Act of 1933, as amended (the "Act") or any state  securities  law, (b) the Depositor is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to  the  provisions  of the  Act  or any  state  securities  law,  or if an  exemption  from  such  registration  and qualification is available,  (d) the Pooling and Servicing Agreement contains restrictions  regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection with any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor  having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is  capable  of  evaluating  the merits and risks of  investment  in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor" within the meaning of Rule 501(a)  promulgated pursuant to the Act.

4.       The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private  Placement  Memorandum, dated ___________________,  20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and
                  [b] [c] such other  information  concerning  the  Certificates,  the  Mortgage  Loans and the  Depositor  as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the  Purchaser's  decision to purchase the  Certificates.  The  Purchaser has had any  questions  arising from such review  answered by the Depositor or the
                  Seller to the satisfaction of the Purchaser.  [If the Purchaser did not purchase the Certificates  from the Seller in connection with the initial  distribution of the Certificates  and was provided with a copy of the Private  Placement
                  Memorandum  (the  "Memorandum")  relating to the  original  sale (the  "Original  Sale") of the  Certificates  by the
                  Depositor,  the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor  solely for use in connection  with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the  Certificates  by the  Purchaser  from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage,  liability,  claim or expense arising out of, resulting from or in connection with (a) error or omission,  or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell, dispose of or otherwise  transfer any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any  manner,  (b)  solicit  any offer to buy or to accept a pledge,  disposition  of other  transfer of any
                  Certificate,  any  interest in any  Certificate  or any other  similar  security  from any person in any manner,  (c)
                  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar security with any person in any manner, (d) make any general  solicitation by means of general advertising or in any other  manner or (e) take any other  action,  that (as to any of (a) through  (e) above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the disposition of any Certificate a violation of
                  Section 5 of the Act or any state  securities  law, or that would  require  registration  or  qualification  pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.       The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with the  Depositor,  the Trustee and the Master
                  Servicer that the following statements in (a) or (b) [with respect to Class B - (a), (b), (c) or (d)] are correct:

                                    (a)     The Purchaser is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions  of the Employee  Retirement  Income  Security  Act of 1974,  as amended
                           ("ERISA"),  or Section 4975 of the Internal  Revenue Code of 1986,  as amended (the  "Code"),  or any person
                           (including an insurance company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition  (each of the foregoing, a "Plan Investor"); or

                                    (b)     the  Purchaser  has provided the Trustee,  the  Depositor  and the Master  Servicer with an
                           Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master  Servicer  to the effect  that the  purchase  or holding of  Certificates  is  permissible  under applicable law, will not constitute or result in any non-exempt prohibited  transaction under Section 406 of
                           ERISA or  Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the
                           Pooling and  Servicing  Agreement,  which  Opinion of Counsel  shall not be an expense of the  Trustee,  the
                           Depositor or the Master Servicer; [or]

                                    (c)     [if at the  time of such  purchase,  the  rating  of the  Class B  Certificates  is BBB- or better][it has acquired and is holding such  Certificate in reliance on U.S.  Department of Labor Prohibited
                           Transaction  Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg. 54487 (Aug. 22, 2002) (the "RFC
                           Exemption"),  and that it  understands  that there are certain  conditions  to the  availability  of the RFC
                           Exemption including that such Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch, Standard & Poor's or Moody's; or]

                                    (d)     (i) such Buyer is an insurance  company,  (ii) the source of funds used to purchase or hold such Certificate (or interest  therein) is an "insurance  company general account" (as defined in Prohibited
                           Transaction  Class Exemption  ("PTCE")  95-60),  and (iii) the conditions set forth in Sections I and III of
                           PTCE 95-60 have been satisfied.]

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer  such  Certificates  to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

                                                              Very truly yours,

___________________________________________________________________________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT J

                                               FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                                                   ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[__________________]
[__________________]
[__________________]
Attention: Residential Funding Corporation Series 20[__]-KS[_]

         Re:      Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 20[__]-KS[_], Class [B] [SB] [R-[__]]

Ladies and Gentlemen:

                  In connection  with the sale by __________  (the "Seller") to __________  (the  "Purchaser")  of $__________  Initial
Certificate Principal Balance of Mortgage Asset- Backed Pass-Through  Certificates,  Series 20[__]-KS[_],  Class [B] [SB] [R-[__]] (the
"Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),  dated as of [___] 1,
20[__] among Residential Asset Securities  Corporation,  as depositor (the "Depositor"),  Residential  Funding  Corporation,  as master servicer,  and  [_______________________],  as trustee (the "Trustee").  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither  the  Seller nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or  otherwise transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or  negotiated  with  respect to any
Certificate,  any interest in any  Certificate  or any other similar  security with any person in any manner,  (d) has made any general solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any other  action,  that (as to any of (a)
through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would  require registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any Certificate.  The Seller has not and will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                              Very truly yours,

___________________________________________________________________________________________________________________
                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT K

                                              TEXT OF AMENDMENT TO POOLING AND SERVICING
                                             AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                                           LIMITED GUARANTY

                                                              ARTICLE XII

                                        Subordinate Certificate Loss Coverage; Limited Guaranty

         Section 12.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty.  (a) Subject to subsection (c) below,  prior to the later of the third  Business  Day prior to each  Distribution  Date or the  related  Determination  Date,  the  Master  Servicer  shall determine  whether it or any Subservicer will be entitled to any  reimbursement  pursuant to Section 3.10 on such Distribution Date for
Advances or Subservicer  Advances  previously made, (which will not be Advances or Subservicer  Advances that were made with respect to delinquencies which were subsequently  determined to be Excess Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy Losses or
Extraordinary  Losses) and, if so, the Master Servicer shall demand payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances reimbursed pursuant to Section 3.10, to the extent such Advances or Subservicer  Advances have not been  included in the amount of the Realized  Loss in the related  Mortgage  Loan,  and shall  distribute  the same to the Class SB
Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third  Business Day prior to each  Distribution
Date or the related  Determination  Date, the Master  Servicer shall  determine  whether any Realized Losses (other than Excess Special
Hazard Losses,  Excess Bankruptcy Losses,  Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class SB Certificates on such  Distribution  Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential  Funding of the amount of such  Realized  Loss and shall  distribute  the same to the  Class SB  Certificateholders  in the same  manner as if such amount  were to be  distributed  pursuant  to  Section  4.02;  provided,  however,  that the  amount of such  demand in  respect of any
Distribution  Date shall in no event be greater than the sum of (i) the  additional amount of Accrued  Certificate  Interest that would have been paid for the Class SB  Certificateholders  on such  Distribution Date had such Realized Loss or Losses not occurred plus (ii)
the amount of the reduction in the Certificate  Principal  Balances of the Class SB  Certificates on such Distribution Date due to such
Realized  Loss  or  Losses.  Notwithstanding  such  payment,  such  Realized  Losses  shall  be  deemed  to  have  been  borne  by  the
Certificateholders  for purposes of Section 4.05.  Excess Special  Hazard Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary Losses allocated to the Class SB Certificates will not be covered by the Subordinate Certificate Loss Obligation.

                  (c)      Demands for  payments  pursuant to this Section  shall be made prior to the later of the third  Business Day prior to each  Distribution Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.

The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any  Distribution  Date (the "Amount
Available")  shall be equal to the lesser of (X) ________  minus the sum of (i) all previous  payments made under  subsections  (a) and
(b) hereof and (ii) all draws  under the Limited  Guaranty  made in lieu of such  payments as  described  below in  subsection  (d) and
(Y) the then  outstanding  Certificate  Principal  Balances of the Class SB  Certificates,  or such lower amount as may be  established pursuant to Section 12.02.  Residential  Funding's  obligations as described in this Section are referred to herein as the "Subordinate
Certificate Loss Obligation."

                  (d)      The Trustee will  promptly  notify  General  Motors  Acceptance  Corporation  of any failure of  Residential
Funding to make any payments  hereunder and shall demand payment  pursuant to the limited guaranty (the "Limited  Guaranty"),  executed by [General  Motors  Acceptance  Corporation,  of Residential  Funding's  obligation to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii) such required  payments,  by delivering to General  Motors  Acceptance
Corporation a written demand for payment by wire transfer,  not later than the second Business Day prior to the  Distribution  Date for such month, with a copy to the Master Servicer.

                  (e)      All  payments  made by  Residential  Funding  pursuant  to this  Section or amounts  paid under the  Limited
Guaranty shall be deposited  directly in the  Certificate  Account,  for  distribution on the  Distribution  Date for such month to the
Class SB Certificateholders.

                  (f)      The  Depositor  shall have the  option,  in its sole  discretion,  to  substitute  for either or both of the
Limited  Guaranty  or the  Subordinate  Certificate  Loss  Obligation  another  instrument  in the  form of a  corporate  guaranty,  an irrevocable  letter of credit,  a surety  bond,  insurance  policy or  similar  instrument  or a reserve  fund;  provided  that (i) the
Depositor  obtains  (subject to the provisions of Section  10.01(f) as if the Depositor was  substituted for the Master Servicer solely for the purposes of such  provision)  an Opinion of Counsel  (which need not be an opinion of  independent  counsel) to the effect that obtaining such substitute  corporate  guaranty,  irrevocable letter of credit,  surety bond,  insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on  "prohibited  transactions"  under  Section  860(F)(a)(1)  of the Code or on  "contributions  after the startup  date" under
Section  860(G)(d)(1)  of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the  substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation is
for an initial  amount not less than the then current  Amount  Available  and  contains  provisions  that are in all material  respects equivalent  to the original  Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  (including  that no portion of the fees, reimbursements or other  obligations under any such instrument will be borne by the Trust Fund),  (B) the long term debt obligations of any obligor of any substitute  Limited Guaranty or Subordinate  Certificate Loss Obligation (if not supported by the Limited  Guaranty)
shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors  Acceptance  Corporation as of the date of  issuance  of the  Limited  Guaranty  and (b) the rating of the long term debt  obligations  of General  Motors  Acceptance
Corporation at the date of such  substitution  and (C) if the Class SB  Certificates  have been rated,  the Depositor  obtains  written confirmation  from each Rating  Agency that rated the Class SB  Certificates  at the request of the  Depositor  that such  substitution shall not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating  assigned to the  Class SB
Certificates  by such Rating  Agency and (b) the original  rating  assigned to the Class SB  Certificates  by such Rating  Agency.  Any replacement  of the Limited  Guaranty or Subordinate  Certificate  Loss  Obligation  pursuant to this Section shall be accompanied by a written  Opinion of Counsel to the  substitute  guarantor  or obligor,  addressed to the Master  Servicer  and the  Trustee,  that such substitute  instrument  constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other  matters as the Master  Servicer  and the Trustee  shall  reasonably  request.
Neither the  Depositor,  the Master  Servicer nor the Trustee shall be obligated to substitute  for or replace the Limited  Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

                  Section  12.02.  Amendments  Relating to the  Limited  Guaranty.  Notwithstanding  Sections  11.01 or 12.01:  (i) the
provisions  of this Article XII may be amended,  superseded  or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss
Obligation may be amended,  reduced or canceled,  and (iii) any other provision of this Agreement which is related or incidental to the matters  described in this  Article XII may be amended in any manner;  in each case by written  instrument  executed or consented to by the Depositor and Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of, the Master  Servicer or the Trustee,  as  applicable;  provided  that the Depositor  shall also obtain a letter from each
Rating  Agency that rated the  Class SB  Certificates  at the request of the  Depositor to the effect that such  amendment,  reduction, deletion  or  cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating assigned to the Class SB  Certificates by such Rating Agency and (b) the original rating assigned to the Class SB  Certificates by such
Rating  Agency,  unless  (A) the  Holder of 100% of the Class SB  Certificates  is  Residential  Funding or an Affiliate of Residential
Funding, or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Depositor  obtains  (subject to the provisions of Section 10.01(f) as if the Depositor was substituted for the Master Servicer solely for the purposes of such provision),  in the case of a material amendment or supersession (but not a reduction,  cancellation or deletion of the Limited Guaranty or the Subordinate  Certificate Loss Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect that any such amendment or supersession  will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the
Code or on  "contributions  after the startup date" under Section  860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a
REMIC at any time that any  Certificate is outstanding.  A copy of any such instrument  shall be provided to the Trustee and the Master
Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                                                                                                              EXHIBIT L

                                                       FORM OF LIMITED GUARANTY
                                               RESIDENTIAL ASSET SECURITIES CORPORATION

                                            Mortgage Asset-Backed Pass-Through Certificates
                                                          Series 20[__]-KS[_]

                                                                                                                       __________, 20__

[__________________]
[__________________]
[__________________]

Attention:  Residential Funding Corporation Series 20[__]-KS[_]

Ladies and Gentlemen:

                  WHEREAS,  Residential Funding Corporation,  a Delaware corporation  ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation,  a New York corporation ("GMAC"),  plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of [___] 1, 20[__] (the "Servicing  Agreement"),  among Residential
Asset Securities  Corporation (the "Depositor"),  Residential  Funding and  [________________]  (the "Trustee") as amended by Amendment
No. ___ thereto, dated as of ________, with respect to the Mortgage Asset-Backed  Pass-Through  Certificates,  Series 20[__]-KS[_] (the
"Certificates"); and

                  WHEREAS,  pursuant to Section 12.01 of the Servicing  Agreement,  Residential  Funding agrees to make payments to the
Holders of the Class SB Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC desires to provide  certain  assurances  with respect to the ability of Residential  Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

                  NOW THEREFORE,  in consideration of the premises herein contained and certain other good and valuable  consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.       Provision of Funds.  (a) GMAC agrees to contribute and deposit in the  Certificate  Account on behalf of  Residential  Funding
(or otherwise provide to Residential  Funding, or to cause to be made available to Residential  Funding),  either directly or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential  Funding to perform its

Subordinate  Certificate  Loss  Obligation  when and as the same arises from time to time upon the demand of the Trustee in  accordance with Section 12.01 of the Servicing Agreement.

                  (b)      The agreement set forth in the preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in  Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding  affecting  Residential Funding or any other person, by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential  Funding or any other person or by any other fact
or  circumstance.   Notwithstanding  the  foregoing,  GMAC's  obligations  under  clause  (a)  shall  terminate  upon  the  earlier  of
(x) substitution  for this Limited  Guaranty  pursuant to Section  12.01(f) of the Servicing  Agreement,  or (y) the termination of the
Trust Fund pursuant to the Servicing Agreement.

3.       Waiver.  GMAC  hereby  waives any failure or delay on the part of  Residential  Funding,  the  Trustee or any other  person in asserting or enforcing any rights or in making any claims or demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation, those of action or non-action on the part of Residential Funding or the Trustee.

4.       Modification,  Amendment and  Termination.  This Limited  Guaranty may be modified,  amended or terminated only by the written agreement of GMAC and the Trustee and only if such  modification,  amendment or  termination  is permitted  under  Section 12.02 of the
Servicing  Agreement.  The  obligations  of GMAC  under  this  Limited  Guaranty  shall  continue  and  remain in effect so long as the
Servicing  Agreement  is not  modified or amended in any way that might  affect the  obligations  of GMAC under this  Limited  Guaranty without the prior written consent of GMAC.

5.       Successor.  Except as otherwise  expressly  provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

6.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

7.       Authorization  and  Reliance.  GMAC  understands  that a copy of this  Limited  Guaranty  shall be delivered to the Trustee in connection with the execution of Amendment No. __ to the Servicing  Agreement and GMAC hereby  authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

8.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein shall have the meaning  given them in the  Servicing
Agreement.

9.       Counterparts.  This  Limited  Guaranty may be executed in any number of  counterparts,  each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

[__________________________],
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                                              EXHIBIT M

                                     FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                                                       __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

[__________________]
[__________________]
[__________________]

Attention:  Residential Funding Corporation Series 20[__]-KS[_]

         Re:      Mortgage Asset-Backed Pass-Through Certificates,
                  Series 20[__]-KS[_] Assignment of Mortgage Loan

Ladies and Gentlemen:

         This letter is delivered to you in  connection  with the  assignment  by U.S Bank  National  Association  (the  "Trustee")  to
_______________________  (the  "Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant to Section  3.13(d) of the Pooling and
Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of [___] 1,  20[__]  among  Residential  Asset  Securities
Corporation,  as depositor (the "Depositor"),  Residential Funding  Corporation,  as master servicer,  and the Trustee.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the  Pooling  and  Servicing  Agreement.  The Lender  hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)     the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve  lien  priority,  minimize or avoid  mortgage  recording  taxes or  otherwise  comply  with,  or  facilitate  a refinancing under, the laws of such jurisdiction;

(iii)    the  substance  of the  assignment  is,  and is  intended  to be,  a  refinancing  of such  Mortgage  Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iv)     the Mortgage Loan  following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

___________________________________________________________________________________________________________________
                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                                              EXHIBIT N

                                              FORM OF RULE 144A INVESTMENT REPRESENTATION

                                        Description of Rule 144A Securities, including numbers:
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________
                                            _______________________________________________

                  The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the "Buyer").

1.       In  connection  with such transfer and in  accordance  with the  agreements  pursuant to which the Rule 144A  Securities  were issued,  the  Seller  hereby  certifies  the  following  facts:  Neither  the Seller  nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with respect to the
Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution  of the Rule 144A  Securities  under the  Securities  Act of 1933,  as amended (the "1933 Act"),  or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and Servicing  Agreement  (the  "Agreement"),  dated as of [___] 1, 20[__]
among  Residential  Funding  Corporation,  as master servicer (the "Master  Servicer"),  Residential Asset Securities  Corporation,  as
depositor (the  "Depositor"),  and  [___________________],  as trustee (the "Trustee")  warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities  have not been  registered  under the 1933 Act or the securities laws of any state.

b.       The Buyer  considers  itself a  substantial,  sophisticated  institutional  investor  having such  knowledge and experience in financial  and  business  matters  that it is  capable of  evaluating  the  merits  and risks of  investment  in the Rule 144A
         Securities.

c.       The Buyer has been furnished with all  information  regarding the Rule 144A  Securities that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the Rule
         144A  Securities,  any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
         Rule 144A  Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities  a violation of
         Section  5 of the 1933 Act or  require  registration  pursuant  thereto,  nor will it act,  nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  "qualified  institutional  buyer" as that term is defined  in Rule 144A  under the 1933 Act and has  completed either of the forms of  certification  to that  effect  attached  hereto as Annex I or Annex II.  The Buyer is aware  that the sale to it is being made in reliance on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the accounts of other qualified  institutional  buyers,  understands that such Rule 144A Securities may be resold,  pledged or transferred  only (i) to a person  reasonably  believed  to be a  qualified  institutional  buyer that  purchases  for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

3.       The Buyer of Class B Certificates  represents by virtue of its purchase or holding of such  Certificate (or interest  therein)
that either

a.       it is not an employee benefit plan or other plan or arrangement subject to the prohibited  transaction  provisions of ERISA or
         Section  4975 of the Code,  or any person  (including  an insurance  company  investing  its general  account,  an  investment manager,  a named  fiduciary  or a  trustee  of any such  plan) who is using  "plan  assets"  of any such plan to effect  such acquisition (each of the foregoing, a "Plan Investor");

b.       [if at the time of such  purchase,  the rating of the Class B  Certificates  is BBB- or better][it has acquired and is holding such Certificate in reliance on U.S.  Department of Labor  Prohibited  Transaction  Exemption  ("PTE") 94-29, as most recently amended,  67 Fed. Reg. 54487 (Aug. 22, 2002) (the "RFC Exemption"),  and that it understands that there are certain conditions to the availability of the RFC Exemption  including that such  Certificate  must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch, Standard & Poor's or Moody's;]

c.       (i) such Buyer is an  insurance  company,  (ii) the source of funds used to purchase  or hold such  Certificate  (or  interest therein) is an "insurance  company general  account" (as defined in Prohibited  Transaction  Class Exemption  ("PTCE") 95-60),
         and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied; or

d.       has provided the Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor,  and the Master Servicer to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor,  or the Master  Servicer to any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of
         Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

4.       The Buyer of Class SB Certificates or Class R Certificates

a.       is not a Plan Investor; or

b.       has provided the Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor,  and the Master Servicer to the effect that the purchase or holding of this Certificate is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor,  or the Master  Servicer to any  obligation  or  liability  (including  obligations  or liabilities  under ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of
         Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

5.       This document may be executed in one or more counterparts and by the different parties hereto on separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;  such  counterparts,  together,  shall  constitute  one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                                                   ANNEX I TO EXHIBIT N

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [For Buyers Other Than Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

1._______As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule
144A  under  the  Securities  Act of 1933  ("Rule  144A")  because  (i) the  Buyer  owned  and/or  invested  on a  discretionary  basis
$______________________  in securities (except for the excluded  securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

         ___      Corporation,  etc.  The  Buyer  is a  corporation  (other  than a bank,  savings  and  loan  association  or  similar institution),  Massachusetts or similar business trust, partnership,  or charitable organization described in Section
                  501(c)(3) of the Internal Revenue Code.

         ___      Bank. The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State,  territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution,  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements,  a copy of which is attached hereto.

         ___      Savings and Loan. The Buyer (a) is a savings and loan association,  building and loan association,  cooperative bank, homestead  association  or similar  institution,  which is  supervised  and examined by a State or Federal  authority having supervision over any such institutions or is a foreign savings and loan association or equivalent  institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

         ___      Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___      Insurance Company.  The Buyer is an insurance company whose primary and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

         ___      State or Local Plan. The Buyer is a plan  established and maintained by a State, its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___      ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title I of the Employee  Retirement  Income
                  Security Act of 1974, as amended ("ERISA").

         ___      Investment Adviser.   The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

         ___      SBIC. The Buyer is a Small Business  Investment  Company  licensed by the U.S.  Small Business  Administration  under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___      Business  Development  Company.  The Buyer is a business  development company as defined in Section 202(a)(22) of the
                  Investment Advisers Act of 1940.

         ___      Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and  whose  participants  are exclusively  (a)  plans  established  and  maintained  by a State,  its  political  subdivisions,  or any  agency  or instrumentality  of the State or its  political  subdivisions,  for the  benefit of its  employees,  or (b)  employee benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974,  but is not a
                  trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer,  (ii)
securities that are part of an unsold  allotment to or  subscription  by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and certificates of deposit,  (iv) loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.       For purposes of determining the aggregate  amount of securities  owned and/or invested on a discretionary  basis by the Buyer, the Buyer  used the cost of such  securities  to the Buyer and did not  include  any of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such aggregate  amount,  the Buyer may have included  securities  owned by  subsidiaries  of the
Buyer,  but only if such  subsidiaries  are  consolidated  with the Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of such  subsidiaries  are managed  under the Buyer's  direction.
However,  such securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise and the
Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?
6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of securities  sold to the Buyer for the account of a third party  (including any separate  account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase  securities for a third party unless the Buyer has obtained a current  representation letter  from  such  third  party or taken  other  appropriate  steps  contemplated  by Rule 144A to  conclude  that  such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7.       The Buyer  will  notify  each of the  parties to which  this  certification  is made of any  changes  in the  information  and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                                                  ANNEX II TO EXHIBIT N

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                         [For Buyers That Are Registered Investment Companies]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief Financial  Officer or Senior Vice President of the Buyer or, if
the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")
because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9.       In connection  with  purchases by Buyer,  the Buyer is a "qualified  institutional  buyer" as defined in SEC Rule 144A because
(i) the Buyer is an investment  company  registered  under the  Investment  Company Act of 1940,  and (ii) as marked  below,  the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the  Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____     The Buyer is part of a Family of  Investment  Companies  which owned in the aggregate  $______________  in securities
                  (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

10.      The term  "Family of  Investment  Companies"  as used herein  means two or more  registered  investment  companies  (or series thereof)  that have the same  investment  adviser  or  investment  advisers  that are  affiliated  (by virtue of being  majority  owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used herein does not include (i)  securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit,  (iii) loan  participations,
(iv) repurchase agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency,  interest rate and commodity swaps.

12.      The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which  this  certification  is made are relying and will  continue  to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule
144A.  In addition, the Buyer will only purchase for the Buyer's own account.

13.      The  undersigned  will notify each of the parties to which this  certification  is made of any changes in the  information and conclusions  herein.  Until such  notice,  the  Buyer's  purchase of Rule 144A  Securities  will  constitute  a  reaffirmation  of this certification by the undersigned as of the date of such purchase.

___________________________________________________________________________________________________________________
                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                                              EXHIBIT O

                                                              [RESERVED]

                                                                                                                              EXHIBIT P

                                                  FORM OF ERISA REPRESENTATION LETTER

                                                                                                                       __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

[__________________]
[__________________]
[__________________]

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Attention: Residential Asset Securities Corporation Series 20[__]-KS[_]

Re:      Mortgage Asset-Backed Pass-Through Certificates,
         Series 20[__]-KS[_], Class SB

Ladies and Gentlemen:

         [____________________________________]  (the  "Purchaser")  intends to  purchase  from  [______________________________]  (the
"Seller")  $[____________]  Initial  Certificate  Principal  Balance  of  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
20[__]-KS[_],  Class ____  (the  "Certificates"),  issued  pursuant to the Pooling and Servicing  Agreement (the "Pooling and Servicing
Agreement"),  dated as of [___] 1,  20[__]  among  Residential  Asset  Securities  Corporation,  as the  depositor  (the  "Depositor"),
Residential Funding  Corporation,  as master servicer (the "Master Servicer") and  [_______________],  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser
hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

                  (a)      The  Purchaser  is not an  employee  benefit  plan or other plan or  arrangement  subject to the  prohibited transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section 4975 of the
         Internal Revenue Code of 1986, as amended (the "Code"),  or any person  (including an insurance  company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor"); or

                  (b)      The  Purchaser has provided the Trustee,  the  Depositor and the Master  Servicer with an Opinion of Counsel acceptable  to and in form and substance  satisfactory  to the Trustee,  the  Depositor and the Master  Servicer to the effect that the purchase or holding of  Certificates  is  permissible  under  applicable  law,  will not  constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments),  and will not subject  the  Trustee,  the  Depositor  or the Master  Servicer  to any  obligation  or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which  Opinion of Counsel shall not be at the expense of the Trustee,  the Depositor or the Master Servicer.

         In addition,  the Purchaser hereby certifies,  represents and warrants to, and covenants with, the Depositor,  the Trustee and the Master  Servicer that the Purchaser will not transfer such  Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                                              EXHIBIT Q

                                                              [RESERVED]

                                                                                                                              EXHIBIT R

                                                         ASSIGNMENT AGREEMENT

                                               (a copy can be obtained from the Trustee)

                                                                                                                              EXHIBIT S

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address,  at a minimum,  the criteria identified as below as
"Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------- --------------------------
                                                                                                        Applicable Servicing
                                         Servicing Criteria                                                   Criteria
----------------------------------------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
          Reference                                           Criteria
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                  General Servicing Considerations
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(i)                   Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(ii)                  If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(iii)                 Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(1)(iv)                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                 Cash Collection and Administration
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(i)                   Payments on pool assets are deposited into the appropriate custodial             |X|
                                bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(ii)                  Disbursements made via wire transfer on behalf of an obligor or to               |X|
                                an investor are made only by authorized personnel.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(iii)                 Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(iv)                  The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash)
                                as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

1122(d)(2)(v)                   Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                                For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                                13k-1(b)(1) of the Securities Exchange Act.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(vi)                  Unissued checks are safeguarded so as to prevent unauthorized access.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(2)(vii)                 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                                mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                                (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                 Investor Remittances and Reporting
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(3)(i)                   Reports to investors, including those to be filed with the
                                Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(3)(ii)                  Amounts due to investors are allocated and remitted in accordance                |X|
                                with timeframes, distribution priority and other terms set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------

1122(d)(3)(iii)                 Disbursements made to an investor are posted within two business                 |X|
                                days to the servicer's investor records, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(3)(iv)                  Amounts remitted to investors per the investor reports agree with                |X|
                                cancelled checks, or other form of payment, or custodial bank statements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
                                                     Pool Asset Administration
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(i)                   Collateral or security on pool assets is maintained as                           |X|
                                required by the transaction agreements or related asset pool documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(ii)                  Pool assets and related documents are safeguarded as required by the             |X|
                                transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(iii)                 Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(iv)                  Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                                (e.g., escrow) in accordance with the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(v)                   The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(vi)                  Changes with respect to the terms or status of an obligor's pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(vii)                 Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(viii)                Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis,

                                or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(ix)                  Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(x)                   Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xi)                  Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xii)                 Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xiii)                Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xiv)                 Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------
------------------------------- --------------------------------------------------------------------- --------------------------
1122(d)(4)(xv)                  Any external enhancement or other support, identified in Item
                                1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
------------------------------- --------------------------------------------------------------------- --------------------------

                                                                                                                            EXHIBIT T-1

                                                    FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed  the  annual  report  on Form  10-K for the  fiscal  year  [____],  and all  reports  on Form 8-K  containing distribution  or servicing  reports filed in respect of periods  included in the year covered by that annual report,  of the trust (the
"Trust") created pursuant to the Pooling and Servicing  Agreement dated as of [___] 1, 20[__] (the "P&S Agreement")  among  Residential
Asset Securities  Corporation (the "Depositor"),  Residential  Funding  Corporation (the "Master Servicer") and  [______________]  (the
"Trustee");

2.       Based on my  knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement  of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my knowledge,  the servicing  information required to be provided to the Trustee by the Master Servicer under the P&S
Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the  activities  performed by the Master  Servicer  under the P&S Agreement and based upon my knowledge and the annual  compliance  review  required under the P&S  Agreement,  and,  except as disclosed in the reports,  the Master
Servicer has fulfilled its obligations under the P&S Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master  Servicer's  compliance with the minimum  servicing standards  based upon the report provided by an independent  public  accountant,  after  conducting a review in compliance with the P&S
Agreement, that is included in these reports.

         In giving the certifications  above, I have reasonably relied on the information provided to me by the following  unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                                                            EXHIBIT T-2

                                        FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.       The Trustee has  performed  all of the duties  specifically  required to be performed by it pursuant to the  provisions of the
         Pooling and Servicing  Agreement  dated as of [___] 1, 20[__] (the  "Agreement")  by and among  Residential  Asset  Securities
         Corporation,  as Depositor,  Residential  Funding  Corporation,  as Master  Servicer,  and the Trustee in accordance  with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)(I) of  the  Agreement is accurate as of the last day of the
         20[  ] calendar year.

         Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                                              EXHIBIT U

        INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                                                                              EXHIBIT V

                                FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

                  Re: Residential Asset Securities Corporation,  Mortgage Asset-Backed Pass-Through Certificates,  Series 20[__]-KS[_],
                  Class [B][SB],  issued pursuant to the Pooling and Servicing  Agreement dated as of [___] 1, 20[__] among Residential
                  Asset  Securities  Corporation,   Residential  Funding  Corporation,  and  [___________________],   as  Trustee  (the
                  "Certificates").

         This is to certify  that as of the date hereof and except as set forth  below,  the  beneficial  interest in the  Certificates held by you for our account is owned by persons  that are not U.S.  persons (as defined in Rule 901 under the  Securities  Act of 1933, as amended).

         The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification  relating to the  Certificates  held by you in which the  undersigned has acquired,  or intends to acquire,  a beneficial interest in accordance with your operating  procedures if any applicable  statement  herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests  in and  does not  relate  to U.S.  $_________  principal  amount  of the
Certificates  appearing  in your  books  as  being  held for our  account  but that we have  sold or as to which we are not yet able to certify.]

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws in the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:                     ,*/      By:                                       ,
                                            Account Holder

                                                                                                                              EXHIBIT W

                                FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         [______________]

         Re:      Residential Asset Securities  Corporation,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 20[__]-KS[_],
                  Class [B][SB],  issued pursuant to the Pooling and Servicing  Agreement dated as of [___] 1, 20[__] among Residential
                  Asset  Securities   Corporation,   Residential  Funding  Corporation,   and   [________________],   as  Trustee  (the
                  "Certificates").

         This is to certify  that,  based  solely on  certifications  we have  received in writing,  by tested  telex or by  electronic transmission  from member  organizations  appearing in our records as persons being  entitled to a portion of the principal  amount set forth below (our  "Member  Organizations")  as of the date  hereof,  $____________  principal  amount of the  Certificates  is owned by persons (a) that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or
(b) who purchased their  Certificates (or interests  therein) in a transaction or transactions that did not require  registration under the Securities Act.

         We  further  certify  (a) that we are not making  available  herewith  for  exchange  any  portion  of the  related  Temporary
Regulation S Global Class [B][SB]  Certificate  excepted in such certifications and (b) that as of the date hereof we have not received any  notification  from any of our Member  Organizations  to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws of the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:                      *                Yours faithfully,

* To be dated no earlier                    By:
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear
                                            Clearance System
                                            Cedel, Société anonyme

                                                                                                                              EXHIBIT X

                                                       FORM OF
                                        CERTIFICATE TO BE GIVEN BY TRANSFEREE
                                      OF BENEFICIAL INTEREST IN A REGULATION S
                                               BOOK-ENTRY CERTIFICATE

         Euroclear                                            Cedel, société anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B- 1210 Brussels, Belgium                            L- 1331 Luxembourg

                  Re:      Residential  Asset  Securities  Corporation,   Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
                           20[__]-KS[_],  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of [___] 1,
                           20[__]  among   Residential   Asset   Securities   Corporation,   Residential   Funding   Corporation,   and
                           [__________________], as Trustee (the "Certificates").

         This is to certify  that as of the date  hereof,  and except as set forth  below,  for  purposes  of  acquiring  a  beneficial interest in the Certificates,  the undersigned  certifies that it is not a U.S. person (as defined in Rule 901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification  relating  to the  Certificates  held by you in which the  undersigned  intends  to  acquire  a  beneficial  interest  in accordance with your operating  procedures if any applicable  statement  herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

         We  understand  that this  certification  is required in  connection  with  certain  securities  laws in the United  States of
America.  If administrative  or legal  proceedings are commenced or threatened in connection with which this  certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:                                                       By:

                                                       FORM OF
                                        TRANSFER CERTIFICATE FOR EXCHANGE OR
                                      TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                                       TO REGULATION S BOOK-ENTRY CERTIFICATE

                                                [___________________]

                  Re:      Residential  Asset  Securities  Corporation,   Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
                           20[__]-KS[_],  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of [___] 1,
                           20[__] (the "Agreement"),  among Residential Asset Securities  Corporation,  Residential Funding Corporation
                           and [___________________], as Trustee (the "Certificates").

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S.  $____________  principal  amount of  Certificates  that are held as a beneficial  interest in the
144A  Book-Entry  Certificate  (CUSIP No.  ________)  with DTC in the name of  [insert  name of  transferor]  (the  "Transferor").  The
Transferor  has  requested  an exchange or transfer of the  beneficial  interest for an interest in the  Permanent  Regulation S Global
Class [B][SB] Certificate (CUSIP No. ________) to be held with [Euroclear] [Cedel] through DTC.

         In connection  with the request and in receipt of the  Certificates,  the Transferor  does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Certificates and:

                  (a)      pursuant  to and in  accordance  with  Regulation  S under  the  Securities  Act of 1933,  as  amended  (the
         "Securities Act"), and accordingly the Transferor does hereby certify that:

                           (i)      the offer of the Certificates was not made to a person in the United States of America,

                           [(ii)    at the time the buy order was  originated,  the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably  believed that the transferee was outside the United
                  States of America,

                           (ii)     the transaction was executed in, on or through the facilities of a designated  offshore  securities market and neither the Transferor  nor any person acting on its behalf knows that the  transaction  was  pre-arranged with a buyer in the United States of America,]**/

                           (iii)    no directed  selling efforts have been made in  contravention of the requirements of Rule 903(b) or
                  904(b) of Regulation 5, as applicable,

                           (iv)     the  transaction  is not part of a plan or  scheme to evade the  registration  requirements  of the
                  Securities Act, and

                  (b)      with respect to transfers made in reliance on Rule 144 under the Securities  Act, the Transferor does hereby certify that the Certificates are being transferred in a transaction permitted by Rule 144 under the Securities Act.

         This  certification  and the  statements  contained  herein are made for your  benefit  and the  benefit of the issuer and the
[placement agent].

                                                              [Insert name of Transferor]

Date:                                       By:
                                            Title:

                                                                                                                              EXHIBIT Z

                                                       FORM OF
                                       INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

                  Re:      Residential  Asset  Securities  Corporation,   Mortgage  Asset-Backed  Pass-Through   Certificates,   Series
                           20[__]-KS[_],  Class [B][SB],  issued  pursuant to the Pooling and Servicing  Agreement dated as of [___] 1,
                           20[__] (the "Agreement") among Residential Asset Securities  Corporation,  Residential Funding  Corporation,
                           and [__________________], as Trustee (the "Certificates").

         Pursuant to Section  5.02(e) of the  Agreement,  ________________________  (the  "Initial  Purchaser")  hereby  requests  that
$______________  aggregate  principal  amount  of the  Certificates  held by you for  our  account  and  represented  by the  Temporary
Regulation S Global Class [B][SB]  Certificate  (CUSIP No.  ________) (as defined in the Agreement) be exchanged for an equal principal amount represented by the Rule 144A Global Class [B][SB] Certificate (CUSIP No. _______) to be held by you for our account.

Date:                                                [Initial Purchaser]

                                                     By:
                                                     Title:

*        Certification  must be dated on or after the 15th day  before the date of the  Euroclear  or Cedel  certificate  to which this certification releases.
**       Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.